                                                         Exhibit 10.(j)



                                U.S. $270,000,000

                                CREDIT AGREEMENT


                            Dated as of July 14, 2000

                                      Among

                              THE DIAL CORPORATION,
                                   as Borrower

                                       and

                             THE BANKS NAMED HEREIN,
                                   as Lenders

                                       and

                               CITICORP USA, INC.,
                             as Administrative Agent

                                       and

                             BANK OF AMERICA, N.A.,
                              as Syndication Agent

                                       and

                              WACHOVIA BANK, N.A.,
                             as Documentation Agent

                                       and

                           SALOMON SMITH BARNEY, INC.
                         BANC OF AMERICA SECURITIES LLC
                                  as Arrangers

                                TABLE OF CONTENTS

                                                                                                                   PAGE
                                    ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS

SECTION 1.01               Certain Defined Terms................................................................     1
SECTION 1.02               Computation of Time Periods..........................................................    12
SECTION 1.03               Accounting Terms.....................................................................    12

                                   ARTICLE II

                        AMOUNTS AND TERMS OF THE ADVANCES

SECTION 2.01               The Committed Advances...............................................................    12
SECTION 2.02               Making the Committed Advances........................................................    13
SECTION 2.03               Making the Bid Advances..............................................................    15
SECTION 2.04               Fees.................................................................................    18
SECTION 2.05               Termination and Reduction of the Commitments.........................................    19
SECTION 2.06               Repayment and Prepayment of Advances.................................................    19
SECTION 2.07               Interest on Committed Advances.......................................................    20
SECTION 2.08               Interest Rate Determination..........................................................    21
SECTION 2.09               Voluntary Conversion or Continuation of Committed Advances...........................    21
SECTION 2.10               Increased Costs......................................................................    22
SECTION 2.11               Payments and Computations............................................................    23
SECTION 2.12               Taxes................................................................................    24
SECTION 2.13               Sharing of Payments, Etc.............................................................    25
SECTION 2.14               Evidence of Debt.....................................................................    26
SECTION 2.15               Use of Proceeds......................................................................    27
SECTION 2.16               Extension of the Commitment Termination Date.........................................    27
SECTION 2.17               Substitution of Lenders..............................................................    28

                                   ARTICLE III

                     CONDITIONS OF EFFECTIVENESS AND LENDING

SECTION 3.01               Conditions Precedent to Effectiveness................................................   28
SECTION 3.02               Conditions Precedent to Each Committed Borrowing Advance.............................   29
SECTION 3.03               Conditions Precedent to Each Bid Borrowing...........................................   30

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

SECTION 4.01               Representations and Warranties of the Borrower.......................................   30

                               TABLE OF CONTENTS
                                  (continued)

                                                                                                                   PAGE
                                    ARTICLE V

                            COVENANTS OF THE BORROWER

SECTION 5.01               Affirmative Covenants................................................................    33
SECTION 5.02               Negative Covenants...................................................................    37

                                   ARTICLE VI

                                EVENTS OF DEFAULT

SECTION 6.01               Events of Default....................................................................    39

                                   ARTICLE VII

                                   THE AGENTS

SECTION 7.01               Authorization and Action.............................................................    41
SECTION 7.02               Agents' Reliance, Etc................................................................    41
SECTION 7.03               CUSA, B of A, Wachovia and Affiliates................................................    42
SECTION 7.04               Lender Credit Decision...............................................................    42
SECTION 7.05               Indemnification......................................................................    42
SECTION 7.06               Successor Agent......................................................................    43
SECTION 7.07               Syndication Agent, Documentation Agent and Arrangers.................................    43

                                  ARTICLE VIII

                                  MISCELLANEOUS

SECTION 8.01               Amendments, Etc......................................................................    44
SECTION 8.02               Notices, Etc.........................................................................    44
SECTION 8.03               No Waiver; Remedies..................................................................    44
SECTION 8.04               Costs, Expenses and Indemnification..................................................    45
SECTION 8.05               Right of Set-off.....................................................................    46
SECTION 8.06               Binding Effect; Entire Agreement.....................................................    46
SECTION 8.07               Assignments and Participations.......................................................    46
SECTION 8.08               Confidentiality......................................................................    49
SECTION 8.09               Governing Law........................................................................    50
SECTION 8.10               Execution in Counterparts............................................................    50
SECTION 8.11               Consent to Jurisdiction; Waiver of Immunities........................................    50
SECTION 8.12               Waiver of Trial by Jury..............................................................    50

SCHEDULES

Schedule I        List of Applicable Lending Offices

Schedule II       Lender's Commitments

EXHIBITS

Exhibit A         Notice of Committed Borrowing

Exhibit B         Notice of Bid Borrowing

Exhibit C         Assignment of Acceptance

Exhibit D         Form of Opinion of Counsel for Borrower

Exhibit E         Form of Opinion of Counsel to the Agents

Exhibit F         Form of Extension Request

Exhibit G         Form of Compliance Certificate

Exhibit H         Form of Committed Note

Exhibit I         Form of Bid Note

Exhibit J         Form of Notice of Conversion/Continuation

Exhibit K         Form of Designation Agreement

                                U.S. $270,000,000
                                CREDIT AGREEMENT

                            Dated as of July 14, 2000

                  This CREDIT AGREEMENT (this "AGREEMENT") is among THE DIAL CORPORATION, a Delaware corporation (the "BORROWER"), the banks (the "BANKS") listed on the signature pages hereof, CITICORP USA, INC. ("CUSA"), as administrative agent for the Lenders hereunder (in such capacity, the "ADMINISTRATIVE AGENT"), and BANK OF AMERICA, N.A. ("B OF A"), as syndication agent for the Lenders hereunder (in such capacity, the "SYNDICATION Agent"), WACHOVIA BANK, N.A. ("WACHOVIA") as documentation agent for the Lenders hereunder (in such capacity, the "DOCUMENTATION AGENT"; the Administrative Agent, Syndication Agent and the Documentation Agent being referred to together as the "AGENTS"), SALOMON SMITH BARNEY, INC. ("SSBI") and BANC OF AMERICA SECURITIES LLC ("BA SECURITIES") as arrangers for the Lenders hereunder (collectively, in such capacity, "ARRANGERS" and each individually is an "ARRANGER") agree as follows:

                                   ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS

                  SECTION 1.01 CERTAIN DEFINED TERMS. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

                  "Additions to Capital" means the sum of (i) the aggregate net proceeds, including cash and the fair market value of property other than cash (as determined in good faith by the Board of Directors of the Borrower as evidenced by a Board resolution), received by the Borrower from the issue or sale (other than to a Subsidiary) of capital stock of the Borrower and (ii) the aggregate of 25% of the after tax gain realized from unusual, extraordinary, and major nonrecurring items including, but not limited to, the sale, transfer, or other disposition of (x) any of the stock of any of the Borrower's Subsidiaries or (y) substantially all of the assets of any geographic or other division or line of business of the Borrower or any of its Subsidiaries (but excluding any after tax loss realized on any such unusual, extraordinary, and major nonrecurring items to the extent they exceed any after tax gains on such items).

                  "Adjusted Eurodollar Rate" means, for any Interest Period for each Eurodollar Rate Advance comprising part of the same Borrowing, an interest rate per annum equal to the rate per annum obtained by dividing (a) the average (rounded upward to the nearest whole multiple of 1/16 of 1% per annum, if such average is not such a multiple) of the rate per annum at which deposits in U.S. dollars are offered by the principal office of each of the Reference Banks in London, England to prime banks in the London interbank market at 11:00 A.M. (London time) two Business Days before the first day of such Interest Period in an amount substantially equal to the respective Reference Bank's Eurodollar Rate Advance comprising part of such Borrowing and for a period equal to such Interest Period by (b) a percentage equal to 100% minus the Eurodollar Rate Reserve Percentage. The Adjusted Eurodollar Rate for any Interest Period for each Eurodollar Rate Advance comprising part of the same Borrowing shall be determined by the Administrative Agent on the basis of applicable rates furnished to and received by the Administrative Agent from the Reference Banks two Business Days before the first day of such Interest Period, subject, however, to the provisions of Section 2.08.

                  "Administrative Agent" means CUSA, or any Person serving as its successor agent.

                  "Advance" means a Committed Advance or a Bid Advance.

                  "Affiliate" means, as to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person.

                  "Agent" or "Agents" has the meaning specified in the introductory paragraph of this Agreement; provided, that, for purposes of Sections 7.02, 7.04, 7.05, 8.04, 8.07(b)(iv) and 8.12 of this Agreement the term "Agent" or "Agents", as the case may be, shall include Arrangers.

                  "Agreement" means this Credit Agreement as it may be amended, supplemented or otherwise modified from time to time.

                  "Applicable Lending Office" means, with respect to each Lender, such Lender's Domestic Lending Office in the case of a Base Rate Advance, and such Lender's Eurodollar Lending Office in the case of a Eurodollar Rate Advance.

                  "Applicable Margin" means, for any period for which any interest payment is to be made with respect to any Advance, the interest rate per annum derived by dividing (i) the sum of the Daily Margins for each of the days included in such period by (ii) the number of days included in such period.

                  "Arrangers" means SSBI and BA Securities, collectively, and each individually is an "Arranger."

                  "Assignment and Acceptance" means an assignment and acceptance entered into by a Lender and an Eligible Assignee, and accepted by the Administrative Agent, in substantially the form of Exhibit C hereto.

                  "Bankruptcy Code" means Title 11 of the United States Code entitled "Bankruptcy" as now and hereafter in effect, or any successor statute.

                  "Base Rate" means, for any period, a fluctuating interest rate per annum as shall be in effect from time to time which rate per annum shall at all times be equal to the highest of:

                  (a) the rate of interest announced publicly by Citibank in New York, New York, from time to time, as Citibank's base rate (which is a rate set by Citibank based upon various factors including Citibank's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate);

                  (b) the sum of (A) 1/2 of one percent per annum, plus (B) the rate obtained by dividing (x) the latest three-week moving average of secondary market morning offering rates in the United States for three-month certificates of deposit of major United States money market banks (such three-week moving average being determined weekly by Citibank on the basis of such rates reported by certificate of deposit dealers to and published by the Federal Reserve Bank of New York or, if such publication shall be suspended or terminated, on the basis of quotations for such rates received by Citibank, in either case adjusted to the nearest 1/16 of one percent or, if there is no nearest 1/16 of one percent, to the next higher 1/16 of one percent), by (y) a percentage equal to 100% minus the average of the daily percentages specified during such three-week period by the Board of Governors of the Federal Reserve System for determining the maximum reserve requirement (including, but not limited to, any marginal reserve requirements for Citibank in respect of liabilities consisting of or including (among other liabilities) three-month nonpersonal time deposits of at least $100,000), plus (C) the average during such three-week period of the daily net annual assessment rates estimated by Citibank for determining the current annual assessment payable by Citibank to the Federal Deposit Insurance Corporation for insuring three-month deposits in the United States; or

                  (c) 1/2 of one percent per annum above the Federal Funds Rate.

                  "Base Rate Advance" means a Committed Advance which bears interest at a rate per annum determined on the basis of the Base Rate, as provided in Section 2.07(a).

                  "Bid Advance" means an advance by a Lender to the Borrower as part of a Bid Borrowing resulting from the auction bidding procedure described in Section 2.03(a).

                  "Bid Agent" means the Administrative Agent or any lender designated by the Borrower with the consent of the Administrative Agent.

                  "Bid Borrowing" means a borrowing consisting of simultaneous Bid Advances of the same Type from each of the Lenders whose offer to make one or more Bid Advances as part of such borrowing has been accepted by the Borrower under the auction bidding procedure described in Section 2.03(a).

                  "Bid Reduction" has the meaning specified in Section 2.01(a).

                  "Borrowing" means a Committed Borrowing or a Bid Borrowing.

                  "Business Day" means a day of the year on which banks are not required or authorized to close in New York City or Los Angeles and, if the applicable Business Day relates to any Eurodollar Rate Advances, on which dealings are carried on in the London interbank market.

                  "Capital Lease" means, with respect to any Person, any lease of any property by that Person as lessee which would, in conformity with GAAP, be required to be accounted for as a capital lease on the balance sheet of that Person.

                  "Cash" means money, currency or a credit balance in a deposit account.

                  "Cash Equivalents" means (a) marketable direct obligations issued or unconditionally guaranteed by the United States government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition thereof, (b) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within one year from the date of acquisition thereof and, at the time of acquisition, having the highest rating generally obtainable from either S&P or Moody's, (c) commercial paper maturing no more than one year from the date of creation thereof and, at the time of acquisition, having a rating of A-1 or higher from S&P or P-1 or higher from Moody's, and (d) certificates of deposit or bankers' acceptances maturing within one year from the date of acquisition thereof issued by any lender.

                  "Citibank" means Citibank, N.A.

                  "Closing Date" means the date this Agreement is executed and the documents referred to in Section 3.01 are delivered to the Agents, which shall be July 14, 2000 or such other date as may be agreed upon by the Borrower and the Agents.

                  "Code" means the Internal Revenue Code of 1986, as amended.

                  "Commitment" has the meaning specified in Section 2.01.

                  "Commitment Termination Date" means, with respect to any Lender, the fifth anniversary of the Closing Date, or such later date to which the Commitment Termination Date of such Lender may be extended from time to time pursuant to Section 2.16 (or if any such date is not a Business Day, the next preceding Business Day).

                  "Committed Advance" means an advance by a Lender to the Borrower as part of a borrowing consisting of simultaneous Advances from each of the Lenders pursuant to Section 2.01 and refers to a Base Rate Advance or a Eurodollar Rate Advance, each of which shall be a "Type" of Advance.

                  "Committed Borrowing" means a borrowing consisting of simultaneous Committed Advances of the same Type made on the same day pursuant to the same Notice of Borrowing by each of the Lenders pursuant to Section 2.01(b).

                  "Compliance Certificate" means a certificate substantially in the form of Exhibit G hereto, delivered to the Lenders by the Borrower pursuant to Section 5.01(b)(iii).

                  "Convert," "Conversion" and "Converted" each refers to a conversion of Advances of one Type into Advances of another Type pursuant to
Section 2.09.

                  "Daily Margin" means, for any date of determination, for the designated Level, Utilization Ratio applicable to such date of determination and Type of Advance, the following interest rates per annum:

                                           Daily Margin when
                                      Utilization Ratio is equal         Daily Margin when Utilization
                                       to or less than 0.50:1.00        Ratio is greater than 0.50:1.00
                                      --------------------------        -------------------------------
                                            TYPE OF ADVANCE                     TYPE OF ADVANCE
                                      --------------------------        -------------------------------
                                       Base Rate      Eurodollar          Base Rate       Eurodollar
                                        Advance      Rate Advance          Advance       Rate Advance
                                      -----------  --------------       ------------   ----------------
                  Level 1                 0%            .350%                 0%             .475%
                  Level 2                 0%            .375%                 0%             .500%
                  Level 3                 0%            .475%                 0%             .600%
                  Level 4                 0%            .625%                 0%             .750%
                  Level 5                 0%            .875%                 0%            1.125%

         For purposes of this definition, (a) "Utilization Ratio" means, as of any date of determination, the ratio of (1) the aggregate outstanding principal amount of all Advances as of such date to (2) the aggregate amount of all Commitments in effect as of such date (whether used or unused), (b) if any change in the rating established by S&P, Moody's or Fitch with respect to Long-Term Debt shall result in a change in the Level, the change in the Daily Margin shall be effective as of the date on which such rating change is publicly announced, and (c) if the ratings established by any two of S&P, Moody's or Fitch with respect to Long-Term Debt are unavailable for any reason for any day, then the applicable level for such day shall be deemed to be Level 5 (or, if the Requisite Lenders consent in writing, such other Level as may be reasonably determined by the Requisite Lenders from a rating with respect to Long-Term Debt for such day established by another rating agency reasonably acceptable to the Requisite Lenders).

                  "Debt" means (i) indebtedness for borrowed money or for the deferred purchase price of property or services, (ii) obligations as lessee under Capital Leases, (iii) obligations under guarantees in respect of indebtedness or in respect of obligations of others of the kinds referred to in clause (i) or (ii) above, (iv) liabilities in respect of unfunded vested benefits under Single Employer Plans, and (v) Withdrawal Liability incurred under ERISA by the Borrower or any of its ERISA Affiliates to any Multi-employer Plans.

                  "Designated Bidder" means (i) an Eligible Assignee or (ii) a special purpose corporation which is engaged in making, purchasing or otherwise investing in commercial loans in the ordinary course of its business and that issues (or the parent of which issues) commercial paper rated at least "Prime 1" by Moody's or "A-1" by S&P or a comparable rating from the successor or either of them, in either case, (w) is organized under the laws of the United States or any State thereof, (x) shall have become a party hereto pursuant to Section 8.07(d), (e) and (f), (y) is not otherwise a Lender and (z) shall have been consented to by the Borrower, which consent shall not be unreasonably withheld.

                  "Designation Agreement" means a designation agreement entered into by a Lender (other than a Designated Bidder) and a Designated Bidder, and accepted by the Administrative Agent, in substantially the form of Exhibit K hereto.

                  "Documentation Agent" means Wachovia.

                  "Dollars" and the sign "$" each means lawful money of the United States of America.

                  "Domestic Lending Office" means, with respect to any Lender, the office of such Lender specified as its "Domestic Lending Office" opposite its name on Schedule I hereto or in the Assignment and Acceptance pursuant to which it became a Lender, or such other office of such Lender as such Lender may from time to time specify to the Borrower and the Agents.

                  "EBITDA" means, for any period, consolidated net income plus provision for taxes of the Borrower and its Subsidiaries (excluding extraordinary, unusual, or nonrecurring gains or losses), plus interest expense of the Borrower and its Subsidiaries, plus depreciation expense of the Borrower and its Subsidiaries, plus amortization of intangibles of the Borrower and its Subsidiaries, as determined on a consolidated basis in conformity with GAAP; provided that to the extent that during such period the Borrower or any of its Subsidiaries has acquired or disposed of a business or businesses in an amount for any transaction or series of related transactions exceeding $15,000,000, such calculations shall be made as if such acquisition or disposition took place on the first day of such period (on a pro forma basis for the portion of such period prior to the date of such acquisition (or after the date of such disposition) and on an actual basis for the portion of such period after the date of such acquisition (or before the date of such disposition)).

                  "Eligible Assignee" means (i) a commercial bank organized under the laws of the United States, or any state thereof, and having a combined capital and surplus of at least $100,000,000; (ii) a commercial bank organized under the laws of any other country which is a member of the Organization for Economical Cooperation and Development (the "OECD"), or a political subdivision of any such country and having a combined capital and surplus of at least $100,000,000, provided that such bank is acting through a branch or agency located in the country in which it is organized or another country which is also a member of the OECD; and (iii) any Person engaged in the business of lending and that is an Affiliate of a Lender or of a Person of which a Lender is a Subsidiary.

                  "Environmental Law" means any and all statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or other governmental restrictions of any federal, state or local governmental authority within the United States or any State or territory thereof and which relate to the environment or the release of any materials into the environment.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

                  "ERISA Affiliate" means any Person who for purposes of Title IV of ERISA is a member of the Borrower's controlled group, or under common control with the Borrower, within the meaning of Section 4001(a)(14) of ERISA.

                  "ERISA Event" means (i) the occurrence of a reportable event, within the meaning of Section 4043 of ERISA, unless the 30-day notice requirement with respect thereto has been waived by the PBGC; (ii) the provision by the administrator of any Pension Plan of a notice of intent to terminate such Pension Plan pursuant to Section 4041(a)(2) of ERISA (including any such notice with respect to a plan amendment referred to in Section 4041(e) of ERISA); (iii) the cessation of operations at a facility in the circumstances described in Section 4062(e) of ERISA; (iv) the withdrawal by the Borrower or an ERISA Affiliate from a Multiple Employer Plan during a plan year for which it was a substantial employer, as defined in Section 4001(a)(2) of ERISA; (v) the failure by the Borrower or any ERISA Affiliate to make a payment to a Pension Plan required under Section 302(f)(1) of ERISA, which
Section imposes a lien for failure to make required payments; (vi) the adoption of an amendment to a Pension Plan requiring the provision of security to such Pension Plan, pursuant to Section 307 of ERISA; or (vii) the institution by the PBGC of proceedings to terminate a Pension Plan, pursuant to Section 4042 of ERISA, or the occurrence of any event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, a Pension Plan.

                  "Eurocurrency Liabilities" has the meaning assigned to that term in Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

                  "Eurodollar Lending Office" means, with respect to any Lender, the office of such Lender specified as its "Eurodollar Lending Office" opposite its name on Schedule I hereto or in the Assignment and Acceptance pursuant to which it became a Lender (or, if no such office is specified, its Domestic Lending Office), or such other office of such Lender as such Lender may from time to time specify to the Borrower and the Administrative Agent.

                  "Eurodollar Rate Advance" means a Committed Advance which bears interest as provided in Section 2.07(b) and/or a Bid Advance which bears interest based on the Adjusted Eurodollar Rate as provided in Section 2.03(a).

                  "Eurodollar Rate Reserve Percentage" for any Interest Period for any Eurodollar Rate Advance means the reserve percentage applicable during such Interest Period (or if more than one such percentage shall be so applicable, the daily average of such percentages for those days in such Interest Period during which any such percentage shall be so applicable) under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirements (including, without limitation, any emergency, supplemental or other marginal reserve requirement) for member banks in the Federal Reserve System with respect to liabilities or assets consisting of or including Eurocurrency Liabilities having a term equal to such Interest Period.

                  "Events of Default" has the meaning specified in Section 6.01.

                  "Existing Credit Agreement" means the Credit Agreement dated as of July 24, 1996 among Borrower, the lenders named therein and Citicorp USA, Inc., as agent, as amended to the date hereof.

                  "Federal Funds Rate" means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding

Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

                  "Fitch" means Fitch Investment Service, Inc. and any successor thereto.

                  "Fixed Rate" means, for the period for each Fixed Rate Advance comprising part of the same Bid Borrowing, the fixed interest rate per annum determined for such Advance, as provided in Section 2.03(a).

                  "Fixed Rate Advance" means a Bid Advance which bears interest as a fixed rate per annum determined as provided in Section 2.03(a).

                  "Funded Debt" means outstanding Debt of the Borrower and its Subsidiaries of the kind described in clauses (i), (ii) and (iii) of the definition of Debt.

                  "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the date of determination.

                  "Hostile Acquisition" means the acquisition of the capital stock or other equity interests of a Person (the "Target") through a tender offer or similar solicitation of the owners of such capital stock or other equity interests which has not been approved (prior to such acquisition) by resolutions of the Board of Directors of the Target or by similar action if the Target is not a corporation and as to which such approval has not been withdrawn.

                  "Insufficiency" means, with respect to any Pension Plan, the amount, if any, of its unfunded benefit liabilities, as defined in Section 4001(a)(18) of ERISA.

                  "Interest Period" means, for each Eurodollar Rate Advance comprising part of the same Borrowing, the period commencing on the date of such Eurodollar Rate Advance, or on the date of continuation of such Advance as a Eurodollar Rate Advance upon expiration of successive Interest Periods applicable thereto, or on the date of Conversion of a Base Rate Advance into a Eurodollar Rate Advance, and ending on the last day of the period selected by the Borrower pursuant to the provisions below. The duration of each such Interest Period shall be one, two, three or six months, as the Borrower may select in the Notice of Borrowing or the Notice of Conversion/Continuation for such Advance; provided, however, that:

                  (i) the Borrower may not select any Interest Period which ends after the earliest Commitment Termination Date of any Lender then in effect;

                  (ii) Interest Periods commencing on the same date for Advances comprising part of the same Borrowing shall be of the same duration; and

                  (iii) whenever the last day of any Interest Period would otherwise occur on a day other than a Business Day, the last day of such Interest Period shall be extended to occur on the next succeeding Business Day, provided, that if such extension would cause the last day of such Interest Period to occur in the next following calendar month, the last day of such Interest Period shall occur on the next preceding Business Day.

                  "Lenders" means the Banks listed on the signature pages hereof and each Eligible Assignee that shall become a party hereto pursuant to Section
8.07 and, except when used in reference to a Committed Advance, a Committed Borrowing, a Commitment or a related term, each Designated Bidder.

                  "Level" means Level 1, Level 2, Level 3, Level 4 or Level 5 as the case may be.

                  "Level 1" means that, as of any date of determination, the Borrower's Long-Term Debt rating is equal to or higher than at least two of the following: A- from S&P, A3 from Moody's and/or A- from Fitch.

                  "Level 2" means that, as of any date of determination, the Borrower's Long-Term Debt rating is equal to at least two of the following: BBB+ from S&P, Baa1 from Moody's and/or BBB+ from Fitch.

                  "Level 3" means that, as of any date of determination, the Borrower's Long-Term Debt rating is equal to at least two of the following: BBB from S&P, Baa2 from Moody's and/or BBB from Fitch.

                  "Level 4" means that, as of any date of determination, the Borrower's Long-Term Debt rating is equal to at least two of the following: BBB-from S&P, Baa3 from Moody's and/or BBB- from Fitch.

                  "Level 5" means that none of the criteria of Level 1, Level 2, Level 3 or Level 4 are satisfied.

                  "Lien" means any lien, mortgage, pledge, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement and any lease in the nature thereof).

                  "Loan Documents" means this Agreement and the related documents.

                  "Long-Term Debt" means senior, unsecured, long term debt securities of the Borrower.

                  "Margin Stock" has the meaning assigned to that term in Regulation U promulgated by the Board of Governors of the Federal Reserve System, as in effect from time to time.

                  "Material Subsidiary" means any Subsidiary of the Borrower having total assets in excess of $10,000,000.

                  "Moody's" means Moody's Investors Service, Inc.

                  "Multiemployer Plan" means a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA to which the Borrower or any ERISA Affiliate of the Borrower is making, or is obligated to make, contributions or has within any of the preceding six plan years been obligated to make or accrue contributions.

                  "Multiple Employer Plan" means a single employer plan, as defined in Section 4001(a)(15) of ERISA, which (i) is maintained for employees of the Borrower or an ERISA Affiliate and at least one Person other than the Borrower and its ERISA Affiliates or (ii) was so maintained and in respect of which the Borrower or an ERISA Affiliate could have liability under Section 4063, 4064 or 4069 of ERISA in the event such plan has been or were to be terminated.

                  "Net Income" means net income in accordance with GAAP.

                  "Net Worth" means minority interests, preferred stock and common stock and other equity, as shown on the consolidated balance sheet of the Borrower and its Subsidiaries; provided that there shall be excluded from the calculation of Net Worth any unrealized gains or losses (net of taxes) on securities available for sale.

                  "Notice of Bid Borrowing" has the meaning specified in Section 2.03(a).

                  "Notice of Borrowing" means a Notice of Committed Borrowing or a Notice of Bid Borrowing, as the case may be.

                  "Notice of Committed Borrowing" has the meaning specified in
Section 2.02(a).

                  "Notice of Conversion/Continuation" has the meaning specified in Section 2.09(a).

                  "Payment Office" means the principal office of CUSA, located on the date hereof at 2 Penn's Way, Suite 200 New Castle, Delaware, 19720 (or such other place as the Administrative Agent may designate by notice to the Borrower and the Lenders from time to time).

                  "PBGC" means the U.S. Pension Benefit Guaranty Corporation.

                  "Pension Plan" means a Single Employer Plan or a Multiple Employer Plan or both.

                  "Person" means an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

                  "Potential Event of Default" means a condition or event which, after notice or lapse of time or both, would constitute an Event of Default if that condition or event were not cured or removed within any applicable grace or cure period.

                  "Reference Banks" means, B of A, Citibank and Wachovia.

                  "Register" has the meaning specified in Section 8.07(g).

                  "Requisite Lenders" means at any time Lenders holding at least 66-2/3% of the then aggregate unpaid principal amount of the Committed Advances held by Lenders, or, if no such principal amount is then outstanding, Lenders having at least 66-2/3% of the Commitments (provided that, for purposes hereof, neither the Borrower, nor any of its Affiliates, if a Lender, shall be included in (i) the Lenders holding such amount of the Committed Advances or having such amount of the Commitments or (ii) determining the aggregate unpaid principal amount of the Committed Advances or the total Commitments).

                  "S&P" means Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies.

                  "SEC" means the Securities and Exchange Commission and any successor agency.

                  "Single Employer Plan" means a single employer plan, as defined in Section 4001(a)(15) of ERISA, which (i) is maintained for employees of the Borrower or any ERISA Affiliate and no Person other than the Borrower and its ERISA Affiliates or (ii) was so maintained and in respect of which the Borrower or an ERISA Affiliate could have liability under Section 4062 or 4069 of ERISA in the event such plan has been or were to be terminated.

                  "Subsidiary" of any Person means any corporation, association, partnership or other business entity of which at least 50% of the total voting power of shares of stock or other securities entitled to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person or a combination thereof.

                  "Syndication Agent" means Bank of America, N.A.

                  "Swaps" means, with respect to any Person, payment obligations with respect to interest rate swaps, currency swaps and similar obligations obligating such Person to make payments, whether periodically or upon the happening of a contingency.

                  "Termination Date" means, with respect to any Lender, the earlier of (i) the Commitment Termination Date of such Lender and (ii) the date of termination in whole of the Commitments of all Lenders pursuant to Section
2.05 or 6.01.

                  "Total Utilization of Commitments" means at any date of determination the sum of (i) the aggregate principal amount of all Committed Advances outstanding at such date plus (ii) the aggregate principal amount of all Bid Advances outstanding at such date.

                  "Type" means, with reference to an Advance, a Base Rate Advance, a Eurodollar Rate Advance, or a Fixed Rate Advance.

                  "Withdrawal Liability" has the meaning given such term under
Part I of Subtitle E of Title IV of ERISA.

                  SECTION 1.02 COMPUTATION OF TIME PERIODS. In this Agreement in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding".

                  SECTION 1.03 ACCOUNTING TERMS. All accounting terms not specifically defined herein shall be construed in accordance with GAAP. All computations determining compliance with financial covenants or terms, including definitions used therein, shall be prepared in accordance with generally accepted accounting principles in effect at the time of the preparation of, and in conformity with those used to prepare, the financial statements delivered to the Lenders pursuant to Section 4.01(e). If at any time the computations for determining compliance with financial covenants or provisions relating thereto utilize generally accepted accounting principles different than those then being utilized in the financial statements being delivered to the Lenders, such financial statements shall be accompanied by a reconciliation statement.

                                   ARTICLE II

                        AMOUNTS AND TERMS OF THE ADVANCES

                  SECTION 2.01 THE COMMITTED ADVANCES.

                  (a) Each Lender severally agrees, on the terms and conditions hereinafter set forth, to make Committed Advances to the Borrower from time to time on any Business Day during the period from the Closing Date to but excluding the Termination Date, as in effect for such Lender, in an aggregate principal amount at any one time outstanding not to exceed the amount set opposite such Lender's name on Schedule II hereof or, if such Lender has entered into any Assignment and Acceptance set forth for such Lender in the Register maintained by the Administrative Agent pursuant to Section 8.07(c), as such amount may be, as such amount may be reduced pursuant to Section 2.05 (such Lender's "Commitment"), provided that the aggregate amount of the Commitments of the Lenders shall be deemed used from time to time to the extent of the aggregate amount of the Bid Advances and such deemed use of the aggregate amount of the Commitments shall be applied to the Lenders ratably according to their respective Commitments (such deemed use of the aggregate amount of the Commitments resulting from the Bid Advances being the "Bid Reduction"); provided further that (i) in no event shall the aggregate principal amount of Committed Advances from any Lender outstanding at any time exceed its Commitment then in effect and (ii) the Total Utilization of Commitments shall not exceed the aggregate Commitments then in effect.

                  (b) Each Committed Borrowing shall be in an aggregate amount not less than $5,000,000 or a multiple of $1,000,000 in excess thereof and shall consist of Committed Advances of the same Type made on the same day by the Lenders ratably according to their respective Commitments. Within the limits of each Lender's Commitment, the Company may from time to time borrow, prepay pursuant to Section 2.06(c) and reborrow under this Section 2.01.

                  SECTION 2.02 MAKING THE COMMITTED ADVANCES.

                  (a) Each Committed Borrowing shall be made on notice, given not later than (x) 11:00 A.M. (New York City time) on the date of a proposed Committed Borrowing consisting of Base Rate Advances and (y) 11:00 A.M. (New York City time) on the third Business Day prior to the date of a proposed Committed Borrowing consisting of Eurodollar Rate Advances, by the Borrower to the Administrative Agent, which shall give to each Lender prompt notice thereof by telecopier, telex or cable. Each such notice of a Committed Borrowing (a "Notice of Committed Borrowing") shall be by telecopier, confirmed immediately in writing, in substantially the form of Exhibit A hereto, specifying therein the requested (i) date of such Committed Borrowing, (ii) Type of Committed Advances comprising such Committed Borrowing, (iii) aggregate amount of such Committed Borrowing, and (iv) in the case of a Committed Borrowing comprised of Eurodollar Rate Advances, the initial Interest Period for each such Committed Advance. The Borrower may, subject to the conditions herein provided, borrow more than one Committed Borrowing on any Business Day. Each Lender shall, before 2:00 P.M. (New York City time) in the case of a Committed Borrowing consisting of Base Rate Advances and before 11:00 A.M. (New York City time) in the case of a Committed Borrowing consisting of Eurodollar Rate Advances, in each case on the date of such Committed Borrowing, make available for the account of its Applicable Lending Office to the Administrative Agent at its address referred to in Section 8.02, in same day funds, such Lender's ratable portion of such Committed Borrowing. After the Administrative Agent's receipt of such funds and upon fulfillment of the applicable conditions set forth in Article III, the Administrative Agent will make such funds available to the Borrower at the Administrative Agent's aforesaid address.

                  (b) Anything in subsection (a) above to the contrary notwithstanding,

                           (i) the Borrower may not select Eurodollar Rate
                  Advances for any Committed Borrowing or with respect to the Conversion or continuance of any Committed Borrowing if the aggregate amount of such Committed Borrowing or such Conversion or continuance is less than $5,000,000;

                           (ii) there shall be no more than five Interest
                  Periods relating to Committed Borrowings consisting of Eurodollar Rate Advances outstanding at any time;

                           (iii) if any Lender shall, at least one Business Day
                  before the date of any requested Committed Borrowing, notify the Administrative Agent that the introduction of or any change in or in the interpretation of any law or regulation makes it unlawful, or that any central bank or other governmental authority asserts that it is unlawful, for such Lender or its Eurodollar Lending Office to perform its obligations hereunder to make Eurodollar Rate Advances or to fund or maintain Eurodollar Rate Advances hereunder, the Commitment of such Lender to make Eurodollar Rate Advances or to Convert all or any portion of Base Rate Advances shall forthwith be suspended until the Administrative Agent shall notify the Borrower that such Lender has determined that the circumstances causing such suspension no longer exist and such Lender's then outstanding Eurodollar Rate Advances, if any, shall be Base Rate Advances; to the extent that such affected Eurodollar Rate Advances become Base Rate Advances, all payments of principal that would have been otherwise applied to such Eurodollar Rate Advances shall be applied instead to such Lender's Base Rate Advances; provided that if Requisite Lenders are subject to the same illegality or assertion of illegality, then the right of the Borrower to select Eurodollar Rate Advances for such Committed Borrowing or any subsequent Committed Borrowing or to Convert all or any portion of Base Rate Advances shall forthwith be suspended until the Administrative Agent shall notify the Borrower that the circumstances causing such suspension no longer exist, and each Committed Advance comprising such Committed Borrowing shall be a Base Rate Advance;

                           (iv) if fewer than two Reference Banks furnish timely
                  information to the Administrative Agent for determining the Adjusted Eurodollar Rate for any Eurodollar Rate Advances comprising any requested Committed Borrowing, the right of the Borrower to select Eurodollar Rate Advances for such Committed Borrowing or any subsequent Committed Borrowing shall be suspended until the Administrative Agent shall notify the Borrower and the Lenders that the circumstances causing such suspension no longer exist, and each Advance comprising such Committed Borrowing shall be made as a Base Rate Advance; and

                           (v) if the Requisite Lenders shall, at least one
                  Business Day before the date of any requested Committed Borrowing, notify the Administrative Agent that the Adjusted Eurodollar Rate for Eurodollar Rate Advances comprising such Committed Borrowing will not adequately reflect the cost to such Requisite Lenders of making, funding or maintaining their respective Eurodollar Rate Advances for such Committed Borrowing, the right of the Borrower to select Eurodollar Rate Advances for such Committed Borrowing or any subsequent Committed Borrowing shall be suspended until the Administrative Agent shall notify the Borrower and the Lenders that the circumstances causing such suspension no longer exist, and each Committed Advance comprising such Committed Borrowing shall be made as a Base Rate Advance.

                  (c) Each Notice of Committed Borrowing shall be irrevocable and binding on the Borrower. In the case of any Committed Borrowing which the related Notice of Committed Borrowing specifies is to be comprised of Eurodollar Rate Advances, the Borrower shall indemnify each Lender against any loss, cost or expense incurred by such Lender by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund the Advance to be made by such Lender as part of such Committed Borrowing or by reason of the termination of hedging or other similar arrangements, in each case when such Advance is not made on such date (other than by reason of (i) a breach of a Lender's obligations hereunder or (ii) a suspension of Eurodollar Rate Advances under clauses (iii), (iv) or (v) of paragraph (b) of this Section 2.02), including without limitation, as a result of any failure to fulfill on or before the date specified in such Notice of Committed Borrowing for such Committed Borrowing the applicable conditions set forth in Article III.

                  (d) Unless the Administrative Agent shall have received notice from a Lender prior to the date of any Committed Borrowing that such Lender will not make available to the Administrative Agent such Lender's ratable portion of such Committed Borrowing, the Administrative Agent may assume that such Lender has made such portion available to the Administrative Agent on the date of such Committed Borrowing in accordance with subsection (a) of this Section 2.02 and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent that such Lender shall not have so made such ratable portion available to the Administrative Agent, such Lender and the Borrower severally agree to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Administrative Agent, at (i) in the case of the Borrower, the interest rate applicable at the time to Advances comprising such Committed Borrowing and (ii) in the case of such Lender, the Federal Funds Rate. If such Lender shall repay to the Administrative Agent such corresponding amount, such amount so repaid shall constitute such Lender's Advance as part of such Committed Borrowing for purposes of this Agreement.

                  (e) The failure of any Lender to make the Advance to be made by it as part of any Committed Borrowing shall not relieve any other Lender of its obligation, if any, hereunder to make its Advance on the date of such Borrowing, but no Lender shall be responsible for the failure of any other Lender to make the Advance to be made by such other Lender on the date of any Committed Borrowing.

                  SECTION 2.03 MAKING THE BID ADVANCES.

                  (a) Each Lender severally agrees that the Borrower may make Bid Borrowings in Dollars under this Section 2.03 from time to time on any Business Day during the period from the Closing Date until the date occurring one month prior to the Termination Date, in the manner set forth below; provided that, after giving effect to the making of each Bid Borrowing, the Total Utilization of Commitments shall not exceed the aggregate Commitments then in effect and the aggregate amount of the Bid Advances of all Lenders then outstanding shall not exceed the aggregate Commitments then in effect.

                           (i) The Borrower may request a Bid Borrowing under
                  this Section 2.03 by delivering to the Bid Agent, by telecopier, telex or cable, confirmed immediately in writing, a notice of a Bid Borrowing (a "Notice of Bid Borrowing"), in substantially the form of Exhibit B hereto, specifying the date and aggregate amount of the proposed Bid Borrowing, the maturity date for repayment of each Bid Advance to be made as part of such Bid Borrowing (which maturity date may not be earlier than the date occurring thirty (30) days (in the case of Fixed Rate Advances) or one (1) month (in the case of Eurodollar Rate Advances) after the date of such Bid Borrowing, or in any case later than the Termination Date), whether the Lenders should offer to make Fixed Rate Advances or Eurodollar Rate Advances, the interest payment date or dates relating thereto, and any other terms to be applicable to such Bid Borrowing, not later than 10:00 A.M. (New York City time) (A) at least one (1) Business Day prior to the date of a proposed Bid Borrowing consisting of Fixed Rate Advances and (B) at least four (4) Business Days prior to the date of a proposed Bid Borrowing consisting of Eurodollar Rate Advances. The Bid Agent shall in turn promptly notify each Lender of each request for a Bid Borrowing received by it from the Borrower by sending such Lender a copy of the related Notice of Bid Borrowing.

                           (ii) Each Lender may, if, in its sole discretion, it
                  elects to do so, irrevocably offer to make one or more Bid Advances to the Borrower as part of such proposed Bid Borrowing at a Fixed Rate or Rates or a margin or margins relative to the Adjusted Eurodollar Rate, as requested by the Borrower. Each Lender electing to make such an offer shall do so by notifying the Bid Agent (which shall give prompt notice thereof to the Borrower), before 10:00 A.M. (New York City time) (A) the date of such proposed Bid Borrowing, in the case of a Notice of Bid Borrowing delivered pursuant to clause (A) of paragraph (i) above and (B) three (3) Business Days before the date of such proposed Bid Borrowing, in the case of a Notice of Bid Borrowing delivered pursuant to clause (B) of paragraph (i) above, of the amount of each Bid Advance which such Lender would be willing to make as part of such proposed Bid Borrowing (which amount may, subject to the proviso to the first sentence of this Section 2.03(a), exceed such Lender's Commitment, if any), the Fixed Rate or Rates or margin or margins relative to the Adjusted Eurodollar Rate, as requested by the Borrower, which such Lender would be willing to accept for such Bid Advance and such Lender's Applicable Lending Office with respect to such Bid Advance; provided that if the Bid Agent in its capacity as a Lender, or any affiliate of the Bid Agent in its capacity as a Lender, shall, in its sole discretion, elect to make any such offer, it shall notify the Borrower of such offer before 9:00 A.M. (New York City time) on the date on which notice of such election is to be given to the Bid Agent by the other Lenders.

                           (iii) The Borrower, in turn, (A) before 12:00 P.M.
                  (New York City time) the date of such proposed Bid Borrowing, in the case of a Notice of Bid Borrowing delivered pursuant to clause (A) of paragraph (i) above and (B) before 12:00 Noon (New York City time) three (3) Business Days before the date of such proposed Bid Borrowing, in the case of a Notice of Bid Borrowing delivered pursuant to clause (B) of paragraph (i) above, either

                           (x) cancel such Bid Borrowing by giving the Bid Agent
                  notice to that effect, or

                           (y) accept one or more of the offers made by any
                  Lender or Lenders pursuant to paragraph (ii) above, in its sole discretion, by giving notice to the Bid Agent of the amount of each Bid Advance to be made by each Lender as part of such Bid Borrowing, and reject any remaining offers made by Lenders pursuant to paragraph (ii) above by giving the Bid Agent notice to that effect; provided that acceptance of offers may only be made on the basis of ascending rates for Bid Borrowings of the same Type and duration; and provided further that the Borrower may not accept offers in excess of the aggregate amount requested in the Notice of Bid Borrowing; and provided further still if offers are made by two or more Lenders for the same Type of Bid Borrowing for the same duration and with the same rate of interest, in an aggregate amount which is greater than the amount requested, such offers shall be accepted on a pro rata basis in proportion to the amount of the offer made by each such Lender.

                           (iv) If the Borrower notifies the Bid Agent that such
                  Bid Borrowing is cancelled pursuant to paragraph (iii)(x) above, the Bid Agent shall give prompt notice thereof to the Lenders and such Bid Borrowing shall not be made.

                           (v) If the Borrower accepts (which acceptance may not
                  be revoked) one or more of the offers made by any Lender or Lenders pursuant to paragraph (iii)(y) above, the Bid Agent shall in turn promptly notify (A) each Lender that has made an offer as described in paragraph (ii) above, of the date and aggregate amount of such Bid Borrowing and whether or not any offer or offers made by such Lender pursuant to paragraph (ii) above have been accepted by the Borrower, (B) each Lender that is to make a Bid Advance as part of such Bid Borrowing, of the amount of each Bid Advance to be made by such Lender as part of such Bid Borrowing, and (C) each Lender that is to make a Bid Advance as part of such Bid Borrowing, upon receipt, that the Bid Agent has received forms of documents appearing to fulfill the applicable conditions set forth in Article III.

                  (b) Each Lender that is to make a Bid Advance as part of a Bid Borrowing shall, before 1:00 P.M. (New York City time) on the date of such Bid Borrowing specified in the Notice of Bid Borrowing relating thereto, make available for the account of its Applicable Lending Office to the Bid Agent at such account maintained at the Payment Office for Dollars as shall have been notified by the Bid Agent to the Lenders prior thereto and in same day funds, such Lender's portion of such Bid Borrowing. Upon fulfillment of the applicable conditions set forth in Article III and after receipt by the Bid Agent of such funds, the Bid Agent will make such funds available to the Borrower requesting a Bid Advance at the aforesaid applicable Payment Office. Promptly after each Bid Borrowing the Bid Agent will notify each Lender of the amount of the Bid Borrowing, the consequent Bid Reduction and the dates upon which such Bid Reduction commenced and will terminate. The Borrower shall indemnify each Lender which is to make a Bid Advance (as a result of the acceptance by the Borrower of one or more offers by such Lender) as part of a Bid Borrowing against any loss, cost or expense incurred by such Lender by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund the Bid Advance to be made by such Lender as part of such Bid Borrowing or by reason of the termination of hedging or other similar arrangements, in each case when such Bid Advance is not made on such date (other than by reason of a breach of a Lender's obligations hereunder), including without limitation, as a result of any failure to fulfill on or before the date specified in such notice of Bid Borrowing for such Bid Borrowing the applicable conditions set forth in Article III.

                  (c) Each Bid Borrowing shall be in an aggregate principal amount of not less than $5,000,000 with increments of $1,000,000 and, following the making of each Bid Borrowing, the Borrower and each Lender shall be in compliance with the limitations set forth in the proviso to the first sentence of subsection (a) above.

                  (d) Within the limits and on the conditions set forth in this
Section 2.03, the Borrower may from time to time borrow under this Section 2.03, repay or prepay pursuant to subsection (e) below, and reborrow under this
Section 2.03; provided that a Notice of Bid Borrowing shall not be given within seven (7) Business Days of the date of any other Notice of Bid Borrowing.

                  (e) The Borrower shall repay to the Bid Agent for the account of each Lender which has made, or holds the right to repayment of, a Bid Advance to such Borrower on the maturity date of each Bid Advance (such maturity date being that specified by the Borrower for repayment of such Bid Advance in the related Notice of Bid Borrowing delivered pursuant to subsection (a)(i) above) the then unpaid principal amount of such Bid Advance. The Borrower shall not have the right to prepay any principal amount of any Bid Advance unless, and then only on the terms, specified by the Borrower for such Bid Advance in the related Notice of Bid Borrowing delivered pursuant to subsection (a)(i) above.

                  (f) The Borrower shall pay interest on the unpaid principal amount of each Bid Advance from the date of such Bid Advance to the date the principal amount of such Bid Advance is repaid in full, at the rate of interest for such Bid Advance specified by the Lender making such Bid Advance in its notice with respect thereto delivered pursuant to subsection (a)(ii) above, payable on the interest payment date or dates specified by the Borrower for such Bid Advance in the related Notice of Bid Borrowing delivered pursuant to subsection (a)(i) above; provided that any principal amount of any Bid Rate Advance which is not paid when due (whether at stated maturity, by acceleration or otherwise) shall bear interest from the date on which such amount is due until such amount is paid in full, payable on demand, at a rate per annum equal at all times to (A) until the scheduled maturity date of such Bid Advance, the greater of (x) 2% per annum above the Base Rate in effect from time to time and
(y) 2% per annum above the rate per annum required to be paid on such amount immediately prior to the date on which such amount became due, and (B) from and after the scheduled maturity date of such Bid Advance, 2% per annum above the Base Rate in effect from time to time.

                  SECTION 2.04 FEES.

                  (a) Facility Fees. The Borrower agrees to pay to the Administrative Agent for the account of each Lender (other than the Designated Bidders) a facility fee on such Lender's daily average Commitment, whether used or unused (and without giving effect to any Bid Reduction), from the Closing Date in the case of each Lender and from the effective date specified in the Assignment and Acceptance pursuant to which it became a Lender in the case of each other Lender until the Termination Date of such Lender, payable quarterly in arrears on the last day of each March, June, September and December during the term of such Lender's Commitment, commencing September 30, 2000, and on the Termination Date of such Lender, in an amount equal to the product of (i) such Lender's daily average Commitment, whether used or unused and without giving effect to any Bid Reduction, in effect during the period for which such payment that is to be made times (ii) the weighted average rate per annum that is derived from the following rates: (a) a rate of 0.10% per annum with respect to each day during such period that the ratings with respect to Long-Term Debt were at Level 1, (b) a rate of 0.125% per annum with respect to each day during such period that such ratings were at Level 2, (c) a rate of 0.15% per annum with respect to each day during such period that such ratings were at Level 3,

(d) a rate of 0.25% per annum with respect to each day during such period that such ratings were at Level 4, (e) at the rate of 0.375% per annum with respect to each day during such period that such ratings were at Level 5. If any change in the rating established by S&P, Moody's or Fitch with respect to Long-Term Debt shall result in a change in the Level, the change in the commitment fee shall be effective as of the date on which such rating change is publicly announced. If the ratings established by any two of S&P, Moody's or Fitch with respect to Long-Term Debt are unavailable for any reason for any day, then the applicable level for purposes of calculating the commitment fee for such day shall be deemed to be Level 5 (or, if the Requisite Lenders consent in writing, such other Level as may be reasonably determined by the Requisite Lenders from a rating with respect to Long-Term Debt for such day established by another rating agency reasonably acceptable to the Requisite Lenders).

                  (b) Bid Advance Administration Fee. The Borrower agrees to pay the Bid Agent for its own account a handling fee of $3,500 in connection with each request for a Bid Advance pursuant to Section 2.03.

                  (c) Agents' Fees. The Borrower agrees to pay to each of SSBI and CUSA the fees payable to each such Agent pursuant to the fee letter dated as of April 17, 2000 among the Borrower, CUSA and SSBI in the amount and at the times specified in such letter.

                  SECTION 2.05 TERMINATION AND REDUCTION OF THE COMMITMENTS.

                  (a) Mandatory Termination. In the event that a mandatory prepayment in full of the Advances is required by the Requisite Lenders pursuant to Section 2.06(b) (whether or not there are Advances outstanding), the Commitments of the Lenders shall immediately terminate.

                  (b) Optional Reductions. The Borrower shall have the right, upon at least three (3) Business Days' notice to the Administrative Agent, to terminate in whole or reduce ratably in part the unused portions of the respective Commitments of the Lenders; provided that (i) each partial reduction shall be in the aggregate amount of $5,000,000 or a multiple of $1,000,000 in excess thereof, and (ii) the aggregate amount of the Commitments of the Lenders shall not be reduced to an amount which is less than the Total Utilization of Commitments.

                  (c) No Reinstatement. Once so reduced or terminated pursuant to this Section 2.05, the Commitments of the Lenders shall not be reinstated.

                  SECTION 2.06 REPAYMENT AND PREPAYMENT OF ADVANCES.

                  (a) Mandatory Repayment on Certain Date. The Borrower shall repay the outstanding principal amount of each Committed Advance made by each Lender on the Termination Date of such Lender, and (ii) each Bid Advance at the maturity date specified in the Notice of Bid Borrowing.

                  (b) Mandatory Prepayment in Certain Events. If any one of the following events shall occur from and after the Closing Date:

                           (i) any Person or Persons acting in concert shall
                  acquire beneficial ownership of more than 40% of the Borrower's voting stock; or

                           (ii) during any period of up to 12 months,
                  individuals who at the beginning of such period were directors of the Borrower shall cease to constitute a majority of the Borrower's board of directors; or

                           (iii) any Debt which is outstanding in a principal
                  amount of at least $25,000,000 in the aggregate (but excluding Debt arising under this Agreement) of the Borrower or any of its Subsidiaries (as the case may be) shall be required to be prepaid (other than by a regularly scheduled required prepayment or by a required prepayment of insurance proceeds or by a required prepayment as a result of formulas based on asset sales or excess cash flow), redeemed, purchased or defeased, or an offer to prepay, redeem, purchase or defease such Debt shall be required to be made, in each case prior to the stated maturity thereof (other than as set forth in Section 6.01(d));

         then, and in any such event, if the Administrative Agent shall have received notice from the Requisite Lenders that they elect to have the Advances prepaid in full and the Administrative Agent shall have provided notice to the Borrower that the Advances are to be prepaid in full, the Borrower shall immediately prepay in full the Advances, together with interest accrued to the date of prepayment and reimburse the Lenders in respect thereof pursuant to Section 8.04(b).

                  (c) Voluntary Prepayments of Committed Borrowings.

                           (i) The Borrower shall have no right to prepay any
                  principal amount of any Advances other than as provided in this subsection (c).

                           (ii) The Borrower may, upon notice to the
                  Administrative Agent no later than 11:00 A.M. (New York time)
                  (i) on the date the Borrower proposes to prepay Advances in the case of Base Rate Advances and (ii) at least two (2) Business Days' notice to the Administrative Agent in the case of Eurodollar Rate Advances, stating the proposed date and aggregate principal amount of the prepayment, and if such notice is given the Borrower shall, prepay the outstanding principal amounts of the Advances comprising part of the same Committed Borrowing in whole or ratably in part; provided, however, that (x) each partial prepayment shall be in an aggregate principal amount not less than $5,000,000 and multiples of $1,000,000 in excess thereof, and (y) in the case of any such prepayment of any Eurodollar Rate Advance, the Borrower shall pay all accrued interest to the date of such prepayment on the portion of such Eurodollar Rate Advance being prepaid and shall be obligated to reimburse the Lenders in respect thereof pursuant to Section 8.04(b).

                  (d) No Prepayment of Bid Borrowings. The Borrower shall have no right to prepay any principal amount of any Bid Advances.

                  SECTION 2.07 INTEREST ON COMMITTED ADVANCES. The Borrower shall pay to each Lender interest accrued on the principal amount of each Committed Advance outstanding from time to time from the date of such Advance until such principal amount shall be paid in full, at the following rates per annum:

                  (a) Base Rate Advances. If such Committed Advance is a Base Rate Advance, a rate per annum equal at all times to (i) the Base Rate in effect from time to time plus (ii) the Applicable Margin, if any, payable quarterly in arrears on the last day of each March, June, September and December during the term of this Agreement, commencing September 30, 2000, and on the Termination Date of the applicable Lender; provided that any amount of principal, interest, fees and other amounts payable under this Agreement (including, without limitation, the principal amount of Base Rate Advances, but excluding the principal amount of Eurodollar Rate Advances) which is not paid when due (whether at stated maturity, by acceleration or otherwise) shall bear interest from the date on which such amount is due until such amount is paid in full, payable on demand, at a rate per annum equal at all times to 2% per annum above the Base Rate in effect from time to time.

                  (b) Eurodollar Rate Advances. If such Committed Advance is a Eurodollar Rate Advance, a rate per annum equal at all times during the Interest Period for such Advance to the sum of (i) the Adjusted Eurodollar Rate for such Interest Period plus (ii) the Applicable Margin, payable in arrears on the last day of such Interest Period and, if such Interest Period has a duration of more than three months, on the day which occurs during such Interest Period three months from the first day of such Interest Period; provided that any principal amount of any Eurodollar Rate Advance which is not paid when due (whether at stated maturity, by acceleration or otherwise) shall bear interest from the date on which such amount is due until such amount is paid in full, payable on demand, at a rate per annum equal at all times to (A) during the Interest Period applicable to such Eurodollar Rate Advance, the greater of (x) 2% per annum above the Base Rate in effect from time to time and (y) 2% per annum above the rate per annum required to be paid on such amount immediately prior to the date on which such amount became due and (B) after the expiration of such Interest Period, 2% per annum above the Base Rate in effect from time to time.

                  SECTION 2.08 INTEREST RATE DETERMINATION. (a) Each Reference Bank agrees to furnish to the Administrative Agent timely information for the purpose of determining each Adjusted Eurodollar Rate. If any one or more of the Reference Banks shall not furnish such timely information to the Administrative Agent for the purpose of determining any such interest rate, the Administrative Agent shall determine such interest rate on the basis of timely information furnished by the remaining Reference Banks, subject to Section 2.02(b)(iv).

                  (b) The Administrative Agent shall give prompt notice to the Borrower and the Lenders of the applicable interest rate determined by the Administrative Agent for purposes of Section 2.07(a) or 2.07(b), and the applicable rate, if any, furnished by each Reference Bank for the purpose of determining the applicable interest rate under Section 2.07(b).

                  SECTION 2.09 VOLUNTARY CONVERSION OR CONTINUATION OF COMMITTED ADVANCES.

                  (a) The Borrower may on any Business Day, upon notice given to the Administrative Agent not later than 12:00 noon (New York City time) on the third Business Day prior to the date of the proposed Conversion or continuance (a "Notice of Conversion/Continuation"), in substantially the form of Exhibit J hereto, and subject to the provisions of Section 2.02(b), (1) Convert all Committed Advances of one Type comprising the same Committed Borrowing into Advances of another Type and (2) upon the expiration of any Interest Period applicable to Committed Advances which are Eurodollar Rate Advances, continue all (or, subject to Section 2.02(b), any portion of) such Advances as Eurodollar Rate Advances and the succeeding Interest Period(s) of such continued Advances shall commence on the last day of the Interest Period of the Advances to be continued; provided, however, that any Conversion of any Eurodollar Rate Advances into Base Rate Advances shall be made on, and only on, the last day of an Interest Period for such Eurodollar Rate Advances. Each such Notice of Conversion/Continuation shall, within the restrictions specified above, specify (i) the date of such continuation or Conversion, (ii) the Committed Advances (or, subject to Section 2.02(b), any portion thereof) to be continued or Converted, (iii) if such continuation is of, or such Conversion is into, Eurodollar Rate Advances, the duration of the Interest Period for each such Committed Advance, and (iv) in the case of a continuation of or a Conversion into a Eurodollar Rate Advance, that no Potential Event of Default or Event of Default has occurred and is continuing.

                  (b) If upon the expiration of the then existing Interest Period applicable to any Committed Advance which is a Eurodollar Rate Advance, the Borrower shall not have delivered a Notice of Conversion/Continuation in accordance with this Section 2.09, then such Advance shall upon such expiration automatically be Converted to a Base Rate Advance.

                  (c) After the occurrence of and during the continuance of a Potential Event of Default or an Event of Default, the Borrower may not elect to have an Advance be made or continued as, or Converted into, a Eurodollar Rate Advance after the expiration of any Interest Period then in effect for that Advance.

                  SECTION 2.10 INCREASED COSTS.

                  (a) If, due to either (i) the introduction of or any change (other than any change by way of imposition or increase of reserve requirements in the case of Eurodollar Rate Advances included in the Eurodollar Rate Reserve Percentage) in or in the interpretation of any law or regulation or (ii) the compliance with any guideline or request from any central bank or other governmental authority (whether or not having the force of law), there shall be any increase in the cost to any Lender of agreeing to make or making, funding or maintaining Eurodollar Rate Advances, then the Borrower shall from time to time, upon demand by such Lender (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Lender additional amounts sufficient to compensate such Lender for such increased cost. A reasonably detailed certificate as to the amount and manner of calculation of such increased cost, submitted to the Borrower and the Administrative Agent by such Lender, shall be conclusive and binding for all purposes, absent manifest error.

                  (b) If any Lender (other than Designated Bidders) determines that compliance with any law or regulation or any guideline or request from any central bank or other governmental authority (whether or not having the force of law) affects or would affect the amount of capital required or expected to be maintained by such Lender or any corporation controlling such Lender and that the amount of such capital is increased by or based upon the existence of such Lender's commitment to lend hereunder and other commitments of this type, then, upon demand by such Lender (with a copy of such demand to the Administrative Agent), the Borrower shall immediately pay to the Administrative Agent for the account of such Lender, from time to time as specified by such Lender, additional amounts sufficient to compensate such Lender or such corporation in the light of such circumstances, to the extent that such Lender reasonably determines such increase in capital to be allocable to the existence of such Lender's commitment to lend hereunder. A reasonably detailed certificate as to such amounts and the manner of calculation thereof submitted to the Borrower and the Administrative Agent by such Lender shall be conclusive and binding for all purposes, absent manifest error.

                  (c) If a Lender shall change its Applicable Lending Office, such Lender shall not be entitled to receive any greater payment under Sections
2.10 and 2.12 than the amount such Lender would have been entitled to receive if it had not changed its Applicable Lending Office, unless such change was made at the request of the Borrower or at a time when the circumstances giving rise to such greater payment did not exist.

                  SECTION 2.11 PAYMENTS AND COMPUTATIONS.

                  (a) The Borrower shall make each payment hereunder not later than 1:00 P.M. (New York City time) on the day when due in Dollars to the Administrative Agent at its address referred to in Section 8.02 in same day funds. Subject to the immediately succeeding sentence, the Administrative Agent will promptly thereafter cause to be distributed like funds relating to the payment of principal or interest or commitment fees ratably (other than amounts payable pursuant to Section 2.10 or 2.12 or, to the extent the Termination Date is not the same for all Lenders, pursuant to Section 2.06(a)) to the Lenders for the account of their respective Applicable Lending Offices, and like funds relating to the payment of any other amount payable to any Lender to such Lender for the account of its Applicable Lending Office, in each case to be applied in accordance with the terms of this Agreement. Upon receipt of principal or interest paid after an Event of Default and an acceleration or a deemed acceleration of amounts due hereunder, the Administrative Agent will promptly thereafter cause to be distributed like funds relating to the payment of principal or interest ratably in accordance with each Lender's outstanding Advances (other than amounts payable pursuant to Section 2.10 or 2.12) to the Lenders for the account of their respective Applicable Lending Offices. Upon its acceptance of an Assignment and Acceptance and recording of the information contained therein in the Register pursuant to Section 8.07(c), from and after the effective date specified in such Assignment and Acceptance, the Administrative Agent shall make all payments hereunder in respect of the interest assigned thereby to the Lender assignee thereunder, and the parties to such Assignment and Acceptance shall make all appropriate adjustments in such payments for periods prior to such effective date directly between themselves.

                  (b) All computations of interest based on the Base Rate shall be made by the Administrative Agent on the basis of a year of 365 or 366 days, as the case may be, and all computations of interest based on the Adjusted Eurodollar Rate, the Federal Funds Rate or the Fixed Rate and of commitment fees shall be made by the Administrative Agent on the basis of a year of 360 days, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or such fees are payable.

Each determination by the Administrative Agent of an interest rate hereunder shall be conclusive and binding for all purposes, absent manifest error.

                  (c) Whenever any payment hereunder shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or commitment fee, as the case may be; provided, however, if such extension would cause payment of interest on or principal of Eurodollar Rate Advances to be made in the next following calendar month, such payment shall be made on the next preceding Business Day.

                  (d) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Lenders hereunder that the Borrower will not make such payment in full, the Administrative Agent may assume that the Borrower has made such payment in full to the Administrative Agent on such date and the Administrative Agent may, in reliance upon such assumption, cause to be distributed to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent that the Borrower shall not have so made such payment in full to the Administrative Agent, each Lender shall repay to the Administrative Agent forthwith on demand such amount distributed to such Lender together with interest thereon, for each day from the date such amount is distributed to such Lender until the date such Lender repays such amount to the Administrative Agent, at the Federal Funds Rate.

                  SECTION 2.12 TAXES.

                  (a) Any and all payments by the Borrower hereunder shall be made, in accordance with Section 2.10, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding (i) in the case of each Lender and each Agent, taxes imposed on its income, and franchise taxes imposed on it, by the jurisdiction under the laws of which such Lender or such Agent (as the case may be) is organized or any political subdivision thereof or in which its principal office is located, (ii) in the case of each Lender taxes imposed on its net income, and franchise taxes imposed on it, by the jurisdiction of such Lender's Applicable Lending Office or any political subdivision thereof and (iii) in the case of each Lender and each Agent, taxes imposed by the United States by means of withholding at the source if and to the extent that such taxes shall be in effect and shall be applicable on the date hereof in the case of each Bank and on the effective date of the Assignment and Acceptance pursuant to which it became a Lender in the case of each other Lender, on payments to be made to the Agents or such Lender's Applicable Lending Office (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder to any Lender or either Agent, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.12) such Lender or such Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and (iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

                  (b) In addition, the Borrower agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from the execution, delivery or registration of, or otherwise with respect to, this Agreement (hereinafter referred to as "Other Taxes").

                  (c) The Borrower will indemnify each Lender and each Agent for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this
Section 2.12) paid by such Lender or such Agent (as the case may be) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. This indemnification shall be made within 30 days from the date such Lender or such Agent (as the case may be) makes written demand therefor.

                  (d) Within 30 days after the date of any payment of Taxes, the Borrower will furnish to the Administrative Agent, at its address referred to in
Section 8.02, the original or a certified copy of a receipt evidencing payment thereof.

                  (e) Each Lender organized under the laws of a jurisdiction outside the United States, on or prior to the date of its execution and delivery of this Agreement in the case of each Bank and on the date of the Assignment and Acceptance pursuant to which it becomes a Lender in the case of each other Lender, and from time to time thereafter if requested in writing by the Borrower (but only so long as such Lender remains lawfully able to do so), shall provide the Borrower with Internal Revenue Service form W-8BEN or W-8EC1, as appropriate, or any successor form prescribed by the Internal Revenue Service, to establish that such Lender is not subject to United States withholding tax with respect to any payments to such Lender of interest payable under this agreement. If the form provided by a Lender at the time such Lender first becomes a party to this Agreement indicates a United States interest withholding tax rate in excess of zero, withholding tax at such rate shall be considered excluded from "Taxes" as defined in Section 2.12(a).

                  (f) For any period with respect to which a Lender has failed to provide the Borrower with the appropriate form described in Section 2.12(e) (other than if such failure is due to a change in law occurring subsequent to the date on which a form originally was required to be provided, or if such form otherwise is not required under the first sentence of subsection (e) above), such Lender shall not be entitled to indemnification under Section 2.11(a) with respect to Taxes imposed by the United States; provided, however, that should a Lender become subject to Taxes because of its failure to deliver a form required hereunder, the Borrower shall, at the expense of such Lender, take such steps as the Lender shall reasonably request to assist the Lender to recover such Taxes.

                  (g) Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in this Section 2.12 shall survive the payment in full of principal and interest hereunder.

                  SECTION 2.13 SHARING OF PAYMENTS, ETC. If any Lender shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of the Advances made by it (other than pursuant to Section 2.10 or 2.12 or, to the extent the Termination Date is not the same for all Lenders, pursuant to Section 2.06(a)) in excess of its ratable share of payments on account of the Committed Advances obtained by all the Lenders, such Lender shall forthwith purchase from the other Lenders such participations in the Committed Advances made by them as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Lender, such purchase from each Lender shall be rescinded and such Lender shall repay to the purchasing Lender the purchase price to the extent of such recovery together with an amount equal to such Lender's ratable share (according to the proportion of (i) the amount of such Lender's required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section 2.13 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation.

                  SECTION 2.14 EVIDENCE OF DEBT.

                  (a) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Advance owing to such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

                  (b) The Register maintained by the Administrative Agent pursuant to Section 8.07(g) shall include a control account, and a subsidiary account for each Lender, in which accounts (taken together) shall be recorded
(i) the date, amount and tenor, as applicable, of each Borrowing, the Type of Advances comprising such Borrowing and the Interest Period applicable thereto,
(ii) the terms of each Assignment and Acceptance delivered to and accepted by it, (iii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder, and (iv) the amount of any sum received by the Administrative Agent from the Borrower hereunder and each Lender's share thereof.

                  (c) The entries made in the Register shall be conclusive and binding for all purposes, absent manifest error.

                  (d) If, in the opinion of any Lender, a promissory note or other evidence of debt is required, appropriate or desirable to reflect or enforce the indebtedness of the Borrower resulting from the Committed Advances or Bid Advances, made or to be made, by such Lender to the Borrower, then, upon request of such Lender, the Borrower shall promptly execute and deliver to such Lender a promissory note substantially in the form of Exhibit H in the case of Committed Advances and Exhibit I in the case of Bid Advances, payable to the order of such Lender in an amount up to the maximum amount of Committed Advances or Bid Advances, as the case may be, payable or to be payable by such Borrower to the Lender from time to time hereunder.

                  SECTION 2.15 USE OF PROCEEDS.

                  (a) Advances shall be used by the Borrower for commercial paper backup and for general corporate purposes; provided that proceeds of Advances and proceeds of commercial paper as to which this Agreement provides backup shall not be used for any Hostile Acquisition.

                  (b) No portion of the proceeds of any Advances under this Agreement shall be used by the Borrower or any of its Subsidiaries in any manner which might cause the Advances or the application of such proceeds to violate, or require any Lender to make any filing or take any other action under, Regulation U, Regulation T, or Regulation X of the Board of Governors of the Federal Reserve System or any other regulation of such Board or to violate the Securities Exchange Act of 1934, in each case as in effect on the date or dates of such Advances and such use of proceeds.

                  SECTION 2.16 EXTENSION OF THE COMMITMENT TERMINATION DATE. The Borrower may not more than once in any calendar year and not later than 45 days prior to an anniversary of the Closing Date, request that the Commitment Termination Date of all Eligible Lenders be extended for a period of one year by delivering to the Administrative Agent a signed copy of an extension request (an "Extension Request") in substantially the form of Exhibit F hereto. The Administrative Agent shall promptly notify each Eligible Lender of its receipt of such Extension Request. On or prior to ten days prior to the applicable anniversary of the Closing Date in each calendar year in which there has been an Extension Request (the "Determination Date"), each Eligible Lender shall notify the Administrative Agent and the Borrower of its willingness or unwillingness to extend its Commitment Termination Date hereunder. Any Eligible Lender that shall fail to so notify the Administrative Agent and the Borrower on or prior to the Determination Date shall be deemed to have declined to so extend. In the event that, on or prior to the Determination Date, Eligible Lenders representing 66-2/3% or more of the aggregate amount of the Commitments of all Eligible Lenders then in effect shall consent to such extension, upon confirmation by the Administrative Agent of such consent, the Administrative Agent shall so advise the Lenders and the Borrower, and, subject to execution of documentation evidencing such extension and consents, the Commitment Termination Date of each Eligible Lender (each a "Consenting Lender") that has consented on or prior to the Determination Date to so extend shall be extended to the date one year after the Commitment Termination Date of such Eligible Lender in existence on the date of the related Extension Request. Thereafter, (i) for each Consenting Lender, the term "Commitment Termination Date" shall at all times refer to such date, unless it is later extended pursuant to this Section 2.16, and (ii) for each Lender that is not an Eligible Lender and for each Eligible Lender that either has declined on or prior to the Determination Date to so extend or is deemed to have so declined, the term "Commitment Termination Date" shall at all times refer to the date which was the Commitment Termination Date of such Lender immediately prior to the delivery to the Administrative Agent of such Extension Request. In the event that, as of the Determination Date, the Consenting Lenders represent less than 66-2/3% of the aggregate amount of the Commitments of all Eligible Lenders then in effect, and the Agents confirm the same, the Administrative Agent shall so advise the Lenders and the Borrower, and none of the Lenders' Commitment Termination Dates shall be extended to the date indicated in the Extension Request and each Lender's Commitment Termination Date shall continue to be the date which was the Commitment Termination Date of such Lender immediately prior to the delivery to the Agents of such Extension Request. For purposes of this Section 2.16, the term "Eligible Lenders" means, with respect to any Extension Request, (i) all Lenders if no Lender's Commitment Termination Date had been extended pursuant to this Section
2.16 prior to the delivery to the Agents of such Extension Request, and (ii) in all other cases, those Lenders which had extended their Commitment Termination Date in the most recent extension of any Commitment Termination Date effected pursuant to this Section 2.16.

                  SECTION 2.17 SUBSTITUTION OF LENDERS. If any Lender requests compensation from the Borrower under Section 2.10(a) or (b) or Section 2.12 or if any Lender declines to extend its Commitment Termination Date pursuant to
Section 2.16, the Borrower shall have the right, with the assistance of the Agents, to seek one or more Eligible Assignees (which may be one or more of the Lenders) reasonably satisfactory to the Agents and the Borrower to purchase the Advances and assume the Commitments of such Lender, and the Borrower, the Agents, such Lender, and such Eligible Assignees shall execute and deliver an appropriately completed Assignment and Acceptance pursuant to Section 8.07(a) hereof to effect the assignment of rights to and the assumption of obligations by such Eligible Assignees; provided that (i) such requesting Lender shall be entitled to compensation under Section 2.10 and 2.12 for any costs incurred by it prior to its replacement, (ii) no Event of Default, or event which with the giving of notice or lapse of time or both would be an Event of Default, has occurred and is continuing, (iii) the Borrower has satisfied all of its obligations under the Loan Documents relating to such Lender, including without limitation obligations, if any, under Section 8.04(b), and (iv) the Borrower shall have paid the Administrative Agent a $3,000 administrative fee if such replacement Lender is not an existing Lender.

                                  ARTICLE III

                     CONDITIONS OF EFFECTIVENESS AND LENDING

                  SECTION 3.01 CONDITIONS PRECEDENT TO EFFECTIVENESS. The Closing Date shall be deemed to have occurred when this Agreement shall have been executed and delivered by the parties hereto and (a) the Administrative Agent shall have received the following, each dated the Closing Date or within two days prior to the Closing Date unless otherwise indicated, and each in form and substance satisfactory to the Administrative Agent unless otherwise indicated and in sufficient copies for each Lender:

                           (i) Copies of resolutions of the Board of Directors
                  of Borrower approving this Agreement, and of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Agreement, certified as of a recent date prior to the Closing Date.

                           (ii) A certificate of the Secretary or an Assistant
                  Secretary of Borrower certifying the names and true signatures of the officers of Borrower authorized to sign this Agreement and the other documents to be delivered by Borrower hereunder.

                           (iii) Certified copies of Borrower's Certificate of
                  Incorporation, together with good standing certificates from the Secretary of State of the State of

                  Delaware and the jurisdiction of Borrower's principal place of business, each to be dated a recent date prior to the Closing Date;

                           (iv) Copies of the Borrower's Bylaws, certified as of
                  the Closing Date by its Secretary or an Assistant Secretary;

                           (v) Executed originals of this Agreement and the
                  other documents to be delivered by Borrower hereunder;

                           (vi) A favorable opinion of the General Counsel of
                  the Borrower, substantially in the form of Exhibit D hereto;

                           (vii) A favorable opinion of O'Melveny & Myers LLP,
                  counsel for the Agents, substantially in the form of Exhibit E hereto; and

                           (viii) A certificate of an authorized officer of the
                  Borrower to the effect that since March 31, 2000, there has been no material adverse change in the operations, business or financial or other condition or properties of the Borrower and its Subsidiaries.

                           (ix) Evidence of (i) the absence of any indebtedness
                  of the Borrower under the Existing Credit Agreement (including borrowings and accrued interest), (ii) the payment of fees payable, if any, by the Borrower under the Existing Credit Agreement and (iii) consent to the termination of the Existing Credit Agreement on the Closing Date by any party thereto which is not a party hereto.

                  (b) the Agents shall have received the fees set forth in
Section 2.04(c) if such fees are payable to the Agents and the Banks on or prior to the Closing Date; and

                  (c) the Administrative Agent shall have received such other approvals, opinions or documents as the Requisite Lenders through the Administrative Agent may reasonably request.

                  SECTION 3.02 CONDITIONS PRECEDENT TO EACH COMMITTED BORROWING ADVANCE. The obligation of each Lender to make a Committed Advance on the occasion of a Committed Borrowing (including the initial Committed Borrowing) shall be subject to the further conditions precedent that (x) the Administrative Agent shall have received a Notice of Committed Borrowing with respect thereto in accordance with Section 2.02 and (y) on the date of such Borrowing (a) the following statements shall be true (and each of the giving of the applicable Notice of Borrowing and the acceptance by the Borrower of the proceeds of such Borrowing shall constitute a representation and warranty by the Borrower that on the date of such Borrowing such statements are true):

                           (i) The representations and warranties of the
                  Borrower contained in Section 4.01 excluding those contained in paragraph (e) thereof are correct on and as of the date of such Borrowing, before and after giving effect to such Borrowing and to the application of the proceeds therefrom, as though made on and as of such date, except to the extent that any such representation or warranty expressly relates only to an earlier date, in which case they were correct as of such earlier date; and

                           (ii) No event has occurred and is continuing, or
                  would result from such Borrowing or from the application of the proceeds therefrom, which constitutes an Event of Default, or a Potential Event of Default;

and (b) the Agents shall have received such other approvals, opinions or documents as the Requisite Lenders through the Agents may reasonably request.

                  SECTION 3.03 CONDITIONS PRECEDENT TO EACH BID BORROWING. The obligation of each Lender to make a Bid Advance on the occasion of a Bid Borrowing (including the initial Bid Borrowing) shall be subject to the further conditions precedent that (x) the Administrative Agent shall have received a Notice of Bid Borrowing with respect thereto in accordance with Section 2.03 and
(y) on the date of such Borrowing the following statements shall be true (and each of the giving of the applicable Notice of Bid Borrowing and the acceptance by the Borrower of the proceeds of such Borrowing shall constitute a representation and warranty by the Borrower that on the date of such Borrowing such statements are true):

                           (i) The representations and warranties of the
                  Borrower contained in Section 4.01 are correct on and as of the date of such Borrowing, before and after giving effect to such Borrowing and to the application of the proceeds therefrom, as though made on and as of such date, except to the extent that any such representation or warranty expressly relates only to an earlier date, in which case they were correct as of such earlier date; and

                           (ii) No event has occurred and is continuing, or
                  would result from such Borrowing or from the application of the proceeds therefrom, which constitutes an Event of Default, or a Potential Event of Default.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

                  SECTION 4.01 REPRESENTATIONS AND WARRANTIES OF THE BORROWER. The Borrower represents and warrants as follows:

                  (a) Due Organization, etc. Each of the Borrower and its Material Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation. Each of the Borrower and its Material Subsidiaries is qualified to do business in and are in good standing under the laws of each jurisdiction in which failure to be so qualified would have a material adverse effect on the Borrower and its Subsidiaries, taken as a whole.

                  (b) Due Authorization, etc. The execution, delivery and performance by the Borrower of this Agreement and the other Loan Documents are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action, and do not contravene (i) the Borrower's Certificate of Incorporation or (ii) applicable law or any material contractual restriction binding on or affecting the Borrower.

                  (c) Governmental Consent. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Borrower of this Agreement and the other Loan Documents.

                  (d) Validity. This Agreement is the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, subject to the effect of applicable bankruptcy, insolvency, arrangement, moratorium and other similar laws affecting creditors' rights generally and to the application of general principles of equity.

                  (e) Condition of the Borrower. (i) The consolidated balance sheet of the Borrower and its Subsidiaries as at December 31, 1999 and the related consolidated statements of income and retained earnings of the Borrower and its Subsidiaries for the fiscal year then ended, and (ii) the consolidated balance sheet of the Borrower and its Subsidiaries as at March 31, 2000, and the related consolidated statements of income and retained earnings of the Borrower and its Subsidiaries for the fiscal quarter then ended, in each case fairly present the financial condition of the Borrower and its Subsidiaries as at such date and the results of the operations of Borrower and its Subsidiaries for the period ended on such date, all in accordance with GAAP consistently applied, and, as of the Closing Date, there has been no material adverse change in the business, condition (financial or otherwise), operations or properties of the Borrower and its Subsidiaries, taken as a whole, since March 31, 2000, other than as disclosed in the Borrower's press release dated June 28, 2000 regarding operating results for its second fiscal quarter and projected operating results for fiscal year 2000.

                  (f) Litigation. (i) There is no pending action or proceeding against the Borrower or any of its Subsidiaries before any court, governmental agency or arbitrator, and (ii) to the knowledge of the Borrower, there is no pending or threatened action or proceeding affecting the Borrower or any of its Subsidiaries before any court, governmental agency or arbitrator, which in either case, in the reasonable judgment of the Borrower could reasonably be expected to materially adversely affect the financial condition or operations of the Borrower and its Subsidiaries, taken as a whole, or with respect to actions of third parties which purports to affect the legality, validity or enforceability of this Agreement. The Borrower has disclosed the existence of certain pending litigation in filings with the SEC that are publicly available as of the date of this Agreement.

                  (g) Margin Regulations. The Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U issued by the Board of Governors of the Federal Reserve System), and no proceeds of any Advance will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock in any manner that violates, or would cause a violation of, Regulation T, Regulation U or Regulation X. Less than 25 percent of the fair market value of the assets of (i) the Borrower or (ii) the Borrower and its Subsidiaries consists of Margin Stock.

                  (h) Payment of Taxes. The Borrower and each of its Subsidiaries have filed or caused to be filed all material tax returns (federal, state, local and foreign) required to be filed and paid all material amounts of taxes shown thereon to be due, including interest and penalties, except for such taxes as are being contested in good faith and by proper proceedings and with respect to which appropriate reserves are being maintained by the Borrower or any such Subsidiary, as the case may be.

                  (i) Governmental Regulation. The Borrower is not subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act or the Investment Company Act of 1940, each as amended, or to any Federal or state statute or regulation limiting its ability to incur indebtedness for money borrowed. No Subsidiary of the Borrower is subject to any regulation that would limit the ability of the Borrower to enter into or perform its obligations under this Agreement.

                  (j) ERISA.

                           (i) No ERISA Event which might result in liability of
                  the Borrower or any of its ERISA Affiliates in excess of $10,000,000 (or, in the case of an event described in clause
                  (v) of the definition of ERISA Event, $750,000) (other than for premiums payable under Title IV of ERISA) has occurred or is reasonably expected to occur with respect to any Pension Plan.

                           (ii) Schedule B (Actuarial Information) to the most
                  recently completed annual report prior to the Closing Date (Form 5500 Series) for each Pension Plan, copies of which have been filed with the Internal Revenue Service and furnished to the Agents, is complete and, to the best knowledge of the Borrower, accurate, and since the date of such Schedule B there has been no material adverse change in the funding status of any such Pension Plan.

                           (iii) Neither the Borrower nor any ERISA Affiliate
                  has incurred, or, to the best knowledge of the Borrower, is reasonably expected to incur, any Withdrawal Liability to any Multiemployer Plan which has not been satisfied or which is or might be in excess of $10,000,000.

                           (iv) Neither the Borrower nor any ERISA Affiliate has
                  been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization or has been terminated, within the meaning of Title IV of ERISA, and, to the best knowledge of the Borrower, no Multiemployer Plan is reasonably expected to be in reorganization or to be terminated within the meaning of Title IV of ERISA.

                  (k) Environmental Matters. (i) The Borrower and each of its Subsidiaries is in compliance in all material respects with all Environmental Laws the non-compliance with which could reasonably be expected to have a material adverse effect on the financial condition or operations of the Borrower and its Subsidiaries, taken as a whole, and (ii) there has been no "release or threatened release of a hazardous substance" (as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section

 9601 et seq.) or any other release, emission or discharge into the environment of any hazardous or toxic substance, pollutant or other materials from the Borrower's or its Subsidiaries' property other than as permitted under applicable Environmental Law and other than those which would not have a material adverse effect on the financial condition or operations of the Borrower and its Subsidiaries, taken as a whole. Other than disposals (A) for which the Borrower has been indemnified in full or (B) which would not have a material adverse effect on the financial condition or operations of the Borrower and its Subsidiaries, taken as a whole, all "hazardous waste" (as defined by the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 et seq. (1976) and the regulations thereunder, 40 CFR Part 261 ("RCRA")) generated at the Borrower's or any Subsidiaries' properties have in the past been and shall continue to be disposed of at sites which maintain valid permits under RCRA and any applicable state or local Environmental Law.

                  (l) Disclosure. As of the Closing Date, to the best of the Borrower's knowledge, no representation or warranty of the Borrower or any of its Subsidiaries contained in this Agreement or any other Loan Document or in any other document, certificate or written statement furnished to the Banks by or on behalf of the Borrower or any of its Subsidiaries contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained in such agreements, documents, certificates and statements not misleading in light of the circumstances in which the same were made.

                                   ARTICLE V

                            COVENANTS OF THE BORROWER

                  SECTION 5.01 AFFIRMATIVE COVENANTS. So long as any Advance shall remain unpaid or any Lender shall have any Commitment hereunder, the Borrower will, unless the Requisite Lenders shall otherwise consent in writing:

                  (a) Compliance with Laws, Etc. Comply, and cause each of its Subsidiaries to comply, with all applicable laws, rules, regulations and orders, such compliance to include, without limitation, (i) complying with all Environmental Laws and (ii) paying before the same become delinquent all taxes, assessments and governmental charges imposed upon it or upon its property except to the extent contested in good faith, except where failure to so comply would not have a material adverse effect on the business, condition (financial or otherwise), operations or properties of the Borrower and its Subsidiaries, taken as a whole.

                  (b) Reporting Requirements. Furnish to the Administrative Agent (in sufficient quantity for delivery to each Lender) for prompt distribution by the Administrative Agent to the Lenders and furnish to the Documentation Agent:

                           (i) as soon as available and in any event within 60
                  days after the end of each of the first three quarters of each fiscal year of the Borrower, consolidated balance sheets as of the end of such quarter and consolidated statements of source and application of funds of the Borrower and its Subsidiaries and consolidated statements of income and retained earnings of the Borrower and its Subsidiaries for such quarter and the period commencing at the end of the previous fiscal year and ending with the end of such quarter and certified by the chief financial officer or chief accounting officer of the Borrower;

                           (ii) as soon as available and in any event within 120
                  days after the end of each fiscal year of the Borrower, a copy of the annual audit report for such year for the Borrower and its Subsidiaries, containing financial statements (including a consolidated balance sheet and consolidated statement of income and cash flows of the Borrower and its Subsidiaries) for such year, certified by and accompanied by an opinion of Deloitte & Touche or other nationally recognized independent public accountants. The opinion shall be unqualified (as to going concern, scope of audit and disagreements over the accounting or other treatment of offsets) and shall state that such consolidated financial statements present fairly in all material respects the financial position of the Borrower and its Subsidiaries as at the dates indicated and the results of their operations and cash flow for the periods indicated in conformity with GAAP and that the examination by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards;

                           (iii) together with each delivery of the report of
                  the Borrower and its Subsidiaries pursuant to subsections (i) and (ii) above, a Compliance Certificate for the year executed by the chief financial officer or treasurer of the Borrower demonstrating in reasonable detail compliance during and at the end of such accounting periods with the restrictions contained in Section 5.02(e) and (f) (and setting forth the arithmetical computation required to show such compliance) and stating that the signer has reviewed the terms of this Agreement and has made, or caused to be made under his or her supervision, a review in reasonable detail of the transactions and condition of the Borrower and its Subsidiaries during the accounting period covered by such financial statements and that such review has not disclosed the existence during or at the end of such accounting period, and that the signer does not have knowledge of the existence as at the date of the compliance certificate, of any condition or event that constitutes an Event of Default or Potential Event of Default or, if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action the Borrower has taken, is taking and proposes to take with respect thereto;

                           (iv) as soon as possible and in any event within five
                  days after the occurrence of each Event of Default and each Potential Event of Default, continuing on the date of such statement, a statement of an authorized financial officer of the Borrower setting forth details of such Event of Default or event and the action which the Borrower has taken and proposes to take with respect thereto;

                           (v) promptly after any material change in accounting
                  policies or reporting practices, notice and a description in reasonable detail of such change;

                           (vi) promptly, and in any event within 30 days, after
                  the Borrower or any ERISA Affiliate knows or has reason to know that any ERISA Event referred to in clause (i) of the definition of ERISA Event with respect to any Pension Plan has occurred which might result in liability to the PBGC a statement of the chief accounting officer of the Borrower describing such ERISA Event and the action, if any, that the Borrower or such ERISA Affiliate has taken or proposes to take with respect thereto;

                           (vii) promptly, and in any event within 15 days,
                  after the Borrower or any ERISA Affiliate knows or has reason to know that any ERISA Event (other than an ERISA Event referred to in (vi) above) with respect to any Pension Plan has occurred which might result in liability to the PBGC in excess of $5,000,000, a statement of the chief accounting officer of the Borrower describing such ERISA Event and the action, if any, that the Borrower or such ERISA Affiliate has taken or proposes to take with respect thereto;

                           (viii) promptly, and in any event within five
                  Business Days, after receipt thereof by the Borrower or any ERISA Affiliate from the PBGC, copies of each notice from the PBGC of its intention to terminate any Pension Plan or to have a trustee appointed to administer any Pension Plan;

                           (ix) promptly, and in any event within 15 days, after
                  receipt thereof by the Borrower or any ERISA Affiliate from the sponsor of a Multiemployer Plan, a copy of each notice received by the Borrower or any ERISA Affiliate concerning (w) the imposition of Withdrawal Liability by a Multiemployer Plan in excess of $5,000,000, (x) the determination that a Multiemployer Plan is, or is expected to be, in reorganization within the meaning of Title IV of ERISA, (y) the termination of a Multiemployer Plan within the meaning of Title IV of ERISA or (z) the amount of liability incurred, or expected to be incurred, by the Borrower or any ERISA Affiliate in connection with any event described in clause (w), (x) or (y) above;

                           (x) promptly after the commencement thereof, notice
                  of all material actions, suits and proceedings before any court or government department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting the Borrower or any of its Subsidiaries, of the type described in
                  Section 4.01(f);

                           (xi) promptly after the occurrence thereof, notice of
                  (A) any event which makes any of the representations contained in Section 4.01(k) inaccurate in any material respect or (B) the receipt by the Borrower of any notice, order, directive or other communication from a governmental authority alleging violations of or noncompliance with any Environmental Law which could reasonably be expected to have a material adverse effect on the financial condition of the Borrowers and its Subsidiaries, taken as a whole;

                           (xii) promptly after any change in the rating
                  established by S&P, Moody's or Fitch, as applicable, with respect to Long-Term Debt, a notice of such change, which notice shall specify the new rating, the date on which such change was publicly announced, and such other information with respect to such change as any Lender through either Agent may reasonably request;

                           (xiii) promptly after the sending or filing thereof,
                  copies of all reports which the Borrower sends to any of its public security holders, and copies of all reports and registration statements which the Borrower files with the SEC or any national securities exchange;

                           (xiv) promptly after the Borrower or any ERISA
                  Affiliate creates any employee benefit plan to provide health or welfare benefits (through the purchase of insurance or otherwise) for any retired or former employee of the Borrower or any of its ERISA Affiliates (except as provided in Section 4980B of the Code and except as provided under the terms of any employee welfare benefit plans provided pursuant to the terms of collective bargaining agreements) under the terms of which the Borrower and/or any of its ERISA Affiliates are not permitted to terminate such benefits, a notice detailing such plan; and

                           (xv) such other information respecting the condition
                  or operations, financial or otherwise, of the Borrower or any of its Subsidiaries as any Lender through either Agent may from time to time reasonably request.

                  (c) Corporate Existence, Etc. The Borrower will, and will cause each of its Material Subsidiaries to, at all times preserve and maintain its fundamental business and preserve and keep in full force and effect its corporate existence (except as permitted under Section 5.02(b) hereof) and all rights, franchises and licenses necessary or desirable in the normal conduct of its business; provided, however, that this paragraph (c) shall not apply in any case when, in the good faith business judgment of the Borrower, such preservation or maintenance is neither necessary nor appropriate for the prudent management of the business of the Borrower.

                  (d) Inspection. The Borrower will permit and will cause each of its Subsidiaries to permit any authorized representative designated by any Agents or any Lender at the expense of such Agent or such Lender, to visit and inspect any of the properties of the Borrower or any of its Subsidiaries, including its and their financial and accounting records, and to take copies and to take extracts therefrom, and discuss its and their affairs, finances and accounts with its and their officers and independent public accountants, all during normal hours, upon reasonable notice and as often as may be reasonably requested.

                  (e) Insurance. The Borrower will maintain and will cause each of its Subsidiaries to maintain insurance to such extent and covering such risks as is usual for companies engaged in the same or similar business and on request will advise the Lenders of all insurance so carried.

                  (f) Taxes. The Borrower will and will cause each of its Subsidiaries to pay and discharge, before the same shall become delinquent, (x) all taxes, assessments and governmental charges or levies imposed upon it or upon its property and (y) all lawful claims that, if unpaid, might by law become a lien upon their property; provided, however, that neither the Borrower nor any such Subsidiary shall be required to pay or discharge any such tax, assessment, charge or levy (A) that is being contested in good faith and by proper proceedings and for which appropriate reserves are being maintained, or
(B) the failure to pay or discharge which would not have a material adverse effect on the financial condition or operations of the Borrower and its Subsidiaries taken as a whole.

                  (g) Maintenance of Books, Etc. The Borrower will, and will cause each of its Material Subsidiaries to, keep proper books of records and accounts, in which full and correct entries shall be made of all financial transactions and the assets and business of the Borrower and each of its domestic Subsidiaries in accordance with GAAP and with respect to foreign Subsidiaries in accordance with customary accounting standards in the applicable jurisdiction, in each case consistently applied and consistent with prudent business practices.

                  SECTION 5.02 NEGATIVE COVENANTS. So long as any Advance shall remain unpaid or any Lender shall have any Commitment hereunder, without the written consent of the Requisite Lenders:

                  (a) Liens, Etc. The Borrower will not create or suffer to exist, or permit any of its Subsidiaries to create or suffer to exist, any Lien, upon or with respect to any of its properties, whether now owned or hereafter acquired, or assign, or permit any of its Subsidiaries to assign, any right to receive income, in each case to secure or provide for the payment of any Debt of any Person, unless the Borrower's obligations hereunder shall be secured equally and ratably with, or prior to, any such Debt; provided however that the foregoing restriction shall not apply to the following Liens which are permitted:

                           (i) Liens on assets of any Subsidiary of the Borrower
                  existing at the time such Person becomes a Subsidiary (other than any such Lien created in contemplation of becoming a Subsidiary);

                           (ii) Liens on accounts receivable resulting from the
                  sale of such accounts receivable by the Borrower or a Subsidiary of the Borrower, so long as, at any time, the aggregate outstanding amount of cash advanced to the Borrower or such Subsidiary, as the case may be, and attributable to the sale of such accounts receivable does not exceed $300,000,000;

                           (iii) purchase money Liens upon or in any property
                  acquired or held by the Borrower or any Subsidiary in the ordinary course of business to secure the purchase price of such property or to secure Debt incurred solely for the purpose of financing the acquisition of such property (provided that the amount of Debt secured by such Lien does not exceed 100% of the purchase price of such property and transaction costs relating to such acquisition) and Liens existing on such property at the time of its acquisition (other than any such Lien created in contemplation of such acquisition); and the interest of the lessor thereof in any property that is subject to a Capital Lease;

                           (iv) any Lien securing Debt that was incurred prior
                  to or during construction or improvement of property for the purpose of financing all or part of the cost of such construction or improvement, provided that the amount of Debt secured by such Lien does not exceed 100% of the fair market value of such property after giving effect to such construction or improvement;

                           (v) any Lien securing Debt of a Subsidiary owing to
                  the Borrower;

                           (vi) Liens resulting from any extension, renewal or
                  replacement (or successive extensions, renewals or replacements), in whole or in part, of any Debt secured by any Lien referred to in clauses (i), (iii) and (iv) above so long as (x) the aggregate principal amount of such Debt shall not increase as a result of such extension, renewal or replacement and (y) Liens resulting from any such extension, renewal or replacement shall cover only such property which secured the Debt that is being extended, renewed or replaced; and

                           (vii) Liens other than Liens described in clauses (i)
                  through (vi) hereof, whether now existing or hereafter arising, securing Debt in an aggregate amount not exceeding $50,000,000.

                  (b) Restrictions on Fundamental Changes. The Borrower will not, and will not permit any of its Material Subsidiaries to, merge or consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or a substantial portion of its assets (whether now owned or hereafter acquired) to any Person, or enter into any partnership, joint venture, syndicate, pool or other combination, unless no Event of Default or Potential Event of Default has occurred and is continuing or would result therefrom and, in the case of a merger or consolidation of the Borrower, (i) the Borrower is the surviving entity or (ii) the surviving entity assumes all of the Borrower's obligations under this Agreement in a manner satisfactory to the Requisite Lenders.

                  (c) Plan Terminations. The Borrower will not, and will not permit any ERISA Affiliate to, terminate any Pension Plan so as to result in liability of the Borrower or any ERISA Affiliate to the PBGC in excess of $15,000,000, or permit to exist any occurrence of an event or condition which reasonably presents a material risk of a termination by the PBGC of any Pension Plan with respect to which the Borrower or any ERISA Affiliate would, in the event of such termination, incur liability to the PBGC in excess of $15,000,000.

                  (d) Margin Stock. The Borrower will not permit 25% or more of the fair market value of the assets of (i) the Borrower or (ii) the Borrower and its Subsidiaries to consist of Margin Stock.

                  (e) Minimum Net Worth. The Borrower will not permit at any time Net Worth to be less than the sum of (i) 80% of Net Worth as of Closing Date, plus (ii) 25% of Net Income (if a positive number) from the Closing Date to (a) the end of the most recently ended fiscal year or (b), if the date of calculation is after June 30 in any year, the end of the second fiscal quarter in such year, plus (iii) all Additions to Capital from the Closing Date to (a) the end of the most recently ended fiscal year or (b), if the date of calculation is after June 30 in any year, the end of the second fiscal quarter in such year.

                  (f) Maximum Funded Debt Ratio. The Borrower will not permit at any time the ratio of (i) Funded Debt to (ii) EBITDA, for each period consisting of the most recently ended four consecutive fiscal quarters of the Borrower, to exceed 3.00 to 1.00.

                  (g) Swaps. The Borrower will not and will not permit any of its Subsidiaries to create or suffer to exist any Lien upon or in respect to any of its properties, whether now owned or hereafter acquired, or assign any right to receive income, in each case to provide for the payment of any Swaps.

                                   ARTICLE VI

                                EVENTS OF DEFAULT

                  SECTION 6.01 EVENTS OF DEFAULT. If any of the following events ("Events of Default") shall occur and be continuing:

                  (a) The Borrower shall fail to pay any principal of any Advance when the same becomes due and payable or the Borrower shall fail to pay any interest on any Advance or any fees or other amounts payable hereunder within five days of the date due; or

                  (b) Any representation or warranty made or deemed made by the Borrower herein or by the Borrower pursuant to this Agreement (including any notice, certificate or other document delivered hereunder) shall prove to have been incorrect in any material respect when made; or

                  (c) The Borrower shall fail to perform or observe (i) any term, covenant or agreement contained in this Agreement (other than any term, covenant or agreement contained in Section 5.01(b)(iv), 5.01(c) or 5.02) on its part to be performed or observed and the failure to perform or observe such other term, covenant or agreement shall remain unremedied for 30 days after the Borrower obtains knowledge of such breach or (ii) any term, covenant or agreement contained in Section 5.02 and either of the Agents or the Requisite Lenders shall have notified the Borrower that an Event of Default has occurred, or (iii) any term, covenant or agreement contained in Section 5.01(b)(iv) or 5.01(c); or

                  (d) The Borrower or any of its Subsidiaries shall fail to pay any principal of or premium or interest on any Debt which is outstanding in a principal amount of at least $15,000,000 in the aggregate (but excluding Debt arising under this Agreement) of the Borrower or such Subsidiary (as the case may be), when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt; or the Borrower or any of its Subsidiaries shall fail to perform or observe any other agreement, term or condition contained in any agreement or instrument relating to any such Debt (or if any other event or condition of default under any such agreement or instrument shall exist) and such failure, event or condition shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such failure, event or condition is to accelerate, or to permit the acceleration of, the maturity of such Debt; or any such Debt shall be declared to be due and payable as a result of such failure, event or condition; or

                  (e) The Borrower or any of its Material Subsidiaries shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Borrower or any of its Material Subsidiaries seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for a substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it), either such proceeding shall remain undismissed or unstayed for a period of 60 days, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or the Borrower or any of its Material Subsidiaries shall take any corporate action to authorize any of the actions set forth above in this subsection (e); or

                  (f) Any judgment or order for the payment of money in excess of $25,000,000 shall be rendered against the Borrower or any of its Material Subsidiaries and either (i) enforcement proceedings shall have been commenced by any creditor upon a final or nonappealable judgment or order or (ii) there shall be any period of 10 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect;

                  (g)

                           (i) Any ERISA Event with respect to a Pension Plan
                  shall have occurred and, 30 days after notice thereof shall have been given to the Borrower by either of the Agents, (x) such ERISA Event shall still exist and (y) the sum (determined as of the date of occurrence of such ERISA Event) of the Insufficiency of such Pension Plan and the Insufficiency of any and all other Pension Plans with respect to which an ERISA Event shall have occurred and then exist (or in the case of a Pension Plan with respect to which an ERISA Event described in clause (iii) through (vi) of the definition of ERISA Event shall have occurred and then exist, the liability related thereto) is equal to or greater than $25,000,000; or

                           (ii) The Borrower or any ERISA Affiliate shall have
                  been notified by the sponsor of a Multiemployer Plan that it has incurred an aggregate Withdrawal Liability for all years to such Multiemployer Plan in an amount that, when aggregated with all other amounts then required to be paid to Multiemployer Plans by the Borrower and its ERISA Affiliates as Withdrawal Liability (determined as of the date of such notification), exceeds $25,000,000 and it is reasonably likely that all amounts then required to be paid to Multiemployer Plans by the Borrower and its ERISA Affiliates as Withdrawal Liability will exceed $25,000,000; or

                           (iii) The Borrower or any ERISA Affiliate shall have
                  been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization or is being terminated, within the meaning of Title IV or ERISA, and it is reasonably likely that as a result of such reorganization or termination the aggregate annual contributions of the Borrower and its ERISA Affiliates to all Multiemployer Plans that are then in reorganization or being terminated have been or will be increased over the amounts contributed to such Multiemployer Plans for the plan year of such Multiemployer Plan immediately preceding the plan year in which the reorganization or termination occurs by an amount exceeding $25,000,000;

         then, and in any such event, either of the Agents (i) shall at the request, or may with the consent, of the Requisite Lenders, by notice to the Borrower, declare the obligation of each Lender to make Advances to be terminated, whereupon the same shall forthwith terminate, and
         (ii) shall at the request, or may with the consent, of the Requisite Lenders, by notice to the Borrower, declare the Advances, all interest thereon and all other amounts payable under this Agreement to be forthwith due and payable, whereupon the Advances, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower; provided, however, that in the event of an actual or deemed entry of an order for relief with respect to the Borrower or any of its Subsidiaries under the Bankruptcy Code, (A) the obligation of each Lender to make Advances shall automatically be terminated and (B) the Advances, all such interest and all such amounts shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Borrower.

                                  ARTICLE VII

                                   THE AGENTS

                  SECTION 7.01 AUTHORIZATION AND ACTION. Each Lender hereby appoints and authorizes CUSA to act as Administrative Agent under this Agreement, Wachovia act as Documentation Agent under this Agreement and B of A to act as Syndication Agent under this Agreement and authorizes each Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to each Agent by the terms hereof, together with such powers as are reasonably incidental thereto. As to any matters not expressly provided for by the Loan Documents (including, without limitation, enforcement or collection of the Advances and other amounts owing hereunder), no Agent shall be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Requisite Lenders, and such instructions shall be binding upon all Lenders; provided, however, that no Agent shall be required to take any action which exposes such Agent to personal liability or which is contrary to any of the Loan Documents or applicable law. Each Agent agrees to give to each Lender prompt notice of each notice given to it by the Borrower pursuant to the terms of the Loan Documents.

                  SECTION 7.02 AGENTS' RELIANCE, ETC. Neither the Agents nor any of their respective directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with any of the Loan Documents, except for its or their own gross negligence or willful misconduct. Without limitation of the generality of the foregoing, the
Agents: (i) may treat the payee of any Advance as the holder thereof until the Administrative Agent receives and accepts an Assignment and Acceptance entered into by the Lender which is the payee of such Advance, as assignor, and an Eligible Assignee, as assignee, as provided in Section 8.07; (ii) may consult with legal counsel (including counsel for the Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (iii) make no warranty or representation to any Lender and shall not be responsible to any Lender for any statements, warranties or representations (whether written or oral) made in or in connection with any of the Loan Documents; (iv) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of any of the Loan Documents on the part of the Borrower or to inspect the property (including the books and records) of the Borrower;
(v) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of any of the Loan Documents or any other instrument or document furnished pursuant hereto; and
(vi) shall incur no liability under or in respect of any of the Loan Documents by acting upon any notice, consent, certificate or other instrument or writing (which may be by telecopier, telegram, cable or telex) believed by it to be genuine and signed or sent by the proper party or parties.

                  SECTION 7.03 CUSA, B OF A, WACHOVIA AND AFFILIATES. With respect to its respective Commitment and the respective Advances made by it, CUSA, B of A and Wachovia shall each have the same rights and powers under this Agreement as any other Lender and may exercise the same as though it were not an Agent; and the term "Lender" or "Lenders" shall, unless otherwise expressly indicated, include B of A, Wachovia or CUSA respectively in its individual capacity. B of A, Wachovia or CUSA and their respective affiliates may accept deposits from, lend money to, act as trustee under indentures of, and generally engage in any kind of business (including without limitation the investment banking business) with, the Borrower, any of its subsidiaries and any Person who may do business with or own securities of the Borrower or any such subsidiary, all as if B of A, Wachovia or CUSA, as the case may be was not Agent and without any duty to account therefor to the Lenders.

                  SECTION 7.04 LENDER CREDIT DECISION. Each Lender acknowledges that it has, independently and without reliance upon either the Agents or any other Lender and based on the financial statements referred to in Section 4.01 and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Agents or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement.

                  SECTION 7.05 INDEMNIFICATION. The Lenders (other than the Designated Bidders) agree to indemnify each Agent (to the extent not reimbursed by the Borrower), ratably according to the respective principal amounts of the Committed Advances then held by each of them (or if no such Advances are at the time outstanding or if any such Advances are held by Persons which are not Lenders, ratably according to the respective amounts of their Commitments), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against such Agent in any way relating to or arising out of any of the Loan Documents or any action taken or omitted by such Agent under any of the Loan Documents, provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from any Agent's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender (other than the Designated Bidders) agrees to reimburse each Agent promptly upon demand for its ratable share of any out-of-pocket expenses (including counsel fees) incurred by such Agent in connection with the preparation, execution, delivery, administration, syndication, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, the Loan Documents, to the extent that such Agent is not reimbursed for such expenses by the Borrower.

                  SECTION 7.06 SUCCESSOR AGENT. Each Agent may resign at any time by giving written notice thereof to the Lenders and the Borrower and may be removed at any time with or without cause by the Requisite Lenders. In the case of the Administrative Agent, upon any such resignation or removal, the Requisite Lenders shall have the right to appoint a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Requisite Lenders, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent's giving of notice of resignation or the Requisite Lenders' removal of the retiring Administrative Agent, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent which shall be a commercial bank organized under the laws of the United States of America or of any State thereof or any Bank and, in each case having a combined capital and surplus of at least $50,000,000. Upon the acceptance of any appointment as the Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under the Loan Documents. After any retiring Administrative Agent's resignation or removal hereunder as Administrative Agent, the provisions of this Article VII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under the Loan Documents.

                  SECTION 7.07 SYNDICATION AGENT, DOCUMENTATION AGENT AND ARRANGERS

         Any Lender or Person identified on the facing page, the introduction, the signature pages or in any provision of this Agreement as "syndication agent," "documentation agent" or "arranger" shall have no right, power, obligation, liability, responsibility or duty under this Agreement or any other Loan Document other than in a capacity as a Lender hereunder. Without limiting the foregoing, any Lender so identified as "syndication agent," "documentation agent" or "arranger" shall not have or be deemed to have any fiduciary relationship with any Lender. Each Lender acknowledges that it has not relied, and will not rely, on any Lenders or Persons so identified in deciding to enter into this Agreement or in taking or not taking action hereunder.

                                  ARTICLE VIII

                                  MISCELLANEOUS

                  SECTION 8.01 AMENDMENTS, ETC. No amendment or waiver of any provision of this Agreement, nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Requisite Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent shall, unless in writing and signed by all the Lenders, do any of the following: (a) waive any of the conditions specified in Section 3.01, (b) increase the Commitments of the Lenders or subject the Lenders to any additional obligations, (c) reduce the principal of, or interest on, the Advances or any fees or other amounts payable hereunder, (d) postpone any date fixed for any payment of principal of, or interest on, the Advances or any fees or other amounts payable hereunder, (e) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Advances, or the number of Lenders, which shall be required for the Lenders or any of them to take any action hereunder or (f) amend Section
2.15 or this Section 8.01; and provided, further, that no amendment, waiver or consent shall, unless in writing and signed by an Agent in addition to the Lenders required above to take such action, affect the rights or duties of such Agent under this Agreement.

                  SECTION 8.02 NOTICES, ETC. All notices and other communications provided for hereunder shall be in writing (including telecopier, telegraphic, telex or cable communication) and mailed, telecopied, telegraphed, telexed, cabled or delivered, if to the Borrower, at its address at 15501 North Dial Boulevard, Arizona 85260-1619, Attn: Treasurer; if to any Bank, at its Domestic Lending Office specified opposite its name on Schedule I hereto; if to any other Lender, at its Domestic Lending Office specified in the Assignment and Acceptance pursuant to which it became a Lender; if to the Administrative Agent at its address at 2 Penn's Way, Suite 200 New Castle, Delaware 19720 (with a copy of notices, other than those given pursuant to Sections 2.01 through 2.14 hereof, to Citicorp USA, Inc., c/o Citibank Agency Services, 399 Park Avenue, New York, NY 10043, facsimile number (302) 894-6120, and if to the Documentation Agent at its address at Wachovia Bank, N.A. 191 Peachtree Street, Atlanta, Georgia 30303, MC: GA-370, Attn: Mike Klein; or, as to the Borrower or either Agent, at such other address as shall be designated by such party in a written notice to the other parties and, as to each other party, at such other address as shall be designated by such party in a written notice to the Borrower and the Agents. All such notices and communications shall, when personally delivered, mailed, telecopied, telegraphed, telexed or cabled, be effective when personally delivered, after five (5) days after being deposited in the mails, when confirmed by telecopy response, when delivered to the telegraph company, when confirmed by telex answerback or when delivered to the cable company, respectively, except that notices and communications to any Agent pursuant to
Article II or VII shall not be effective until received by such Agent.

                  SECTION 8.03 NO WAIVER; REMEDIES. No failure on the part of any Lender or either Agent to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

                  SECTION 8.04 COSTS, EXPENSES AND INDEMNIFICATION.

                  (a) The Borrower agrees to pay promptly on demand all reasonable costs and out-of-pocket expenses of the Agents in connection with the preparation, execution, delivery, administration, syndication, modification and amendment of this Agreement, and the other documents to be delivered hereunder or thereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agents (including the allocated time charges of each Agent's legal departments, as their respective internal counsel) with respect thereto and with respect to advising the Agents as to their rights and responsibilities under this Agreement. The Borrower further agrees to pay promptly on demand all costs and expenses of the Agents and of each Lender, if any (including, without limitation, reasonable counsel fees and out-of-pocket expenses), in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Agreement and the other documents to be delivered hereunder or thereunder, including, without limitation, reasonable counsel fees and out-of-pocket expenses in connection with the enforcement of rights under this Section 8.04(a). Such expenses shall be reimbursed by the Borrower upon a presentation of statement of account, regardless of whether Closing Date occurs.

                  (b) If any payment of principal of any Eurodollar Rate Advance is made other than on the last day of the interest period for such Advance, as a result of a payment pursuant to Section 2.06 or acceleration of the maturity of the Advances pursuant to Section 6.01 or for any other reason, the Borrower shall, upon demand by any Lender (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Lender any amounts required to compensate such Lender for any additional losses, costs or expenses which it may reasonably incur as a result of such payment, including, without limitation, any loss, cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by any Lender to fund or maintain such Advance.

                  (c) The Borrower agrees to indemnify and hold harmless each Agent, each Lender and each director, officer, employee, agent, attorney and affiliate of each Agent and each Lender (each an "indemnified person") in connection with any expenses, losses, claims, damages or liabilities to which an Agent, a Lender or such indemnified persons may become subject, insofar as such expenses, losses, claims, damages or liabilities (or actions or other proceedings commenced or threatened in respect thereof) arise out of the transactions referred to in this Agreement or arise from any use or intended use of the proceeds of the Advances, or in any way arise out of activities of the Borrower that violate Environmental Laws, and to reimburse each Agent, each Lender and each indemnified person, upon their demand, for any reasonable legal or other out-of-pocket expenses incurred in connection with investigating, defending or participating in any such loss, claim, damage, liability, or action or other proceeding, whether commenced or threatened (whether or not such Agent, such Lender or any such person is a party to any action or proceeding out of which any such expense arises). Notwithstanding the foregoing, the Borrower shall have no obligation hereunder to an indemnified person with respect to indemnified liabilities which have resulted from the gross negligence, bad faith or willful misconduct of such indemnified person.

                  SECTION 8.05 RIGHT OF SET-OFF. Upon (i) the occurrence and during the continuance of any Event of Default and (ii) the making of the request or the granting of the consent specified by Section 6.01 to authorize the Agents to declare the Advances due and payable pursuant to the provisions of Section 6.01, each Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (time or demand, provisional or final, or general, but not special) at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of the Borrower against any and all of the obligations of the Borrower now or hereafter existing under this Agreement that are then due and payable, whether or not such Lender shall have made any demand under this Agreement. Each Lender agrees promptly to notify the Borrower after any such set-off and application made by such Lender; provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Lender under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which such Lender may have.

                  SECTION 8.06 BINDING EFFECT; ENTIRE AGREEMENT. This Agreement shall be deemed to have been executed and delivered when it shall have been executed by Borrower and the Agents and when the Agents shall have been notified by each Bank that such Bank has executed it and thereafter shall be binding upon and inure to the benefit of Borrower, each Agent and each Lender and their respective successors and permitted assigns, except that Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of all Lenders. This Agreement and the other Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

                  SECTION 8.07 ASSIGNMENTS AND PARTICIPATIONS.

                  (a) Each Lender (other than the Designated Bidders) may assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment and the Advances owing to it); provided, however, that (i) each such assignment shall be of a constant, and not a varying, percentage of all of the assigning Lender's rights and obligations under this Agreement (other than any right to make Bid Advances or Bid Advances held by it), (ii) after giving effect to any such assignment, (1) the assigning Lender shall no longer have any Commitment or (2) the amount of the Commitment of both the assigning Lender and the Eligible Assignee party to such assignment (in each case determined as of the date of the Assignment and Acceptance with respect to such assignment) shall not be less than $5,000,000 and multiples of $1,000,000 in excess thereof, (iii) each such assignment shall be to an Eligible Assignee, (iv) the parties to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance and recording in the Register, an Assignment and Acceptance, and a processing and recordation fee of $3,000 to the Administrative Agent, and (v) the Borrower (unless an Event of Default or a Potential Event of Default has occurred and is continuing) and the Administrative Agent shall have consented to such assignment, which consent shall not be unreasonably withheld; except that such consent shall not be required for an assignment to another Lender or an affiliate of a Lender. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance,
(x) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender hereunder and

(y) the Lender assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto). Any Lender may at any time pledge or assign all or any portion of its rights hereunder to a Federal Reserve Bank; provided, that no such pledge or assignment shall release such Lender from any of its obligations hereunder.

                  (b) By executing and delivering an Assignment and Acceptance, the Lender assignor thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with any of the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of any of the Loan Documents or any other instrument or document furnished pursuant hereto or thereto; (ii) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or the performance or observance by the Borrower of any of its obligations under any of the Loan Documents or any other instrument or document furnished pursuant hereto or thereto; (iii) such assignee confirms that it has received a copy of the Loan Documents, together with copies of the financial statements referred to in
Section 4.01 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon the Agents, such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents; (v) such assignee confirms that it is an Eligible Assignee;
(vi) such assignee appoints and authorizes each Agent to take such action as agent on its behalf and to exercise such powers under the Loan Documents as are delegated to such Agent by the terms hereof, together with such powers as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

                  (c) Within five (5) days of its receipt of an Assignment and Acceptance executed by an assigning Lender and an assignee representing that it is an Eligible Assignee (together with a processing and recordation fee of $3,000 with respect thereto) and upon evidence of consent of the Borrower and the Administrative Agent thereto, which consent shall not be unreasonably withheld, the Administrative Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit C hereto, (1) accept such Assignment and Acceptance and (2) record the information contained therein in the Register. All communications with the Borrower with respect to such consent of the Borrower shall be sent pursuant to Section 8.02.

                  (d) Each Lender (other than the Designated Bidders) may designate one or more banks or other entities to have a right to make Bid Advances as a Lender pursuant to Section 2.03; provided, however, that (i) no such Lender shall be entitled to make more than two such designations, (ii) each such Lender making one or more of such designations shall retain the right to make Bid Advances as a Lender pursuant to Section 2.03, (iii) each such designation shall be to a Designated Bidder and (iv) the parties to each such designation shall execute and deliver to the Administrative Agent, for its acceptance and recording in the Register, a Designation Agreement. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Designation Agreement, the designee thereunder shall be a party hereto with a right to make Bid Advances as a Lender pursuant to Section
2.03 and the obligations related thereto.

                  (e) By executing and delivering a Designation Agreement, the Lender making the designation thereunder and its designee thereunder confirm and agree with each other and the other parties hereto as follows: (i) such Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto; (ii) such Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or the performance or observance by the Borrower of any of its obligations under this Agreement or any other instrument or document furnished pursuant hereto; (iii) such designee confirms that it has received a copy of this Agreement, together with copies of the financial statements referred to in
Section 4.01 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into the Designation Agreement; (iv) such designee will, independently and without reliance upon the Administrative Agent, such designating Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such designee confirms that it is a Designated Bidder; (vi) such designee appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Administrative Agent by the terms hereof, together with such powers as are reasonably incidental thereto; and (vii) such designee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender.

                  (f) Upon its receipt of a Designation Agreement executed by a designating Lender and a designee representing that it is a Designated Bidder, the Administrative Agent shall, if such Designation Agreement has been completed and is substantially in the form of Exhibit K hereto, (i) accept such Designation Agreement, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the Borrower.

                  (g) The Administrative Agent shall maintain at its address referred to in Section 8.02 a copy of each Assignment and Acceptance and each Designation Agreement delivered to and, accepted by it and a register for the recordation of the names and addresses of the Lenders and, with respect to Lenders other than Designated Bidders, the Commitment of, the Commitment Termination Date of, and principal amount of the Advances owing to, each such Lender from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Agents and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of the Loan Documents. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

                  (h) Each Lender may sell participations to one or more banks or other entities in or to all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment and the Advances owing to it; provided, however, that (i) such Lender's obligations under this Agreement (including, without limitation, its Commitment to the Borrower hereunder) shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) such Lender shall remain the holder of any such Advance for all purposes of this Agreement, (iv) the Borrower, the Agents and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under the Loan Documents,
(v) no Lender shall grant any participation under which the participant shall have rights to require such Lender to take or omit to take any action hereunder or under the other Loan Documents or approve any amendment to or waiver of this Agreement or the other Loan Documents, except to the extent such amendment or waiver would: (A) extend the Termination Date of such Lender; or (B) reduce the interest rate or the amount of principal or fees applicable to Advances or the Commitment in which such participant is participating or change the date on which interest, principal or fees applicable to Advances or the Commitment in which such participant is participating are payable, (vi) such Lender shall notify the Borrower of the sale of the participation, and (vii) the Person purchasing such participation shall agree to customary provisions relating to the confidentiality of non-public information received by such Person in connection with its purchase of the participation.

                  (i) Any Lender may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 8.07, disclose to the assignee or participant or proposed assignee or participant, any information relating to the Borrower furnished to such Lender by or on behalf of the Borrower; provided that, prior to any such disclosure, the assignee or Participant or proposed assignee or participant shall agree to preserve the confidentiality of any confidential information relating to the Borrower received by it from such Lender.

                  SECTION 8.08 CONFIDENTIALITY. Each Lender agrees, insofar as is legally possible, to use its best efforts to keep in confidence all financial data and other information relative to the affairs of the Borrower heretofore furnished or which may hereafter be furnished to it pursuant to the provisions of this Agreement; provided, however, that this Section 8.08 shall not be applicable to information otherwise disseminated to the public by the Borrower; and provided further that such obligation of each Bank shall be subject to each Bank's (a) obligation to disclose such information pursuant to a request or order under applicable laws and regulations or pursuant to a subpoena or other legal process, (b) right to disclose any such information to bank examiners, its affiliates (including, without limitation, in the case of CUSA, SSBI), bank, auditors, accountants and its counsel and other Banks, and (c) right to disclose any such information, (i) in connection with the transactions set forth herein including assignments and sales of participation interests pursuant to Section
8.07 hereof or (ii) in or in connection with any litigation or dispute involving the Banks and the Borrower or any transfer or other disposition by such Bank of any of its Advances or other extensions of credit by such Bank to the Borrower or any of its Subsidiaries, provided that information disclosed pursuant to this proviso shall be so disclosed subject to such procedures as are reasonably calculated to maintain the confidentiality thereof.

                  SECTION 8.09 GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

                  SECTION 8.10 EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  SECTION 8.11 CONSENT TO JURISDICTION; WAIVER OF IMMUNITIES. The Borrower hereby irrevocably submits to the jurisdiction of any New York state or Federal court sitting in New York, New York in any action or proceeding arising out of or relating to this Agreement, and the Borrower hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York state or Federal court. The Borrower hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. The Borrower agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this
Section 8.11 shall affect the right of any Lender or Agent to serve legal process in any other manner permitted by law or affect the right of any Lender or Agent to bring any action or proceeding against the Borrower or its property in the courts of any other jurisdiction.

                  SECTION 8.12 WAIVER OF TRIAL BY JURY. THE BORROWER, THE BANKS, THE AGENTS AND, BY ITS ACCEPTANCE OF THE BENEFITS HEREOF, EACH OTHER LENDER HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation contract claims, tort claims, breach of duty claims and all other common law and statutory claims. The Borrower, the Banks, the Agents and, by its acceptance of the benefits hereof, each other Lender (i) acknowledges that this waiver is a material inducement for the Borrower, the Lenders and the Agents to enter into a business relationship, that the Borrower, the Lenders and the Agents have already relied on this waiver in entering into this Agreement or accepting the benefits thereof, as the case may be, and that each will continue to rely on this waiver in their related future dealings and
(ii) further warrants and represents that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.


                  [Remainder of page intentionally left blank]

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                    THE DIAL CORPORATION, a Delaware corporation


                                    By /s/ Susan J. Riley
                                       __________________________
                                       Title: Executive Vice President and
                                              Chief Financial Officer

                                    CITICORP USA, INC., as Administrative Agent and as a Lender


                                    By Pete Locke
                                       __________________________
                                       Title: Managing Director

                                     BANK OF AMERICA, N.A., as Syndication Agent and as a Lender


                                     By Lisa S. Donoghue
                                        __________________________
                                        Title: Managing Director

                                     WACHOVIA BANK, N.A., as Documentation Agent and as a Lender


                                     By Mike Klein
                                        __________________________
                                        Title: Vice President

                              THE DIAL CORPORATION

           FIRST AMENDMENT DATED NOVEMBER 21, 2000 TO CREDIT AGREEMENT
                 (LONG TERM FACILITY) DATED AS OF JULY 14, 2000


                  This FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is dated as of November 21, 2000 and entered into by and among THE DIAL CORPORATION, a Delaware corporation (the "Borrower"), the undersigned lenders (collectively the "Lenders"), and CITICORP USA, INC., as Administrative Agent, and is made with reference to that certain Credit Agreement (Long Term Facility), dated as of July 14, 2000, by and among the Borrower, the Lenders, and the Agents (as amended, the "Credit Agreement"). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

                  WHEREAS, the Borrower has requested and Requisite Lenders have agreed to modify the terms of the Credit Agreement in certain respects;

                  NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1.        AMENDMENTS TO THE CREDIT AGREEMENT

         A. AMENDMENT TO SECTION 5.02(F). Section 5.02(f) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following in lieu thereof:

                  "Maximum Funded Debt Ratio. The Borrower will not permit at any time the ratio of (i) Funded Debt to (ii) EBITDA for any four fiscal quarter period ending on the dates set forth below to be greater than the correlative ratio indicated:

                  Date                                                 Maximum Ratio
                  ----                                                 -------------
                  September 30, 2000 and prior                         3.00:1.00
                  December 31, 2000                                    3.50:1.00
                  March 31, 2001                                       3.50:1.00
                  June 30, 2001                                        3.25:1.00
                  Thereafter                                           3.00:1.00"

         B. AMENDMENT TO COMPLIANCE CERTIFICATE. The form of Compliance Certificate attached to the Credit Agreement as Exhibit F is hereby amended and restated in its entirety to read as set forth on Exhibit F to this Amendment.


                                                     (First Amendment-Long Term)

SECTION 2.        BORROWER'S REPRESENTATIONS AND WARRANTIES

                  To induce the Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, the Borrower represents and warrants to each Lender that the following statements are true, correct and complete:

         A. CORPORATE POWER AND AUTHORITY. The Borrower has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement, as amended by this Amendment (the "Amended Agreement").

         B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment and the consummation of the Amended Agreement have been duly authorized by all necessary corporate action on the part of the Borrower.

         C. NO CONFLICT. The execution and delivery by the Borrower of this Amendment and the consummation by the Borrower of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to the Borrower or its Subsidiaries, the certificate of incorporation or bylaws of the Borrower or any order, judgment or decree of any court or other agency of government binding on the Borrower or its Subsidiaries,
(ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any contractual obligation of the Borrower or its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of the Borrower or its Subsidiaries, or (iv) require any approval of stockholders or any approval or consent of any Person under any contractual obligation of the Borrower or its Subsidiaries (other than the parties hereto).

         D. GOVERNMENTAL CONSENTS. The execution and delivery by the Borrower of this Amendment and the consummation by the Borrower of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

         E. BINDING OBLIGATION. This Amendment has been duly executed and delivered by the Borrower and this Amendment and the Amended Agreement are the legally valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by principles of equity and commercial reasonableness.

         F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Section 4.01 (excluding those set forth in Section 4.01(e)) of the Credit Agreement are true, correct and complete in all material respects to the same extent as though made on and as of the date hereof, except as provided above or to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.


                                       2             (First Amendment-Long Term)

         G. ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would, upon the giving of notice, the passage of time, or otherwise, constitute an Event of Default.

         H. CONDITION OF THE BORROWER. (i) The consolidated balance sheet of the Borrower and its Subsidiaries as at December 31, 1999 and the related consolidated statements of income and retained earnings of the Borrower and its Subsidiaries for the fiscal year then ended, and (ii) the consolidated balance sheet of the Borrower and its Subsidiaries as at September 30, 2000, and the related consolidated statements of income and retained earnings of the Borrower and its Subsidiaries for the fiscal quarter then ended, in each case fairly present the financial condition of the Borrower and its Subsidiaries as at such date and the results of the operations of Borrower and its Subsidiaries for the period ended on such date, all in accordance with GAAP consistently applied, and, as of the Closing Date, there has been no material adverse change in the business, condition (financial or otherwise), operations or properties of the Borrower and its Subsidiaries, taken as a whole, since September 30, 2000, other than as disclosed in the Borrower's Quarterly Report on Form 10-Q for the quarter ended September 30, 2000.

SECTION 3.        CONDITIONS TO EFFECTIVENESS

                  Section 1 of this Amendment shall become effective as of the date hereof (such date being referred to herein as the "Amendment Effective Date"); provided that all of the following conditions precedent shall have been satisfied:

         A. The Borrower shall have delivered to each Lender (in the case of the item specified in clause (i) below) or to the Administrative Agent (in the case of the items specified in clauses (ii) and (iii) below) the following, each, unless otherwise noted, dated the Amendment Effective Date:

                  (i) A copy of the Borrower's Quarterly Report on Form 10-Q for the quarter ended September 30, 2000;

                  (ii) Signature and incumbency certificates of its officers executing this Amendment; and

                  (iii) Executed copies of this Amendment.

         B. All corporate and other proceedings taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by the Administrative Agent, shall be satisfactory in form and substance to the Administrative Agent, and the Administrative Agent shall have received all such counterpart originals or certified copies of such documents as the Administrative Agent may reasonably request.

SECTION 4.        MISCELLANEOUS

         A. Reference to and Effect on the Credit Agreement and the Other Loan Documents.

                  (i) On and after the date this Amendment becomes effective in accordance with its terms, each reference in the Credit Agreement to "this Agreement", "hereunder",


                                       3             (First Amendment-Long Term)

         "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the Notes to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

                  (ii) Except as specifically amended by this Amendment, the Credit Agreement and the Notes shall remain in full force and effect and are hereby ratified and confirmed.

                  (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of, any right, power or remedy of the Administrative Agent or any Lender under, the Credit Agreement or the Notes.

         B. FEES AND EXPENSES. The Borrower acknowledges that all costs, fees and expenses as described in Section 8.04 of the Credit Agreement incurred by the Administrative Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of the Borrower.

         C. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

         D. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

         E. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Subject to the provisions of Section 3, this Amendment shall become effective as of the date hereof upon the execution and delivery of a counterpart hereof by the Borrower and the Requisite Lenders.


                  [Remainder of page intentionally left blank]


                                       4             (First Amendment-Long Term)

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                    The Borrower:

                                    THE DIAL CORPORATION



                                    By /s/ Conrad A. Conrad
                                      __________________________
                                      Name:  Conrad A. Conrad
                                      Title: Senior Vice President and
                                             Chief Financial Officer


                                    The Lenders:


                                    CITICORP USA, INC. (Individually and as
                                    Administrative Agent)



                                    By /s/ J. Gregory Davis
                                       ___________________________
                                       Name:  J. Gregory Davis
                                       Title: Director


                                    BANK OF AMERICA, N.A. (Individually and as
                                    Syndication Agent)



                                    By /s/ Paula Z. Kramp
                                       ___________________________
                                       Name:  Paula Z. Kramp
                                       Title: Principal


                                    WACHOVIA BANK, N.A. (Individually and as
                                    Documentation Agent)


                                    By /s/ C. Reid Harden
                                       ___________________________
                                       Name:  C. Reid Harden
                                       Title: Vice President


                                      S-1            (First Amendment-Long Term)

                                      ABN AMRO BANK N.V.


                                      By /s/ Ellen M. Coleman
                                         ___________________________
                                         Name:  Ellen M. Coleman
                                         Title: Group Vice President


                                      By /s/ Mitsoo Iravani
                                         ___________________________
                                         Name:  Mitsoo Iravani
                                         Title: Assistant Vice President



                                      BANK ONE, NA



                                      By /s/ Joseph Perdenza
                                         ___________________________
                                         Name:  Joseph Perdenza
                                         Title: Assistant Vice President


                                      DEUTSCHE BANK, AG



                                      By /s/ Alexander Karow
                                         ___________________________
                                         Name:  Alexander Karow
                                         Title: Vice President


                                      By /s/ Thomas A. Foley
                                         ___________________________
                                         Name:  Thomas A. Foley
                                         Title: Vice President



                                      INDUSTRIAL BANK OF JAPAN, LIMITED, NEW
                                      YORK BRANCH



                                      By /s/ Vincente L. Timiraos
                                         ___________________________
                                         Name:  Vincente L. Timiraos
                                         Title: Joint General Manager

                                      WELLS FARGO BANK, N.A.



                                      By /s/ Catherine M. Wallace
                                         ____________________________
                                         Name:  Catherine M. Wallace
                                         Title: Vice President


                                      S-2            (First Amendment-Long Term)

                                      WESTDEUTSCHE LANDESBANK GIROZENTRALE-NEW
                                      YORK AND CAYMAN ISLANDS BRANCHES


                                      By /s/    Barry S. Wadler
                                         ____________________________
                                         Name:  Barry S. Wadler
                                         Title: Manager


                                      By /s/    Lisa M. Walker
                                         ____________________________
                                         Name:  Lisa M. Walker
                                         Title: Associate Director


                                      S-3            (First Amendment-Long Term)

                                    EXHIBIT F

                        [FORM OF COMPLIANCE CERTIFICATE]



                  The undersigned certifies that: (i) this Certificate is as of __________ and pertains to the period from _________ to _________, (ii) the undersigned has reviewed the terms of that certain Credit Agreement, dated as of July 14, 2000, among The Dial Corporation, the Banks named therein, Citicorp USA, Inc., as Administrative Agent, Wachovia Bank, N.A., as Documentation Agent for said Lenders and Bank of America, N.A., as Syndication Agent for said Lenders (as it may be amended, supplemented, restated or otherwise modified from time to time, the "CREDIT AGREEMENT") and has made, or caused to be made under the undersigned's supervision, a review in reasonable detail of the transactions and condition of the Borrower and its Subsidiaries during the period set forth above and (iii) such review has not disclosed the existence during or at the end of such period, and the undersigned does not have knowledge of the existences as of the date of this Certificate, of any condition or event that constitutes an Event of Default or Potential Event of Default.(1) CAPITALIZED TERMS USED HEREIN SHALL HAVE THE MEANINGS SET FORTH IN THE CREDIT AGREEMENT.



   A.       NET WORTH

            For the Borrower and its Subsidiaries:

            1.       Net Worth as of the Effective Date              $__________

            2.       80% multiplied (1)                              $__________

            3.       Net Income (if a positive number) from the
                     Effective Date to most recent June 30 or
                     December 31                                     $__________

            4.       25% multiplied (3)                              $__________

            5.       aggregate net proceeds, including cash and
                     the fair market value of property other than
                     cash, received by the Borrower from the issue
                     or sale of capital stock of the Borrower from
                     the Effective Date to the most recent June 30
                     or December 31                                  $__________


--------

(1) If any event or condition that constitutes an Event of Default or Potential Event of Default exists, the Certificate should include the nature and period of existence of such event or condition and what action the Borrower has taken, is taking and proposes to take with respect thereto.


                                      F-1               (Compliance Certificate)

            6.       aggregate of 25% of the after tax gains
                     realized from unusual, extraordinary, and
                     major nonrecurring items from the Effective
                     Date to the most recent June 30 or December
                     31                                              $__________

            7.       Additions to Capital [(5) plus (6)]             $__________

            8.       Net Worth                                       $__________

            9.       Minimum Net Worth permitted under Credit
                     Agreement [(2) plus (4) plus (7)]               $__________

   B.       MAXIMUM FUNDED DEBT RATIO.

            For the Borrower and its Subsidiaries (for each period consisting of the most recently ended four consecutive fiscal quarters of the Borrower):

            1.       indebtedness for borrowed money or for the
                     deferred purchase price of property or
                     services                                        $__________

            2.       obligations as lessee under leases which
                     shall have been or should be, in accordance
                     with GAAP, recorded as capital leases           $__________

            3.       obligations under guarantees in respect of
                     indebtedness or obligations of others of the
                     kinds referred to in clauses (1) and (2) of
                     this Section B                                  $__________

            4.       Funded Debt [(1) plus (2) plus (3)]             $__________

            5.       consolidated net income plus provision for
                     taxes (excluding extraordinary, unusual, or
                     nonrecurring gains or losses)                   $__________

            6.       interest expense                                $__________

            7.       depreciation expense and amortization of
                     intangibles                                     $__________

            8.       EBITDA [(5) plus (6) plus (7)]                  $__________

            9.       Ratio of Funded Debt to EBITDA [(4):(8)]         ____:____


                                      F-2               (Compliance Certificate)

            10. Maximum Funded Debt Ratio required under Credit Agreement for any four fiscal quarter period ending on the dates set forth below:

                     September 30, 2000 and prior            3.00:1.00
                     December 31, 2000                       3.50:1.00
                     March 31, 2001                          3.50:1.00
                     June 30, 2001                           3.25:1.00
                     After June 30, 2001                     3.00:1.00



                                       THE DIAL CORPORATION





                                       By: ___________________________________
                                           Title:


                                      F-3               (Compliance Certificate)

                                U.S. $180,000,000

                                CREDIT AGREEMENT


                            Dated as of July 14, 2000

                                      Among

                              THE DIAL CORPORATION,
                                   as Borrower

                                       and

                             THE BANKS NAMED HEREIN,
                                   as Lenders

                                       and

                               CITICORP USA, INC.,
                             as Administrative Agent

                                       and

                             BANK OF AMERICA, N.A.,
                              as Syndication Agent

                                       and

                              WACHOVIA BANK, N.A.,
                             as Documentation Agent

                                       and

                           SALOMON SMITH BARNEY, INC.
                         BANC OF AMERICA SECURITIES LLC
                                  as Arrangers

                                TABLE OF CONTENTS

                                                                                                 PAGE
                                    ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS

SECTION 1.01      Certain Defined Terms .......................................................    1
SECTION 1.02      Computation of Time Periods .................................................   12
SECTION 1.03      Accounting Terms ............................................................   12

                                   ARTICLE II

                        AMOUNTS AND TERMS OF THE ADVANCES

SECTION 2.01      The Committed Advances ......................................................   12
SECTION 2.02      Making the Committed Advances ...............................................   13
SECTION 2.03      Making the Bid Advances .....................................................   15
SECTION 2.04      Fees ........................................................................   18
SECTION 2.05      Termination and Reduction of the Commitments ................................   19
SECTION 2.06      Repayment and Prepayment of Advances ........................................   19
SECTION 2.07      Interest on Committed Advances ..............................................   21
SECTION 2.08      Interest Rate Determination .................................................   21
SECTION 2.09      Voluntary Conversion or Continuation of Committed Advances ..................   22
SECTION 2.10      Increased Costs .............................................................   22
SECTION 2.11      Payments and Computations ...................................................   23
SECTION 2.12      Taxes .......................................................................   24
SECTION 2.13      Sharing of Payments, Etc. ...................................................   26
SECTION 2.14      Evidence of Debt ............................................................   26
SECTION 2.15      Use of Proceeds .............................................................   27
SECTION 2.16      Extension of the Commitment Termination Date ................................   27
SECTION 2.17      Substitution of Lenders .....................................................   28

                                   ARTICLE III

                     CONDITIONS OF EFFECTIVENESS AND LENDING

SECTION 3.01      Conditions Precedent to Effectiveness .......................................   28
SECTION 3.02      Conditions Precedent to Each Committed Borrowing Advance ....................   29
SECTION 3.03      Conditions Precedent to Each Bid Borrowing ..................................   30

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

SECTION 4.01      Representations and Warranties of the Borrower ..............................   30

                               TABLE OF CONTENTS
                                  (continued)





                                                                                                 Page
                                    ARTICLE V

                            COVENANTS OF THE BORROWER

SECTION 5.01      Affirmative Covenants .......................................................   33
SECTION 5.02      Negative Covenants ..........................................................   37

                                   ARTICLE VI

                                EVENTS OF DEFAULT

SECTION 6.01      Events of Default ...........................................................   39

                                   ARTICLE VII

                                   THE AGENTS

SECTION 7.01      Authorization and Action ....................................................   41
SECTION 7.02      Agents' Reliance, Etc. ......................................................   41
SECTION 7.03      CUSA, B of A, Wachovia and Affiliates .......................................   42
SECTION 7.04      Lender Credit Decision ......................................................   42
SECTION 7.05      Indemnification .............................................................   42
SECTION 7.06      Successor Agent .............................................................   43
SECTION 7.07      Syndication Agent, Documentation Agent and Arrangers ........................   44

                                  ARTICLE VIII

                                  MISCELLANEOUS

SECTION 8.01      Amendments, Etc. ............................................................   44
SECTION 8.02      Notices, Etc. ...............................................................   44
SECTION 8.03      No Waiver; Remedies .........................................................   45
SECTION 8.04      Costs, Expenses and Indemnification .........................................   45
SECTION 8.05      Right of Set-off ............................................................   46
SECTION 8.06      Binding Effect; Entire Agreement ............................................   46
SECTION 8.07      Assignments and Participations ..............................................   46
SECTION 8.08      Confidentiality .............................................................   49
SECTION 8.09      New Lenders; Increases in Commitment of a Lender ............................   50
SECTION 8.10      Governing Law ...............................................................   50
SECTION 8.11      Execution in Counterparts ...................................................   50
SECTION 8.12      Consent to Jurisdiction; Waiver of Immunities ...............................   51
SECTION 8.13      Waiver of Trial by Jury .....................................................   51

SCHEDULES

Schedule I        List of Applicable Lending Offices

Schedule II       Lender's Commitments

EXHIBITS

Exhibit A         Notice of Committed Borrowing

Exhibit B         Notice of Bid Borrowing

Exhibit C         Assignment of Acceptance

Exhibit D         Form of Opinion of Counsel for Borrower

Exhibit E         Form of Opinion of Counsel to the Agents

Exhibit F         Form of Compliance Certificate

Exhibit G         Form of Committed Note

Exhibit H         Form of Bid Note

Exhibit I         Form of Notice of Conversion/Continuation

Exhibit J         Form of Designation Agreement

Exhibit K         Form of Commitment Increase Letter

                     U.S. $180,000,000 (SHORT TERM FACILITY)
                                CREDIT AGREEMENT

                            Dated as of July 14, 2000

                  This CREDIT AGREEMENT (this "AGREEMENT") is among THE DIAL CORPORATION, a Delaware corporation (the "BORROWER"), the banks (the "BANKS") listed on the signature pages hereof, CITICORP USA, INC. ("CUSA"), as administrative agent for the Lenders hereunder (in such capacity, the "ADMINISTRATIVE AGENT"), and BANK OF AMERICA, N.A. ("B OF A"), as syndication agent for the Lenders hereunder (in such capacity, the "SYNDICATION AGENT"), WACHOVIA BANK, N.A. ("WACHOVIA") as documentation agent for the Lenders hereunder (in such capacity, the "DOCUMENTATION AGENT"; the Administrative Agent, Syndication Agent and the Documentation Agent being referred to together as the "AGENTS"), SALOMON SMITH BARNEY, INC. ("SSBI") and BANC OF AMERICA SECURITIES LLC ("BA SECURITIES") as arrangers for the Lenders hereunder (collectively, in such capacity, "ARRANGERS" and each individually is an "ARRANGER") agree as follows:

                                   ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS

                  SECTION 1.01 CERTAIN DEFINED TERMS. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

                  "Additions to Capital" means the sum of (i) the aggregate net proceeds, including cash and the fair market value of property other than cash (as determined in good faith by the Board of Directors of the Borrower as evidenced by a Board resolution), received by the Borrower from the issue or sale (other than to a Subsidiary) of capital stock of the Borrower and (ii) the aggregate of 25% of the after tax gain realized from unusual, extraordinary, and major nonrecurring items including, but not limited to, the sale, transfer, or other disposition of (x) any of the stock of any of the Borrower's Subsidiaries or (y) substantially all of the assets of any geographic or other division or line of business of the Borrower or any of its Subsidiaries (but excluding any after tax loss realized on any such unusual, extraordinary, and major nonrecurring items to the extent they exceed any after tax gains on such items).

                  "Adjusted Eurodollar Rate" means, for any Interest Period for each Eurodollar Rate Advance comprising part of the same Borrowing, an interest rate per annum equal to the rate per annum obtained by dividing (a) the average (rounded upward to the nearest whole multiple of 1/16 of 1% per annum, if such average is not such a multiple) of the rate per annum at which deposits in U.S. dollars are offered by the principal office of each of the Reference Banks in London, England to prime banks in the London interbank market at 11:00 A.M. (London time) two Business Days before the first day of such Interest Period in an amount substantially equal to the respective Reference Bank's Eurodollar Rate Advance comprising part of such Borrowing and for a period equal to such Interest Period by (b) a percentage equal to 100% minus the Eurodollar Rate Reserve Percentage. The Adjusted Eurodollar Rate for any Interest Period for each Eurodollar Rate Advance comprising part of the same Borrowing shall be determined by the Administrative Agent on the basis of applicable rates furnished to and received by the Administrative Agent from the Reference Banks two Business Days before the first day of such Interest Period, subject, however, to the provisions of Section 2.08.

                  "Administrative Agent" means CUSA, or any Person serving as its successor agent.

                  "Advance" means a Committed Advance or a Bid Advance.

                  "Affiliate" means, as to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person.

                  "Agent" or "Agents" has the meaning specified in the introductory paragraph of this Agreement; provided, that, for purposes of Sections 7.02, 7.04, 7.05, 8.04, 8.07(b)(iv) and 8.12 of this Agreement the term "Agent" or "Agents", as the case may be, shall include Arrangers.

                  "Agreement" means this Credit Agreement as it may be amended, supplemented or otherwise modified from time to time.

                  "Applicable Lending Office" means, with respect to each Lender, such Lender's Domestic Lending Office in the case of a Base Rate Advance, and such Lender's Eurodollar Lending Office in the case of a Eurodollar Rate Advance.

                  "Applicable Margin" means, for any period for which any interest payment is to be made with respect to any Advance, the interest rate per annum derived by dividing (i) the sum of the Daily Margins for each of the days included in such period by (ii) the number of days included in such period.

                  "Arrangers" means SSBI and BA Securities, collectively, and each individually is an "Arranger."

                  "Assignment and Acceptance" means an assignment and acceptance entered into by a Lender and an Eligible Assignee, and accepted by the Administrative Agent, in substantially the form of Exhibit C hereto.

                  "Bankruptcy Code" means Title 11 of the United States Code entitled "Bankruptcy" as now and hereafter in effect, or any successor statute.

                  "Base Rate" means, for any period, a fluctuating interest rate per annum as shall be in effect from time to time which rate per annum shall at all times be equal to the highest of:

                  (a) the rate of interest announced publicly by Citibank in New York, New York, from time to time, as Citibank's base rate (which is a rate set by Citibank based upon various factors including Citibank's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate);

                  (b) the sum of (A) 1/2 of one percent per annum, plus (B) the rate obtained by dividing (x) the latest three-week moving average of secondary market morning offering rates in the United States for three-month certificates of deposit of major United States money market banks (such three-week moving average being determined weekly by Citibank on the basis of such rates reported by certificate of deposit dealers to and published by the Federal Reserve Bank of New York or, if such publication shall be suspended or terminated, on the basis of quotations for such rates received by Citibank, in either case adjusted to the nearest 1/16 of one percent or, if there is no nearest 1/16 of one percent, to the next higher 1/16 of one percent), by (y) a percentage equal to 100% minus the average of the daily percentages specified during such three-week period by the Board of Governors of the Federal Reserve System for determining the maximum reserve requirement (including, but not limited to, any marginal reserve requirements for Citibank in respect of liabilities consisting of or including (among other liabilities) three-month nonpersonal time deposits of at least $100,000), plus (C) the average during such three-week period of the daily net annual assessment rates estimated by Citibank for determining the current annual assessment payable by Citibank to the Federal Deposit Insurance Corporation for insuring three-month deposits in the United States; or

                  (c)      1/2 of one percent per annum above the Federal Funds
Rate.

                  "Base Rate Advance" means a Committed Advance which bears interest at a rate per annum determined on the basis of the Base Rate, as provided in Section 2.07(a).

                  "Bid Advance" means an advance by a Lender to the Borrower as part of a Bid Borrowing resulting from the auction bidding procedure described in Section 2.03(a).

                  "Bid Agent" means the Administrative Agent or any lender designated by the Borrower with the consent of the Administrative Agent.

                  "Bid Borrowing" means a borrowing consisting of simultaneous Bid Advances of the same Type from each of the Lenders whose offer to make one or more Bid Advances as part of such borrowing has been accepted by the Borrower under the auction bidding procedure described in Section 2.03(a).

                  "Bid Reduction" has the meaning specified in Section 2.01(a).

                  "Borrowing" means a Committed Borrowing or a Bid Borrowing.

                  "Business Day" means a day of the year on which banks are not required or authorized to close in New York City or Los Angeles and, if the applicable Business Day relates to any Eurodollar Rate Advances, on which dealings are carried on in the London interbank market.

                  "Capital Lease" means, with respect to any Person, any lease of any property by that Person as lessee which would, in conformity with GAAP, be required to be accounted for as a capital lease on the balance sheet of that Person.

                  "Cash" means money, currency or a credit balance in a deposit account.

                  "Cash Equivalents" means (a) marketable direct obligations issued or unconditionally guaranteed by the United States government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition thereof, (b) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within one year from the date of acquisition thereof and, at the time of acquisition, having the highest rating generally obtainable from either S&P or Moody's, (c) commercial paper maturing no more than one year from the date of creation thereof and, at the time of acquisition, having a rating of A-1 or higher from S&P or P-1 or higher from Moody's, and (d) certificates of deposit or bankers' acceptances maturing within one year from the date of acquisition thereof issued by any lender.

                  "Citibank" means Citibank, N.A.

                  "Closing Date" means the date this Agreement is executed and the documents referred to in Section 3.01 are delivered to the Agents, which shall be July 14, 2000 or such other date as may be agreed upon by the Borrower and the Agents.

                  "Code" means the Internal Revenue Code of 1986, as amended.

                  "Commitment" has the meaning specified in Section 2.01.

                  "Commitment Termination Date" means, with respect to any Lender, the date that occurs 364 days from the Closing Date, or such later date to which the Commitment Termination Date of such Lender may be extended from time to time pursuant to Section 2.16 (or if any such date is not a Business Day, the next preceding Business Day).

                  "Committed Borrowing" means a borrowing consisting of simultaneous Committed Advances of the same Type made on the same day pursuant to the same Notice of Borrowing by each of the Lenders pursuant to Section 2.01(b).

                  "Compliance Certificate" means a certificate substantially in the form of Exhibit F hereto, delivered to the Lenders by the Borrower pursuant to Section 5.01(b)(iii).

                  "Convert," "Conversion" and "Converted" each refers to a conversion of Advances of one Type into Advances of another Type pursuant to
Section 2.09.

                  "Daily Margin" means, for any date of determination, for the designated Level, Utilization Ratio applicable to such date of determination and Type of Advance, the following interest rates per annum:

                                  Daily Margin when
                              Utilization Ratio is equal      Daily Margin when Utilization
                              to or less than 0.50:1.00      Ratio is greater than 0.50:1.00
                             ----------------------------   ---------------------------------
                                   TYPE OF ADVANCE                   TYPE OF ADVANCE
                             ----------------------------   ---------------------------------
                              Base Rate      Eurodollar       Base Rate         Eurodollar
                               Advance      Rate Advance       Advance         Rate Advance
                             -----------   --------------   -------------    ----------------
                  Level 1        0%            .370%              0%               .495%
                  Level 2        0%            .400%              0%               .525%
                  Level 3        0%            .500%              0%               .625%
                  Level 4        0%            .675%              0%               .800%
                  Level 5        0%            .875%              0%              1.125%

         For purposes of this definition, (a) "Utilization Ratio" means, as of any date of determination, the ratio of (1) the aggregate outstanding principal amount of all Advances as of such date to (2) the aggregate amount of all Commitments in effect as of such date (whether used or unused), (b) if any change in the rating established by S&P, Moody's or Fitch with respect to Long-Term Debt shall result in a change in the Level, the change in the Daily Margin shall be effective as of the date on which such rating change is publicly announced, and (c) if the ratings established by any two of S&P, Moody's or Fitch with respect to Long-Term Debt are unavailable for any reason for any day, then the applicable level for such day shall be deemed to be Level 5 (or, if the Requisite Lenders consent in writing, such other Level as may be reasonably determined by the Requisite Lenders from a rating with respect to Long-Term Debt for such day established by another rating agency reasonably acceptable to the Requisite Lenders).

                  "Debt" means (i) indebtedness for borrowed money or for the deferred purchase price of property or services, (ii) obligations as lessee under Capital Leases, (iii) obligations under guarantees in respect of indebtedness or in respect of obligations of others of the kinds referred to in clause (i) or (ii) above, (iv) liabilities in respect of unfunded vested benefits under Single Employer Plans, and (v) Withdrawal Liability incurred under ERISA by the Borrower or any of its ERISA Affiliates to any Multi-employer Plans.

                  "Designated Bidder" means (i) an Eligible Assignee or (ii) a special purpose corporation which is engaged in making, purchasing or otherwise investing in commercial loans in the ordinary course of its business and that issues (or the parent of which issues) commercial paper rated at least "Prime 1" by Moody's or "A-1" by S&P or a comparable rating from the successor or either of them, in either case, (w) is organized under the laws of the United States or any State thereof, (x) shall have become a party hereto pursuant to Section 8.07(d), (e) and (f), (y) is not otherwise a Lender and (z) shall have been consented to by the Borrower, which consent shall not be unreasonably withheld.

                  "Designation Agreement" means a designation agreement entered into by a Lender (other than a Designated Bidder) and a Designated Bidder, and accepted by the Administrative Agent, in substantially the form of Exhibit J hereto.

                  "Documentation Agent" means Wachovia.

                  "Dollars" and the sign "$" each means lawful money of the United States of America.

                  "Domestic Lending Office" means, with respect to any Lender, the office of such Lender specified as its "Domestic Lending Office" opposite its name on Schedule I hereto or in the Assignment and Acceptance pursuant to which it became a Lender, or such other office of such Lender as such Lender may from time to time specify to the Borrower and the Agents.

                  "EBITDA" means, for any period, consolidated net income plus provision for taxes of the Borrower and its Subsidiaries (excluding extraordinary, unusual, or nonrecurring gains or losses), plus interest expense of the Borrower and its Subsidiaries, plus depreciation expense of the Borrower and its Subsidiaries, plus amortization of intangibles of the Borrower and its Subsidiaries, as determined on a consolidated basis in conformity with GAAP; provided that to the extent that during such period the Borrower or any of its Subsidiaries has acquired or disposed of a business or businesses in an amount for any transaction or series of related transactions exceeding $15,000,000, such calculations shall be made as if such acquisition or disposition took place on the first day of such period (on a pro forma basis for the portion of such period prior to the date of such acquisition (or after the date of such disposition) and on an actual basis for the portion of such period after the date of such acquisition (or before the date of such disposition)).

                  "Eligible Assignee" means (i) a commercial bank organized under the laws of the United States, or any state thereof, and having a combined capital and surplus of at least $100,000,000; (ii) a commercial bank organized under the laws of any other country which is a member of the Organization for Economical Cooperation and Development (the "OECD"), or a political subdivision of any such country and having a combined capital and surplus of at least $100,000,000, provided that such bank is acting through a branch or agency located in the country in which it is organized or another country which is also a member of the OECD; and (iii) any Person engaged in the business of lending and that is an Affiliate of a Lender or of a Person of which a Lender is a Subsidiary.

                  "Environmental Law" means any and all statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or other governmental restrictions of any federal, state or local governmental authority within the United States or any State or territory thereof and which relate to the environment or the release of any materials into the environment.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

                  "ERISA Affiliate" means any Person who for purposes of Title IV of ERISA is a member of the Borrower's controlled group, or under common control with the Borrower, within the meaning of Section 4001(a)(14) of ERISA.

                  "ERISA Event" means (i) the occurrence of a reportable event, within the meaning of Section 4043 of ERISA, unless the 30-day notice requirement with respect thereto has been waived by the PBGC; (ii) the provision by the administrator of any Pension Plan of a notice of intent to terminate such Pension Plan pursuant to Section 4041(a)(2) of ERISA (including any such notice with respect to a plan amendment referred to in Section 4041(e) of ERISA); (iii) the cessation of operations at a facility in the circumstances described in
Section 4062(e) of ERISA; (iv) the withdrawal by the Borrower or an ERISA Affiliate from a Multiple Employer Plan during a plan year for which it was a substantial employer, as defined in Section 4001(a)(2) of ERISA; (v) the failure by the Borrower or any ERISA Affiliate to make a payment to a Pension Plan required under Section 302(f)(1) of ERISA, which Section imposes a lien for failure to make required payments; (vi) the adoption of an amendment to a Pension Plan requiring the provision of security to such Pension Plan, pursuant to Section 307 of ERISA; or (vii) the institution by the PBGC of proceedings to terminate a Pension Plan, pursuant to Section 4042 of ERISA, or the occurrence of any event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, a Pension Plan.

                  "Eurocurrency Liabilities" has the meaning assigned to that term in Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

                  "Eurodollar Lending Office" means, with respect to any Lender, the office of such Lender specified as its "Eurodollar Lending Office" opposite its name on Schedule I hereto or in the Assignment and Acceptance pursuant to which it became a Lender (or, if no such office is specified, its Domestic Lending Office), or such other office of such Lender as such Lender may from time to time specify to the Borrower and the Administrative Agent.

                  "Eurodollar Rate Advance" means a Committed Advance which bears interest as provided in Section 2.07(b) and/or a Bid Advance which bears interest based on the Adjusted Eurodollar Rate as provided in Section 2.03(a).

                  "Eurodollar Rate Reserve Percentage" for any Interest Period for any Eurodollar Rate Advance means the reserve percentage applicable during such Interest Period (or if more than one such percentage shall be so applicable, the daily average of such percentages for those days in such Interest Period during which any such percentage shall be so applicable) under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirements (including, without limitation, any emergency, supplemental or other marginal reserve requirement) for member banks in the Federal Reserve System with respect to liabilities or assets consisting of or including Eurocurrency Liabilities having a term equal to such Interest Period.

                  "Events of Default" has the meaning specified in Section 6.01.

                  "Existing Credit Agreement" means the Credit Agreement dated as of July 24, 1996 among Borrower, the lenders named therein and Citicorp USA, Inc., as agent, as amended to the date hereof.

                  "Federal Funds Rate" means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

                  "Fitch" means Fitch Investment Service, Inc. and any successor thereto.

                  "Fixed Rate" means, for the period for each Fixed Rate Advance comprising part of the same Bid Borrowing, the fixed interest rate per annum determined for such Advance, as provided in Section 2.03(a).

                  "Fixed Rate Advance" means a Bid Advance which bears interest as a fixed rate per annum determined as provided in Section 2.03(a).

                  "Funded Debt" means outstanding Debt of the Borrower and its Subsidiaries of the kind described in clauses (i), (ii) and (iii) of the definition of Debt.

                  "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the date of determination.

                  "Hostile Acquisition" means the acquisition of the capital stock or other equity interests of a Person (the "Target") through a tender offer or similar solicitation of the owners of such capital stock or other equity interests which has not been approved (prior to such acquisition) by resolutions of the Board of Directors of the Target or by similar action if the Target is not a corporation and as to which such approval has not been withdrawn.

                  "Insufficiency" means, with respect to any Pension Plan, the amount, if any, of its unfunded benefit liabilities, as defined in Section 4001(a)(18) of ERISA.

                  "Interest Period" means, for each Eurodollar Rate Advance comprising part of the same Borrowing, the period commencing on the date of such Eurodollar Rate Advance, or on the date of continuation of such Advance as a Eurodollar Rate Advance upon expiration of successive Interest Periods applicable thereto, or on the date of Conversion of a Base Rate Advance into a Eurodollar Rate Advance, and ending on the last day of the period selected by the Borrower pursuant to the provisions below. The duration of each such Interest Period shall be one, two, three or six months, as the Borrower may select in the Notice of Borrowing or the Notice of Conversion/Continuation for such Advance; provided, however, that:

                  (i) the Borrower may not select any Interest Period which ends after the earliest Commitment Termination Date of any Lender then in effect;

                  (ii) Interest Periods commencing on the same date for Advances comprising part of the same Borrowing shall be of the same duration; and

                  (iii) whenever the last day of any Interest Period would otherwise occur on a day other than a Business Day, the last day of such Interest Period shall be extended to occur on the next succeeding Business Day, provided, that if such extension would cause the last day of such Interest Period to occur in the next following calendar month, the last day of such Interest Period shall occur on the next preceding Business Day.

                  "Lenders" means the Banks listed on the signature pages hereof and each Eligible Assignee that shall become a party hereto pursuant to Section
8.07 and, except when used in reference to a Committed Advance, a Committed Borrowing, a Commitment or a related term, each Designated Bidder.

                  "Level" means Level 1, Level 2, Level 3, Level 4 or Level 5 as the case may be.

                  "Level 1" means that, as of any date of determination, the Borrower's Long-Term Debt rating is equal to or higher than at least two of the following: A- from S&P, A3 from Moody's and/or A- from Fitch.

                  "Level 2" means that, as of any date of determination, the Borrower's Long-Term Debt rating is equal to at least two of the following: BBB+ from S&P, Baa1 from Moody's and/or BBB+ from Fitch.

                  "Level 3" means that, as of any date of determination, the Borrower's Long-Term Debt rating is equal to at least two of the following: BBB from S&P, Baa2 from Moody's and/or BBB from Fitch.

                  "Level 4" means that, as of any date of determination, the Borrower's Long-Term Debt rating is equal to at least two of the following: BBB-from S&P, Baa3 from Moody's and/or BBB- from Fitch.

                  "Level 5" means that none of the criteria of Level 1, Level 2, Level 3 or Level 4 are satisfied.

                  "Lien" means any lien, mortgage, pledge, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement and any lease in the nature thereof).

                  "Loan Documents" means this Agreement and the related documents.

                  "Long-Term Debt" means senior, unsecured, long term debt securities of the Borrower.

                  "Margin Stock" has the meaning assigned to that term in Regulation U promulgated by the Board of Governors of the Federal Reserve System, as in effect from time to time.

                  "Material Subsidiary" means any Subsidiary of the Borrower having total assets in excess of $10,000,000.

                  "Moody's" means Moody's Investors Service, Inc.

                  "Multiemployer Plan" means a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA to which the Borrower or any ERISA Affiliate of the Borrower is making, or is obligated to make, contributions or has within any of the preceding six plan years been obligated to make or accrue contributions.

                  "Multiple Employer Plan" means a single employer plan, as defined in Section 4001(a)(15) of ERISA, which (i) is maintained for employees of the Borrower or an ERISA Affiliate and at least one Person other than the Borrower and its ERISA Affiliates or (ii) was so maintained and in respect of which the Borrower or an ERISA Affiliate could have liability under Section 4063, 4064 or 4069 of ERISA in the event such plan has been or were to be terminated.

                  "Net Income" means net income in accordance with GAAP.

                  "Net Worth" means minority interests, preferred stock and common stock and other equity, as shown on the consolidated balance sheet of the Borrower and its Subsidiaries; provided that there shall be excluded from the calculation of Net Worth any unrealized gains or losses (net of taxes) on securities available for sale.

                  "Notice of Bid Borrowing" has the meaning specified in Section 2.03(a).

                  "Notice of Borrowing" means a Notice of Committed Borrowing or a Notice of Bid Borrowing, as the case may be.

                  "Notice of Committed Borrowing" has the meaning specified in
Section 2.02(a).

                  "Notice of Conversion/Continuation" has the meaning specified in Section 2.09(a).

                  "Payment Office" means the principal office of CUSA, located on the date hereof at 2 Penn's Way, Suite 200, New Castle, Delaware 19720 (or such other place as the Administrative Agent may designate by notice to the Borrower and the Lenders from time to time).

                  "PBGC" means the U.S. Pension Benefit Guaranty Corporation.

                  "Pension Plan" means a Single Employer Plan or a Multiple Employer Plan or both.

                  "Person" means an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

                  "Potential Event of Default" means a condition or event which, after notice or lapse of time or both, would constitute an Event of Default if that condition or event were not cured or removed within any applicable grace or cure period.

                  "Reference Banks" means, B of A, Citibank and Wachovia.

                  "Register" has the meaning specified in Section 8.07(g).

                  "Requisite Lenders" means at any time Lenders holding at least 66-2/3% of the then aggregate unpaid principal amount of the Committed Advances held by Lenders, or, if no such principal amount is then outstanding, Lenders having at least 66-2/3% of the Commitments (provided that, for purposes hereof, neither the Borrower, nor any of its Affiliates, if a Lender, shall be included in (i) the Lenders holding such amount of the Committed Advances or having such amount of the Commitments or (ii) determining the aggregate unpaid principal amount of the Committed Advances or the total Commitments).

                  "S&P" means Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies.

                  "SEC" means the Securities and Exchange Commission and any successor agency.

                  "Single Employer Plan" means a single employer plan, as defined in Section 4001(a)(15) of ERISA, which (i) is maintained for employees of the Borrower or any ERISA Affiliate and no Person other than the Borrower and its ERISA Affiliates or (ii) was so maintained and in respect of which the Borrower or an ERISA Affiliate could have liability under Section 4062 or 4069 of ERISA in the event such plan has been or were to be terminated.

                  "Subsidiary" of any Person means any corporation, association, partnership or other business entity of which at least 50% of the total voting power of shares of stock or other securities entitled to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person or a combination thereof.

                  "Syndication Agent" means Bank of America, N.A.

                  "Swaps" means, with respect to any Person, payment obligations with respect to interest rate swaps, currency swaps and similar obligations obligating such Person to make payments, whether periodically or upon the happening of a contingency.

                  "Termination Date" means, with respect to any Lender, the earlier of (i) the Commitment Termination Date of such Lender and (ii) the date of termination in whole of the Commitments of all Lenders pursuant to Section
2.05 or 6.01.

                  "Total Utilization of Commitments" means at any date of determination the sum of (i) the aggregate principal amount of all Committed Advances outstanding at such date plus (ii) the aggregate principal amount of all Bid Advances outstanding at such date.

                  "Type" means, with reference to an Advance, a Base Rate Advance, a Eurodollar Rate Advance, or a Fixed Rate Advance.

                  "Withdrawal Liability" has the meaning given such term under
Part I of Subtitle E of Title IV of ERISA.

                  SECTION 1.02 COMPUTATION OF TIME PERIODS. In this Agreement in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding".

                  SECTION 1.03 ACCOUNTING TERMS. All accounting terms not specifically defined herein shall be construed in accordance with GAAP. All computations determining compliance with financial covenants or terms, including definitions used therein, shall be prepared in accordance with generally accepted accounting principles in effect at the time of the preparation of, and in conformity with those used to prepare, the financial statements delivered to the Lenders pursuant to Section 4.01(e). If at any time the computations for determining compliance with financial covenants or provisions relating thereto utilize generally accepted accounting principles different than those then being utilized in the financial statements being delivered to the Lenders, such financial statements shall be accompanied by a reconciliation statement.

                                   ARTICLE II

                        AMOUNTS AND TERMS OF THE ADVANCES

                  SECTION 2.01 THE COMMITTED ADVANCES.

                  (a) Each Lender severally agrees, on the terms and conditions hereinafter set forth, to make Committed Advances to the Borrower from time to time on any Business Day during the period from the Closing Date to but excluding the Termination Date, as in effect for such Lender, in an aggregate principal amount at any one time outstanding not to exceed the amount set opposite such Lender's name on Schedule II hereof or, if such Lender has entered into any Assignment and Acceptance set forth for such Lender in the Register maintained by the Administrative Agent pursuant to Section 8.07(c), as such amount may be, as such amount may be reduced pursuant to Section 2.05 (such Lender's "Commitment"), provided that the aggregate amount of the Commitments of the Lenders shall be deemed used from time to time to the extent of the aggregate amount of the Bid Advances and such deemed use of the aggregate amount of the Commitments shall be applied to the Lenders ratably according to their respective Commitments (such deemed use of the aggregate amount of the Commitments resulting from the Bid Advances being the "Bid Reduction"); provided further that (i) in no event shall the aggregate principal amount of Committed Advances from any Lender outstanding at any time exceed its Commitment then in effect and (ii) the Total Utilization of Commitments shall not exceed the aggregate Commitments then in effect.

                  (b) Each Committed Borrowing shall be in an aggregate amount not less than $5,000,000 or a multiple of $1,000,000 in excess thereof and shall consist of Committed Advances of the same Type made on the same day by the Lenders ratably according to their respective Commitments. Within the limits of each Lender's Commitment, the Company may from time to time borrow, prepay pursuant to Section 2.06(c) and reborrow under this Section 2.01.

                  SECTION 2.02 MAKING THE COMMITTED ADVANCES.

                  (a) Each Committed Borrowing shall be made on notice, given not later than (x) 11:00 A.M. (New York City time) on the date of a proposed Committed Borrowing consisting of Base Rate Advances and (y) 11:00 A.M. (New York City time) on the third Business Day prior to the date of a proposed Committed Borrowing consisting of Eurodollar Rate Advances, by the Borrower to the Administrative Agent, which shall give to each Lender prompt notice thereof by telecopier, telex or cable. Each such notice of a Committed Borrowing (a "Notice of Committed Borrowing") shall be by telecopier, confirmed immediately in writing, in substantially the form of Exhibit A hereto, specifying therein the requested (i) date of such Committed Borrowing, (ii) Type of Committed Advances comprising such Committed Borrowing, (iii) aggregate amount of such Committed Borrowing, and (iv) in the case of a Committed Borrowing comprised of Eurodollar Rate Advances, the initial Interest Period for each such Committed Advance. The Borrower may, subject to the conditions herein provided, borrow more than one Committed Borrowing on any Business Day. Each Lender shall, before 2:00 P.M. (New York City time) in the case of a Committed Borrowing consisting of Base Rate Advances and before 11:00 A.M. (New York City time) in the case of a Committed Borrowing consisting of Eurodollar Rate Advances, in each case on the date of such Committed Borrowing, make available for the account of its Applicable Lending Office to the Administrative Agent at its address referred to in Section 8.02, in same day funds, such Lender's ratable portion of such Committed Borrowing. After the Administrative Agent's receipt of such funds and upon fulfillment of the applicable conditions set forth in Article III, the Administrative Agent will make such funds available to the Borrower at the Administrative Agent's aforesaid address.

                  (b) Anything in subsection (a) above to the contrary notwithstanding,

                           (i) the Borrower may not select Eurodollar Rate
                  Advances for any Committed Borrowing or with respect to the Conversion or continuance of any Committed Borrowing if the aggregate amount of such Committed Borrowing or such Conversion or continuance is less than $5,000,000;

                           (ii) there shall be no more than five Interest
                  Periods relating to Committed Borrowings consisting of Eurodollar Rate Advances outstanding at any time;

                           (iii) if any Lender shall, at least one Business Day
                  before the date of any requested Committed Borrowing, notify the Administrative Agent that the introduction of or any change in or in the interpretation of any law or regulation makes it unlawful, or that any central bank or other governmental authority asserts that it is unlawful, for such Lender or its Eurodollar Lending Office to perform its obligations hereunder to make Eurodollar Rate Advances or to fund or maintain Eurodollar Rate Advances hereunder, the Commitment of such Lender to make Eurodollar Rate Advances or to Convert all or any portion of Base Rate

                  Advances shall forthwith be suspended until the Administrative Agent shall notify the Borrower that such Lender has determined that the circumstances causing such suspension no longer exist and such Lender's then outstanding Eurodollar Rate Advances, if any, shall be Base Rate Advances; to the extent that such affected Eurodollar Rate Advances become Base Rate Advances, all payments of principal that would have been otherwise applied to such Eurodollar Rate Advances shall be applied instead to such Lender's Base Rate Advances; provided that if Requisite Lenders are subject to the same illegality or assertion of illegality, then the right of the Borrower to select Eurodollar Rate Advances for such Committed Borrowing or any subsequent Committed Borrowing or to Convert all or any portion of Base Rate Advances shall forthwith be suspended until the Administrative Agent shall notify the Borrower that the circumstances causing such suspension no longer exist, and each Committed Advance comprising such Committed Borrowing shall be a Base Rate Advance;

                           (iv) if fewer than two Reference Banks furnish timely
                  information to the Administrative Agent for determining the Adjusted Eurodollar Rate for any Eurodollar Rate Advances comprising any requested Committed Borrowing, the right of the Borrower to select Eurodollar Rate Advances for such Committed Borrowing or any subsequent Committed Borrowing shall be suspended until the Administrative Agent shall notify the Borrower and the Lenders that the circumstances causing such suspension no longer exist, and each Advance comprising such Committed Borrowing shall be made as a Base Rate Advance; and

                           (v) if the Requisite Lenders shall, at least one
                  Business Day before the date of any requested Committed Borrowing, notify the Administrative Agent that the Adjusted Eurodollar Rate for Eurodollar Rate Advances comprising such Committed Borrowing will not adequately reflect the cost to such Requisite Lenders of making, funding or maintaining their respective Eurodollar Rate Advances for such Committed Borrowing, the right of the Borrower to select Eurodollar Rate Advances for such Committed Borrowing or any subsequent Committed Borrowing shall be suspended until the Administrative Agent shall notify the Borrower and the Lenders that the circumstances causing such suspension no longer exist, and each Committed Advance comprising such Committed Borrowing shall be made as a Base Rate Advance.

                  (c) Each Notice of Committed Borrowing shall be irrevocable and binding on the Borrower. In the case of any Committed Borrowing which the related Notice of Committed Borrowing specifies is to be comprised of Eurodollar Rate Advances, the Borrower shall indemnify each Lender against any loss, cost or expense incurred by such Lender by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund the Advance to be made by such Lender as part of such Committed Borrowing or by reason of the termination of hedging or other similar arrangements, in each case when such Advance is not made on such date (other than by reason of (i) a breach of a Lender's obligations hereunder or (ii) a suspension of Eurodollar Rate Advances under clauses (iii), (iv) or (v) of paragraph (b) of this Section 2.02), including without limitation, as a result of any failure to fulfill on or before the date specified in such Notice of Committed Borrowing for such Committed Borrowing the applicable conditions set forth in Article III.

                  (d) Unless the Administrative Agent shall have received notice from a Lender prior to the date of any Committed Borrowing that such Lender will not make available to the Administrative Agent such Lender's ratable portion of such Committed Borrowing, the Administrative Agent may assume that such Lender has made such portion available to the Administrative Agent on the date of such Committed Borrowing in accordance with subsection (a) of this
Section 2.02 and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent that such Lender shall not have so made such ratable portion available to the Administrative Agent, such Lender and the Borrower severally agree to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Administrative Agent, at (i) in the case of the Borrower, the interest rate applicable at the time to Advances comprising such Committed Borrowing and (ii) in the case of such Lender, the Federal Funds Rate. If such Lender shall repay to the Administrative Agent such corresponding amount, such amount so repaid shall constitute such Lender's Advance as part of such Committed Borrowing for purposes of this Agreement.

                  (e) The failure of any Lender to make the Advance to be made by it as part of any Committed Borrowing shall not relieve any other Lender of its obligation, if any, hereunder to make its Advance on the date of such Borrowing, but no Lender shall be responsible for the failure of any other Lender to make the Advance to be made by such other Lender on the date of any Committed Borrowing.

                  SECTION 2.03 MAKING THE BID ADVANCES.

                  (a) Each Lender severally agrees that the Borrower may make Bid Borrowings in Dollars under this Section 2.03 from time to time on any Business Day during the period from the Closing Date until the date occurring one month prior to the Termination Date, in the manner set forth below; provided that, after giving effect to the making of each Bid Borrowing, the Total Utilization of Commitments shall not exceed the aggregate Commitments then in effect and the aggregate amount of the Bid Advances of all Lenders then outstanding shall not exceed the aggregate Commitments then in effect.

                           (i) The Borrower may request a Bid Borrowing under
                  this Section 2.03 by delivering to the Bid Agent, by telecopier, telex or cable, confirmed immediately in writing, a notice of a Bid Borrowing (a "Notice of Bid Borrowing"), in substantially the form of Exhibit B hereto, specifying the date and aggregate amount of the proposed Bid Borrowing, the maturity date for repayment of each Bid Advance to be made as part of such Bid Borrowing (which maturity date may not be earlier than the date occurring thirty (30) days (in the case of Fixed Rate Advances) or one (1) month (in the case of Eurodollar Rate Advances) after the date of such Bid Borrowing, or in any case later than the Termination Date), whether the Lenders should offer to make Fixed Rate Advances or Eurodollar Rate Advances, the interest payment date or dates relating thereto, and any other terms to be applicable to such Bid Borrowing, not later than 10:00 A.M. (New York City time)
                  (A) at least one (1) Business Day prior to the date of a proposed Bid Borrowing consisting of Fixed Rate Advances and
                  (B) at least four (4) Business Days prior to the date of a proposed Bid Borrowing consisting of Eurodollar Rate Advances. The Bid Agent shall in turn promptly notify each Lender of each request for a Bid Borrowing received by it from the Borrower by sending such Lender a copy of the related Notice of Bid Borrowing.

                           (ii) Each Lender may, if, in its sole discretion, it
                  elects to do so, irrevocably offer to make one or more Bid Advances to the Borrower as part of such proposed Bid Borrowing at a Fixed Rate or Rates or a margin or margins relative to the Adjusted Eurodollar Rate, as requested by the Borrower. Each Lender electing to make such an offer shall do so by notifying the Bid Agent (which shall give prompt notice thereof to the Borrower), before 10:00 A.M. (New York City time) (A) the date of such proposed Bid Borrowing, in the case of a Notice of Bid Borrowing delivered pursuant to clause (A) of paragraph (i) above and (B) three (3) Business Days before the date of such proposed Bid Borrowing, in the case of a Notice of Bid Borrowing delivered pursuant to clause (B) of paragraph (i) above, of the amount of each Bid Advance which such Lender would be willing to make as part of such proposed Bid Borrowing (which amount may, subject to the proviso to the first sentence of this Section 2.03(a), exceed such Lender's Commitment, if any), the Fixed Rate or Rates or margin or margins relative to the Adjusted Eurodollar Rate, as requested by the Borrower, which such Lender would be willing to accept for such Bid Advance and such Lender's Applicable Lending Office with respect to such Bid Advance; provided that if the Bid Agent in its capacity as a Lender, or any affiliate of the Bid Agent in its capacity as a Lender, shall, in its sole discretion, elect to make any such offer, it shall notify the Borrower of such offer before 9:00 A.M. (New York City time) on the date on which notice of such election is to be given to the Bid Agent by the other Lenders.

                           (iii) The Borrower, in turn, (A) before 12:00 P.M.
                  (New York City time) the date of such proposed Bid Borrowing, in the case of a Notice of Bid Borrowing delivered pursuant to clause (A) of paragraph (i) above and (B) before 12:00 Noon (New York City time) three (3) Business Days before the date of such proposed Bid Borrowing, in the case of a Notice of Bid Borrowing delivered pursuant to clause (B) of paragraph (i) above, either

                           (x) cancel such Bid Borrowing by giving the Bid Agent
                  notice to that effect, or

                           (y) accept one or more of the offers made by any
                  Lender or Lenders pursuant to paragraph (ii) above, in its sole discretion, by giving notice to the Bid Agent of the amount of each Bid Advance to be made by each Lender as part of such Bid Borrowing, and reject any remaining offers made by Lenders pursuant to paragraph (ii) above by giving the Bid Agent notice to that effect; provided that acceptance of offers may only be made on the basis of ascending rates for Bid Borrowings of the same Type and duration; and provided further that the Borrower may not accept offers in excess of the aggregate amount requested in the Notice of Bid Borrowing; and provided further still if offers are made by two or more Lenders for the same Type of Bid Borrowing for the same duration and with the same rate of interest, in an aggregate amount which is greater than the amount requested, such offers shall be accepted on a pro rata basis in proportion to the amount of the offer made by each such Lender.

                           (iv) If the Borrower notifies the Bid Agent that such
                  Bid Borrowing is cancelled pursuant to paragraph (iii)(x) above, the Bid Agent shall give prompt notice thereof to the Lenders and such Bid Borrowing shall not be made.

                           (v) If the Borrower accepts (which acceptance may not
                  be revoked) one or more of the offers made by any Lender or Lenders pursuant to paragraph (iii)(y) above, the Bid Agent shall in turn promptly notify (A) each Lender that has made an offer as described in paragraph (ii) above, of the date and aggregate amount of such Bid Borrowing and whether or not any offer or offers made by such Lender pursuant to paragraph (ii) above have been accepted by the Borrower, (B) each Lender that is to make a Bid Advance as part of such Bid Borrowing, of the amount of each Bid Advance to be made by such Lender as part of such Bid Borrowing, and (C) each Lender that is to make a Bid Advance as part of such Bid Borrowing, upon receipt, that the Bid Agent has received forms of documents appearing to fulfill the applicable conditions set forth in Article III.

                  (b) Each Lender that is to make a Bid Advance as part of a Bid Borrowing shall, before 1:00 P.M. (New York City time) on the date of such Bid Borrowing specified in the Notice of Bid Borrowing relating thereto, make available for the account of its Applicable Lending Office to the Bid Agent at such account maintained at the Payment Office for Dollars as shall have been notified by the Bid Agent to the Lenders prior thereto and in same day funds, such Lender's portion of such Bid Borrowing. Upon fulfillment of the applicable conditions set forth in Article III and after receipt by the Bid Agent of such funds, the Bid Agent will make such funds available to the Borrower requesting a Bid Advance at the aforesaid applicable Payment Office. Promptly after each Bid Borrowing the Bid Agent will notify each Lender of the amount of the Bid Borrowing, the consequent Bid Reduction and the dates upon which such Bid Reduction commenced and will terminate. The Borrower shall indemnify each Lender which is to make a Bid Advance (as a result of the acceptance by the Borrower of one or more offers by such Lender) as part of a Bid Borrowing against any loss, cost or expense incurred by such Lender by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund the Bid Advance to be made by such Lender as part of such Bid Borrowing or by reason of the termination of hedging or other similar arrangements, in each case when such Bid Advance is not made on such date (other than by reason of a breach of a Lender's obligations hereunder), including without limitation, as a result of any failure to fulfill on or before the date specified in such notice of Bid Borrowing for such Bid Borrowing the applicable conditions set forth in Article III.

                  (c) Each Bid Borrowing shall be in an aggregate principal amount of not less than $5,000,000 with increments of $1,000,000 and, following the making of each Bid Borrowing, the Borrower and each Lender shall be in compliance with the limitations set forth in the proviso to the first sentence of subsection (a) above.

                  (d) Within the limits and on the conditions set forth in this Section 2.03, the Borrower may from time to time borrow under this Section 2.03, repay or prepay pursuant to subsection (e) below, and reborrow under this
Section 2.03; provided that a Notice of Bid Borrowing shall not be given within seven (7) Business Days of the date of any other Notice of Bid Borrowing.

                  (e) The Borrower shall repay to the Bid Agent for the account of each Lender which has made, or holds the right to repayment of, a Bid Advance to such Borrower on the maturity date of each Bid Advance (such maturity date being that specified by the Borrower for repayment of such Bid Advance in the related Notice of Bid Borrowing delivered pursuant to subsection (a)(i) above) the then unpaid principal amount of such Bid Advance. The Borrower shall not have the right to prepay any principal amount of any Bid Advance unless, and then only on the terms, specified by the Borrower for such Bid Advance in the related Notice of Bid Borrowing delivered pursuant to subsection (a)(i) above.

                  (f) The Borrower shall pay interest on the unpaid principal amount of each Bid Advance from the date of such Bid Advance to the date the principal amount of such Bid Advance is repaid in full, at the rate of interest for such Bid Advance specified by the Lender making such Bid Advance in its notice with respect thereto delivered pursuant to subsection (a)(ii) above, payable on the interest payment date or dates specified by the Borrower for such Bid Advance in the related Notice of Bid Borrowing delivered pursuant to subsection (a)(i) above; provided that any principal amount of any Bid Rate Advance which is not paid when due (whether at stated maturity, by acceleration or otherwise) shall bear interest from the date on which such amount is due until such amount is paid in full, payable on demand, at a rate per annum equal at all times to (A) until the scheduled maturity date of such Bid Advance, the greater of (x) 2% per annum above the Base Rate in effect from time to time and
(y) 2% per annum above the rate per annum required to be paid on such amount immediately prior to the date on which such amount became due, and (B) from and after the scheduled maturity date of such Bid Advance, 2% per annum above the Base Rate in effect from time to time.

                  SECTION 2.04 FEES.

                  (a) Facility Fees. The Borrower agrees to pay to the Administrative Agent for the account of each Lender (other than the Designated Bidders) a facility fee on such Lender's daily average Commitment, whether used or unused (and without giving effect to any Bid Reduction), from the Closing Date in the case of each Lender and from the effective date specified in the Assignment and Acceptance pursuant to which it became a Lender in the case of each other Lender until the Termination Date of such Lender, payable quarterly in arrears on the last day of each March, June, September and December during the term of such Lender's Commitment, commencing September 30, 2000, and on the Termination Date of such Lender, in an amount equal to the product of (i) such Lender's daily average Commitment, whether used or unused and without giving effect to any Bid Reduction, in effect during the period for which such payment that is to be made times (ii) the weighted average rate per annum that is derived from the following rates: (a) a rate of 0.08% per annum with respect to each day during such period that the ratings with respect to Long-Term Debt were at Level 1, (b) a rate of 0.10% per annum with respect to each day during such period that such ratings were at Level 2, (c) a rate of 0.125% per annum with respect to each day during such period that such ratings were at Level 3, (d) a rate of 0.20% per annum with respect to each day during such period that such ratings were at Level 4, (e) at the rate of 0.375% per annum with respect to each day during such period that such ratings were at Level 5. If any change in the rating established by S&P, Moody's or Fitch with respect to Long-Term Debt shall result in a change in the Level, the change in the commitment fee shall be effective as of the date on which such rating change is publicly announced. If the ratings established by any two of S&P, Moody's or Fitch with respect to Long-Term Debt are unavailable for any reason for any day, then the applicable level for purposes of calculating the commitment fee for such day shall be deemed to be Level 5 (or, if the Requisite Lenders consent in writing, such other Level as may be reasonably determined by the Requisite Lenders from a rating with respect to Long-Term Debt for such day established by another rating agency reasonably acceptable to the Requisite Lenders).

                  (b) Bid Advance Administration Fee. The Borrower agrees to pay the Bid Agent for its own account a handling fee of $3,500 in connection with each request for a Bid Advance pursuant to Section 2.03.

                  (c) Agents' Fees. The Borrower agrees to pay to each of SSBI and CUSA the fees payable to each such Agent pursuant to the fee letter dated as of April 17, 2000 among the Borrower, SSBI and CUSA in the amount and at the times specified in such letter.

                  SECTION 2.05 TERMINATION AND REDUCTION OF THE COMMITMENTS.

                  (a) Mandatory Termination. In the event that a mandatory prepayment in full of the Advances is required by the Requisite Lenders pursuant to Section 2.06(b) (whether or not there are Advances outstanding), the Commitments of the Lenders shall immediately terminate.

                  (b) Optional Reductions. The Borrower shall have the right, upon at least three (3) Business Days' notice to the Administrative Agent, to terminate in whole or reduce ratably in part the unused portions of the respective Commitments of the Lenders; provided that (i) each partial reduction shall be in the aggregate amount of $5,000,000 or a multiple of $1,000,000 in excess thereof, and (ii) the aggregate amount of the Commitments of the Lenders shall not be reduced to an amount which is less than the Total Utilization of Commitments.

                  (c) No Reinstatement. Once so reduced or terminated pursuant to this Section 2.05, the Commitments of the Lenders shall not be reinstated.

                  SECTION 2.06 REPAYMENT AND PREPAYMENT OF ADVANCES.

                  (a) Mandatory Repayment on Certain Date. The Borrower shall repay the outstanding principal amount of each Committed Advance made by each Lender on the Termination Date of such Lender, and (ii) each Bid Advance at the maturity date specified in the Notice of Bid Borrowing.

                  (b) Mandatory Prepayment in Certain Events. If any one of the following events shall occur from and after the Closing Date:

                           (i) any Person or Persons acting in concert shall
                  acquire beneficial ownership of more than 40% of the Borrower's voting stock; or

                           (ii) during any period of up to 12 months,
                  individuals who at the beginning of such period were directors of the Borrower shall cease to constitute a majority of the Borrower's board of directors; or

                           (iii) any Debt which is outstanding in a principal
                  amount of at least $25,000,000 in the aggregate (but excluding Debt arising under this Agreement) of the Borrower or any of its Subsidiaries (as the case may be) shall be required to be prepaid (other than by a regularly scheduled required prepayment or by a required prepayment of insurance proceeds or by a required prepayment as a result of formulas based on asset sales or excess cash flow), redeemed, purchased or defeased, or an offer to prepay, redeem, purchase or defease such Debt shall be required to be made, in each case prior to the stated maturity thereof (other than as set forth in Section 6.01(d));

         then, and in any such event, if the Administrative Agent shall have received notice from the Requisite Lenders that they elect to have the Advances prepaid in full and the Administrative Agent shall have provided notice to the Borrower that the Advances are to be prepaid in full, the Borrower shall immediately prepay in full the Advances, together with interest accrued to the date of prepayment and reimburse the Lenders in respect thereof pursuant to Section 8.04(b).

                  (c)      Voluntary Prepayments of Committed Borrowings.

                           (i) The Borrower shall have no right to prepay any
                  principal amount of any Advances other than as provided in this subsection (c).

                           (ii) The Borrower may, upon notice to the
                  Administrative Agent no later than 11:00 A.M. (New York time)
                  (i) on the date the Borrower proposes to prepay Advances in the case of Base Rate Advances and (ii) at least two (2) Business Days' notice to the Administrative Agent in the case of Eurodollar Rate Advances, stating the proposed date and aggregate principal amount of the prepayment, and if such notice is given the Borrower shall, prepay the outstanding principal amounts of the Advances comprising part of the same Committed Borrowing in whole or ratably in part; provided, however, that (x) each partial prepayment shall be in an aggregate principal amount not less than $5,000,000 and multiples of $1,000,000 in excess thereof, and (y) in the case of any such prepayment of any Eurodollar Rate Advance, the Borrower shall pay all accrued interest to the date of such prepayment on the portion of such Eurodollar Rate Advance being prepaid and shall be obligated to reimburse the Lenders in respect thereof pursuant to Section 8.04(b).

                  (d) No Prepayment of Bid Borrowings. The Borrower shall have no right to prepay any principal amount of any Bid Advances.

                  SECTION 2.07 INTEREST ON COMMITTED ADVANCES. The Borrower shall pay to each Lender interest accrued on the principal amount of each Committed Advance outstanding from time to time from the date of such Advance until such principal amount shall be paid in full, at the following rates per annum:

                  (a) Base Rate Advances. If such Committed Advance is a Base Rate Advance, a rate per annum equal at all times to (i) the Base Rate in effect from time to time plus (ii) the Applicable Margin, if any, payable quarterly in arrears on the last day of each March, June, September and December during the term of this Agreement, commencing September 30, 2000, and on the Termination Date of the applicable Lender; provided that any amount of principal, interest, fees and other amounts payable under this Agreement (including, without limitation, the principal amount of Base Rate Advances, but excluding the principal amount of Eurodollar Rate Advances) which is not paid when due (whether at stated maturity, by acceleration or otherwise) shall bear interest from the date on which such amount is due until such amount is paid in full, payable on demand, at a rate per annum equal at all times to 2% per annum above the Base Rate in effect from time to time.

                  (b) Eurodollar Rate Advances. If such Committed Advance is a Eurodollar Rate Advance, a rate per annum equal at all times during the Interest Period for such Advance to the sum of (i) the Adjusted Eurodollar Rate for such Interest Period plus (ii) the Applicable Margin, payable in arrears on the last day of such Interest Period and, if such Interest Period has a duration of more than three months, on the day which occurs during such Interest Period three months from the first day of such Interest Period; provided that any principal amount of any Eurodollar Rate Advance which is not paid when due (whether at stated maturity, by acceleration or otherwise) shall bear interest from the date on which such amount is due until such amount is paid in full, payable on demand, at a rate per annum equal at all times to (A) during the Interest Period applicable to such Eurodollar Rate Advance, the greater of (x) 2% per annum above the Base Rate in effect from time to time and (y) 2% per annum above the rate per annum required to be paid on such amount immediately prior to the date on which such amount became due and (B) after the expiration of such Interest Period, 2% per annum above the Base Rate in effect from time to time.

                  SECTION 2.08 INTEREST RATE DETERMINATION. (a) Each Reference Bank agrees to furnish to the Administrative Agent timely information for the purpose of determining each Adjusted Eurodollar Rate. If any one or more of the Reference Banks shall not furnish such timely information to the Administrative Agent for the purpose of determining any such interest rate, the Administrative Agent shall determine such interest rate on the basis of timely information furnished by the remaining Reference Banks, subject to Section 2.02(b)(iv).

                  (b) The Administrative Agent shall give prompt notice to the Borrower and the Lenders of the applicable interest rate determined by the Administrative Agent for purposes of Section 2.07(a) or 2.07(b), and the applicable rate, if any, furnished by each Reference Bank for the purpose of determining the applicable interest rate under Section 2.07(b).

                  SECTION 2.09 VOLUNTARY CONVERSION OR CONTINUATION OF COMMITTED ADVANCES.

                  (a) The Borrower may on any Business Day, upon notice given to the Administrative Agent not later than 12:00 noon (New York City time) on the third Business Day prior to the date of the proposed Conversion or continuance (a "Notice of Conversion/Continuation"), in substantially the form of Exhibit I hereto, and subject to the provisions of Section 2.02(b), (1) Convert all Committed Advances of one Type comprising the same Committed Borrowing into Advances of another Type and (2) upon the expiration of any Interest Period applicable to Committed Advances which are Eurodollar Rate Advances, continue all (or, subject to Section 2.02(b), any portion of) such Advances as Eurodollar Rate Advances and the succeeding Interest Period(s) of such continued Advances shall commence on the last day of the Interest Period of the Advances to be continued; provided, however, that any Conversion of any Eurodollar Rate Advances into Base Rate Advances shall be made on, and only on, the last day of an Interest Period for such Eurodollar Rate Advances. Each such Notice of Conversion/Continuation shall, within the restrictions specified above, specify (i) the date of such continuation or Conversion, (ii) the Committed Advances (or, subject to Section 2.02(b), any portion thereof) to be continued or Converted, (iii) if such continuation is of, or such Conversion is into, Eurodollar Rate Advances, the duration of the Interest Period for each such Committed Advance, and (iv) in the case of a continuation of or a Conversion into a Eurodollar Rate Advance, that no Potential Event of Default or Event of Default has occurred and is continuing.

                  (b) If upon the expiration of the then existing Interest Period applicable to any Committed Advance which is a Eurodollar Rate Advance, the Borrower shall not have delivered a Notice of Conversion/Continuation in accordance with this Section 2.09, then such Advance shall upon such expiration automatically be Converted to a Base Rate Advance.

                  (c) After the occurrence of and during the continuance of a Potential Event of Default or an Event of Default, the Borrower may not elect to have an Advance be made or continued as, or Converted into, a Eurodollar Rate Advance after the expiration of any Interest Period then in effect for that Advance.

                  SECTION 2.10 INCREASED COSTS.

                  (a) If, due to either (i) the introduction of or any change (other than any change by way of imposition or increase of reserve requirements in the case of Eurodollar Rate Advances included in the Eurodollar Rate Reserve Percentage) in or in the interpretation of any law or regulation or
(ii) the compliance with any guideline or request from any central bank or other governmental authority (whether or not having the force of law), there shall be any increase in the cost to any Lender of agreeing to make or making, funding or maintaining Eurodollar Rate Advances, then the Borrower shall from time to time, upon demand by such Lender (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Lender additional amounts sufficient to compensate such Lender for such increased cost. A reasonably detailed certificate as to the amount and manner of calculation of such increased cost, submitted to the Borrower and the Administrative Agent by such Lender, shall be conclusive and binding for all purposes, absent manifest error.

                  (b) If any Lender (other than Designated Bidders) determines that compliance with any law or regulation or any guideline or request from any central bank or other governmental authority (whether or not having the force of law) affects or would affect the amount of capital required or expected to be maintained by such Lender or any corporation controlling such Lender and that the amount of such capital is increased by or based upon the existence of such Lender's commitment to lend hereunder and other commitments of this type, then, upon demand by such Lender (with a copy of such demand to the Administrative Agent), the Borrower shall immediately pay to the Administrative Agent for the account of such Lender, from time to time as specified by such Lender, additional amounts sufficient to compensate such Lender or such corporation in the light of such circumstances, to the extent that such Lender reasonably determines such increase in capital to be allocable to the existence of such Lender's commitment to lend hereunder. A reasonably detailed certificate as to such amounts and the manner of calculation thereof submitted to the Borrower and the Administrative Agent by such Lender shall be conclusive and binding for all purposes, absent manifest error.

                  (c) If a Lender shall change its Applicable Lending Office, such Lender shall not be entitled to receive any greater payment under Sections 2.10 and 2.12 than the amount such Lender would have been entitled to receive if it had not changed its Applicable Lending Office, unless such change was made at the request of the Borrower or at a time when the circumstances giving rise to such greater payment did not exist.

                  SECTION 2.11 PAYMENTS AND COMPUTATIONS.

                  (a) The Borrower shall make each payment hereunder not later than 1:00 P.M. (New York City time) on the day when due in Dollars to the Administrative Agent at its address referred to in Section 8.02 in same day funds. Subject to the immediately succeeding sentence, the Administrative Agent will promptly thereafter cause to be distributed like funds relating to the payment of principal or interest or commitment fees ratably (other than amounts payable pursuant to Section 2.10 or 2.12 or, to the extent the Termination Date is not the same for all Lenders, pursuant to Section 2.06(a)) to the Lenders for the account of their respective Applicable Lending Offices, and like funds relating to the payment of any other amount payable to any Lender to such Lender for the account of its Applicable Lending Office, in each case to be applied in accordance with the terms of this Agreement. Upon receipt of principal or interest paid after an Event of Default and an acceleration or a deemed acceleration of amounts due hereunder, the Administrative Agent will promptly thereafter cause to be distributed like funds relating to the payment of principal or interest ratably in accordance with each Lender's outstanding Advances (other than amounts payable pursuant to Section 2.10 or 2.12) to the Lenders for the account of their respective Applicable Lending Offices. Upon its acceptance of an Assignment and Acceptance and recording of the information contained therein in the Register pursuant to Section 8.07(c), from and after the effective date specified in such Assignment and Acceptance, the Administrative Agent shall make all payments hereunder in respect of the interest assigned thereby to the Lender assignee thereunder, and the parties to such Assignment and Acceptance shall make all appropriate adjustments in such payments for periods prior to such effective date directly between themselves.

                  (b) All computations of interest based on the Base Rate shall be made by the Administrative Agent on the basis of a year of 365 or 366 days, as the case may be, and all computations of interest based on the Adjusted Eurodollar Rate, the Federal Funds Rate or the Fixed Rate and of commitment fees shall be made by the Administrative Agent on the basis of a year of 360 days, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or such fees are payable. Each determination by the Administrative Agent of an interest rate hereunder shall be conclusive and binding for all purposes, absent manifest error.

                  (c) Whenever any payment hereunder shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or commitment fee, as the case may be; provided, however, if such extension would cause payment of interest on or principal of Eurodollar Rate Advances to be made in the next following calendar month, such payment shall be made on the next preceding Business Day.

                  (d) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Lenders hereunder that the Borrower will not make such payment in full, the Administrative Agent may assume that the Borrower has made such payment in full to the Administrative Agent on such date and the Administrative Agent may, in reliance upon such assumption, cause to be distributed to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent that the Borrower shall not have so made such payment in full to the Administrative Agent, each Lender shall repay to the Administrative Agent forthwith on demand such amount distributed to such Lender together with interest thereon, for each day from the date such amount is distributed to such Lender until the date such Lender repays such amount to the Administrative Agent, at the Federal Funds Rate.

                  SECTION 2.12 TAXES.

                  (a) Any and all payments by the Borrower hereunder shall be made, in accordance with Section 2.10, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding (i) in the case of each Lender and each Agent, taxes imposed on its income, and franchise taxes imposed on it, by the jurisdiction under the laws of which such Lender or such Agent (as the case may be) is organized or any political subdivision thereof or in which its principal office is located, (ii) in the case of each Lender taxes imposed on its net income, and franchise taxes imposed on it, by the jurisdiction of such Lender's Applicable Lending Office or any political subdivision thereof and (iii) in the case of each Lender and each Agent, taxes imposed by the United States by means of withholding at the source if and to the extent that such taxes shall be in effect and shall be applicable on the date hereof in the case of each Bank and on the effective date of the Assignment and Acceptance pursuant to which it became a Lender in the case of each other Lender, on payments to be made to the Agents or such Lender's Applicable Lending Office (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder to any Lender or either Agent, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.12) such Lender or such Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and (iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

                  (b) In addition, the Borrower agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from the execution, delivery or registration of, or otherwise with respect to, this Agreement (hereinafter referred to as "Other Taxes").

                  (c) The Borrower will indemnify each Lender and each Agent for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 2.12) paid by such Lender or such Agent (as the case may be) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. This indemnification shall be made within 30 days from the date such Lender or such Agent (as the case may be) makes written demand therefor.

                  (d) Within 30 days after the date of any payment of Taxes, the Borrower will furnish to the Administrative Agent, at its address referred to in Section 8.02, the original or a certified copy of a receipt evidencing payment thereof.

                  (e) Each Lender organized under the laws of a jurisdiction outside the United States, on or prior to the date of its execution and delivery of this Agreement in the case of each Bank and on the date of the Assignment and Acceptance pursuant to which it becomes a Lender in the case of each other Lender, and from time to time thereafter if requested in writing by the Borrower (but only so long as such Lender remains lawfully able to do so), shall provide the Borrower with Internal Revenue Service form W-8BEN or W-8EC1, as appropriate, or any successor form prescribed by the Internal Revenue Service, to establish that such Lender is not subject to United States withholding tax with respect to any payments to such Lender of interest payable under this agreement. If the form provided by a Lender at the time such Lender first becomes a party to this Agreement indicates a United States interest withholding tax rate in excess of zero, withholding tax at such rate shall be considered excluded from "Taxes" as defined in Section 2.12(a).

                  (f) For any period with respect to which a Lender has failed to provide the Borrower with the appropriate form described in Section 2.12(e) (other than if such failure is due to a change in law occurring subsequent to the date on which a form originally was required to be provided, or if such form otherwise is not required under the first sentence of subsection
(e) above), such Lender shall not be entitled to indemnification under Section 2.11(a) with respect to Taxes imposed by the United States; provided, however, that should a Lender become subject to Taxes because of its failure to deliver a form required hereunder, the Borrower shall, at the expense of such Lender, take such steps as the Lender shall reasonably request to assist the Lender to recover such Taxes.

                  (g) Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in this Section 2.12 shall survive the payment in full of principal and interest hereunder.

                  SECTION 2.13 SHARING OF PAYMENTS, ETC. If any Lender shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of the Advances made by it (other than pursuant to Section 2.10 or 2.12 or, to the extent the Termination Date is not the same for all Lenders, pursuant to Section 2.06(a)) in excess of its ratable share of payments on account of the Committed Advances obtained by all the Lenders, such Lender shall forthwith purchase from the other Lenders such participations in the Committed Advances made by them as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Lender, such purchase from each Lender shall be rescinded and such Lender shall repay to the purchasing Lender the purchase price to the extent of such recovery together with an amount equal to such Lender's ratable share (according to the proportion of (i) the amount of such Lender's required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section 2.13 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation.

                  SECTION 2.14 EVIDENCE OF DEBT.

                  (a) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Advance owing to such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

                  (b) The Register maintained by the Administrative Agent pursuant to Section 8.07(g) shall include a control account, and a subsidiary account for each Lender, in which accounts (taken together) shall be recorded
(i) the date, amount and tenor, as applicable, of each Borrowing, the Type of Advances comprising such Borrowing and the Interest Period applicable thereto,
(ii) the terms of each Assignment and Acceptance delivered to and accepted by it, (iii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder, and (iv) the amount of any sum received by the Administrative Agent from the Borrower hereunder and each Lender's share thereof.

                  (c) The entries made in the Register shall be conclusive and binding for all purposes, absent manifest error.

                  (d) If, in the opinion of any Lender, a promissory note or other evidence of debt is required, appropriate or desirable to reflect or enforce the indebtedness of the Borrower resulting from the Committed Advances or Bid Advances, made or to be made, by such Lender to the Borrower, then, upon request of such Lender, the Borrower shall promptly execute and deliver to such Lender a promissory note substantially in the form of Exhibit G in the case of Committed Advances and Exhibit H in the case of Bid Advances, payable to the order of such Lender in an amount up to the maximum amount of Committed Advances or Bid Advances, as the case may be, payable or to be payable by such Borrower to the Lender from time to time hereunder.

                  SECTION 2.15 USE OF PROCEEDS.

                  (a) Advances shall be used by the Borrower for commercial paper backup and for general corporate purposes; provided that proceeds of Advances and proceeds of commercial paper as to which this Agreement provides backup shall not be used for any Hostile Acquisition.

                  (b) No portion of the proceeds of any Advances under this Agreement shall be used by the Borrower or any of its Subsidiaries in any manner which might cause the Advances or the application of such proceeds to violate, or require any Lender to make any filing or take any other action under, Regulation U, Regulation T, or Regulation X of the Board of Governors of the Federal Reserve System or any other regulation of such Board or to violate the Securities Exchange Act of 1934, in each case as in effect on the date or dates of such Advances and such use of proceeds.

                  SECTION 2.16 EXTENSION OF THE COMMITMENT TERMINATION DATE. (a) The Borrower may, no earlier than 50 days and not later than 30 days prior to the then effective Commitment Termination Date (as it may be extended from time to time pursuant hereto), and in any event not earlier than the Borrower's delivery to the Lenders of the audited financial statements referred to in
Section 5.01(b)(ii) for the then most recently ended fiscal year, request in writing that the Commitment Termination Date be extended for an additional 364 days. After the Borrower's request, each Lender may, in its sole discretion, consent or not consent to such extension by giving written notice thereof to the Administrative Agent within 21 days after receipt of an Extension Request. Each Lender's annual decision as to whether to extend the Commitment Date shall be based, in part, on a new credit analysis utilizing then current information in respect of the Company's business, financial condition and operations and other information furnished by the Borrower. Failure of any Lender to respond on or before such 21 day period shall be deemed to be a refusal of such request by such Lender. The Administrative Agent shall promptly notify each Lender and the Borrower of any Lender's decision to reject the proposed extension.

                  (b) If, in accordance with the provisions of this Section 2.16, a Lender consents to the extension to the Commitment Termination Date, the Commitment Termination Date for such Lender shall be extended for 364 days from the then current Commitment Termination Date, without any further action by the Borrower or such Lender.

                  (c) If any Lender does not consent to a request for an extension of the Commitment Termination Date, or is deemed not to have consented to the requested extension, and the Commitment Termination Date has been extended for the other Lender(s): (i) the Borrower may, prior to the end of the non-extended Commitment Termination Date, terminate such Lender's Commitment under this Agreement upon payment in full of principal and interest on all Advances made by such Lender together with such other sums, if any, that may be due by reason of such prepayment and any fees owing to such Lender and, in connection with such termination, the Borrower may replace such non-consenting Lender with a New Lender or increase the Commitment of an existing Lender, in each case pursuant to Section 8.09 and (ii) if this Borrower has not previously terminated such non-consenting Lender's Commitment under this Agreement and paid principal and interest on the Advances held by such non-consenting Lender and other amounts due to such non-consenting Lender as provided above, then such principal and interest and other amounts due to such non-consenting Lender shall be due and payable on the non-extended Commitment Termination Date and the Commitment Termination Date shall not be extended in so far as such non-consenting Lender is concerned.

                  SECTION 2.17 SUBSTITUTION OF LENDERS. If any Lender requests compensation from the Borrower under Section 2.10(a) or (b) or Section 2.12 or if any Lender declines to extend its Commitment Termination Date pursuant to
Section 2.16, the Borrower shall have the right, with the assistance of the Agents, to seek one or more Eligible Assignees (which may be one or more of the Lenders) reasonably satisfactory to the Agents and the Borrower to purchase the Advances and assume the Commitments of such Lender, and the Borrower, the Agents, such Lender, and such Eligible Assignees shall execute and deliver an appropriately completed Assignment and Acceptance pursuant to Section 8.07(a) hereof to effect the assignment of rights to and the assumption of obligations by such Eligible Assignees; provided that (i) such requesting Lender shall be entitled to compensation under Section 2.10 and 2.12 for any costs incurred by it prior to its replacement, (ii) no Event of Default, or event which with the giving of notice or lapse of time or both would be an Event of Default, has occurred and is continuing, (iii) the Borrower has satisfied all of its obligations under the Loan Documents relating to such Lender, including without limitation obligations, if any, under Section 8.04(b), and (iv) the Borrower shall have paid the Administrative Agent a $3,000 administrative fee if such replacement Lender is not an existing Lender.

                                  ARTICLE III

                     CONDITIONS OF EFFECTIVENESS AND LENDING

                  SECTION 3.01 CONDITIONS PRECEDENT TO EFFECTIVENESS. The Closing Date shall be deemed to have occurred when this Agreement shall have been executed and delivered by the parties hereto and (a) the Administrative Agent shall have received the following, each dated the Closing Date or within two days prior to the Closing Date unless otherwise indicated, and each in form and substance satisfactory to the Administrative Agent unless otherwise indicated and in sufficient copies for each Lender:

                           (i) Copies of resolutions of the Board of Directors
                  of Borrower approving this Agreement, and of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Agreement, certified as of a recent date prior to the Closing Date.

                           (ii) A certificate of the Secretary or an Assistant
                  Secretary of Borrower certifying the names and true signatures of the officers of Borrower authorized to sign this Agreement and the other documents to be delivered by Borrower hereunder.

                           (iii) Certified copies of Borrower's Certificate of
                  Incorporation, together with good standing certificates from the Secretary of State of the State of Delaware and the jurisdiction of Borrower's principal place of business, each to be dated a recent date prior to the Closing Date;

                           (iv) Copies of the Borrower's Bylaws, certified as of
                  the Closing Date by its Secretary or an Assistant Secretary;

                           (v) Executed originals of this Agreement and the
                  other documents to be delivered by Borrower hereunder;

                           (vi) A favorable opinion of the General Counsel of
                  the Borrower, substantially in the form of Exhibit D hereto;

                           (vii) A favorable opinion of O'Melveny & Myers LLP,
                  counsel for the Agents, substantially in the form of Exhibit E hereto; and

                           (viii) A certificate of an authorized officer of the
                  Borrower to the effect that since March 31, 2000, there has been no material adverse change in the operations, business or financial or other condition or properties of the Borrower and its Subsidiaries.

                           (ix) Evidence of (i) the absence of any indebtedness
                  of the Borrower under the Existing Credit Agreement (including Borrowings and accrued interest), (ii) the payment of fees payable, if any, by the Borrower under the Existing Credit Agreement and (iii) consent to the termination of the Existing Credit Agreement on the Closing Date by any party thereto which is not a party hereto.

                  (b)      the Agents shall have received the fees set forth in
Section 2.04(c) if such fees are payable to the Agents and the Banks on or prior to the Closing Date; and

                  (c) the Administrative Agent shall have received such other approvals, opinions or documents as the Requisite Lenders through the Administrative Agent may reasonably request.

                  SECTION 3.02 CONDITIONS PRECEDENT TO EACH COMMITTED BORROWING ADVANCE. The obligation of each Lender to make a Committed Advance on the occasion of a Committed Borrowing (including the initial Committed Borrowing) shall be subject to the further conditions precedent that (x) the Administrative Agent shall have received a Notice of Committed Borrowing with respect thereto in accordance with Section 2.02 and (y) on the date of such Borrowing (a) the following statements shall be true (and each of the giving of the applicable Notice of Borrowing and the acceptance by the Borrower of the proceeds of such Borrowing shall constitute a representation and warranty by the Borrower that on the date of such Borrowing such statements are true):

                           (i) The representations and warranties of the
                  Borrower contained in Section 4.01 excluding those contained in paragraph (e) thereof are correct on and as of the date of such Borrowing, before and after giving effect to such Borrowing and to the application of the proceeds therefrom, as though made on and as of such date, except to the extent that any such representation or warranty expressly relates only to an earlier date, in which case they were correct as of such earlier date; and

                           (ii) No event has occurred and is continuing, or
                  would result from such Borrowing or from the application of the proceeds therefrom, which constitutes an Event of Default, or a Potential Event of Default;

and (b) the Agents shall have received such other approvals, opinions or documents as the Requisite Lenders through the Agents may reasonably request.

                  SECTION 3.03 CONDITIONS PRECEDENT TO EACH BID BORROWING. The obligation of each Lender to make a Bid Advance on the occasion of a Bid Borrowing (including the initial Bid Borrowing) shall be subject to the further conditions precedent that (x) the Administrative Agent shall have received a Notice of Bid Borrowing with respect thereto in accordance with Section 2.03 and
(y) on the date of such Borrowing the following statements shall be true (and each of the giving of the applicable Notice of Bid Borrowing and the acceptance by the Borrower of the proceeds of such Borrowing shall constitute a representation and warranty by the Borrower that on the date of such Borrowing such statements are true):

                           (i) The representations and warranties of the
                  Borrower contained in Section 4.01 are correct on and as of the date of such Borrowing, before and after giving effect to such Borrowing and to the application of the proceeds therefrom, as though made on and as of such date, except to the extent that any such representation or warranty expressly relates only to an earlier date, in which case they were correct as of such earlier date; and

                           (ii) No event has occurred and is continuing, or
                  would result from such Borrowing or from the application of the proceeds therefrom, which constitutes an Event of Default, or a Potential Event of Default.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

                  SECTION 4.01 REPRESENTATIONS AND WARRANTIES OF THE BORROWER. The Borrower represents and warrants as follows:

                  (a) Due Organization, etc. Each of the Borrower and its Material Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation. Each of the Borrower and its Material Subsidiaries is qualified to do business in and are in good standing under the laws of each jurisdiction in which failure to be so qualified would have a material adverse effect on the Borrower and its Subsidiaries, taken as a whole.

                  (b) Due Authorization, etc. The execution, delivery and performance by the Borrower of this Agreement and the other Loan Documents are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action, and do not contravene (i) the Borrower's Certificate of Incorporation or (ii) applicable law or any material contractual restriction binding on or affecting the Borrower.

                  (c) Governmental Consent. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Borrower of this Agreement and the other Loan Documents.

                  (d) Validity. This Agreement is the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, subject to the effect of applicable bankruptcy, insolvency, arrangement, moratorium and other similar laws affecting creditors' rights generally and to the application of general principles of equity.

                  (e) Condition of the Borrower. (i) The consolidated balance sheet of the Borrower and its Subsidiaries as at December 31, 1999, and the related consolidated statements of income and retained earnings of the Borrower and its Subsidiaries for the fiscal year then ended and (ii) the consolidated balance sheet of the Borrower and its Subsidiaries as at March 31, 2000, and the related consolidated statements of income and retained earnings of the Borrower and its Subsidiaries for the fiscal quarter then ended, in each case fairly present the financial condition of the Borrower and its Subsidiaries as at such date and the results of the operations of Borrower and its Subsidiaries for the period ended on such date, all in accordance with GAAP consistently applied, and, as of the Closing Date, there has been no material adverse change in the business, condition (financial or otherwise), operations or properties of the Borrower and its Subsidiaries, taken as a whole, since March 31, 2000, other than as disclosed in the Borrower's press release dated June 28, 2000 regarding operating results for its second fiscal quarter and projected operating results for fiscal year 2000.

                  (f) Litigation. (i) There is no pending action or proceeding against the Borrower or any of its Subsidiaries before any court, governmental agency or arbitrator, and (ii) to the knowledge of the Borrower, there is no pending or threatened action or proceeding affecting the Borrower or any of its Subsidiaries before any court, governmental agency or arbitrator, which in either case, in the reasonable judgment of the Borrower, could reasonably be expected to materially adversely affect the financial condition or operations of the Borrower and its Subsidiaries, taken as a whole, or with respect to actions of third parties which purports to affect the legality, validity or enforceability of this Agreement. The Borrower has disclosed the existence of certain pending litigation in filings with the SEC that are publicly available as of the date of this Agreement.

                  (g) Margin Regulations. The Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U issued by the Board of Governors of the Federal Reserve System), and no proceeds of any Advance will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock in any manner that violates, or would cause a violation of, Regulation T, Regulation U or Regulation X. Less than 25 percent of the fair market value of the assets of (i) the Borrower or
(ii) the Borrower and its Subsidiaries consists of Margin Stock.

                  (h) Payment of Taxes. The Borrower and each of its Subsidiaries have filed or caused to be filed all material tax returns (federal, state, local and foreign) required to be filed and paid all material amounts of taxes shown thereon to be due, including interest and penalties, except for such taxes as are being contested in good faith and by proper proceedings and with respect to which appropriate reserves are being maintained by the Borrower or any such Subsidiary, as the case may be.

                  (i) Governmental Regulation. The Borrower is not subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act or the Investment Company Act of 1940, each as amended, or to any Federal or state statute or regulation limiting its ability to incur indebtedness for money borrowed. No Subsidiary of the Borrower is subject to any regulation that would limit the ability of the Borrower to enter into or perform its obligations under this Agreement.

                  (j)      ERISA.

                           (i) No ERISA Event which might result in liability of
                  the Borrower or any of its ERISA Affiliates in excess of $10,000,000 (or, in the case of an event described in clause
                  (v) of the definition of ERISA Event, $750,000) (other than for premiums payable under Title IV of ERISA) has occurred or is reasonably expected to occur with respect to any Pension Plan.

                           (ii) Schedule B (Actuarial Information) to the most
                  recently completed annual report prior to the Closing Date (Form 5500 Series) for each Pension Plan, copies of which have been filed with the Internal Revenue Service and furnished to the Agents, is complete and, to the best knowledge of the Borrower, accurate, and since the date of such Schedule B there has been no material adverse change in the funding status of any such Pension Plan.

                           (iii) Neither the Borrower nor any ERISA Affiliate
                  has incurred, or, to the best knowledge of the Borrower, is reasonably expected to incur, any Withdrawal Liability to any Multiemployer Plan which has not been satisfied or which is or might be in excess of $10,000,000.

                           (iv) Neither the Borrower nor any ERISA Affiliate has
                  been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization or has been terminated, within the meaning of Title IV of ERISA, and, to the best knowledge of the Borrower, no Multiemployer Plan is reasonably expected to be in reorganization or to be terminated within the meaning of Title IV of ERISA.

                  (k) Environmental Matters. (i) The Borrower and each of its Subsidiaries is in compliance in all material respects with all Environmental Laws the non-compliance with which could reasonably be expected to have a material adverse effect on the financial condition or operations of the Borrower and its Subsidiaries, taken as a whole, and (ii) there has been no "release or threatened release of a hazardous substance" (as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601 et seq.) or any other release, emission or discharge into the environment of any hazardous or toxic substance, pollutant or other materials from the Borrower's or its Subsidiaries' property other than as permitted under applicable Environmental Law and other than those which would not have a material adverse effect on the financial condition or operations of the Borrower and its Subsidiaries, taken as a whole. Other than disposals (A) for which the Borrower has been indemnified in full or (B) which would not have a material adverse effect on the financial condition or operations of the Borrower and its Subsidiaries, taken as a whole, all "hazardous waste" (as defined by the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 et seq. (1976) and the regulations thereunder, 40 CFR Part 261 ("RCRA")) generated at the Borrower's or any Subsidiaries' properties have in the past been and shall continue to be disposed of at sites which maintain valid permits under RCRA and any applicable state or local Environmental Law.

                  (l) Disclosure. As of the Closing Date, to the best of the Borrower's knowledge, no representation or warranty of the Borrower or any of its Subsidiaries contained in this Agreement or any other Loan Document or in any other document, certificate or written statement furnished to the Banks by or on behalf of the Borrower or any of its Subsidiaries contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained in such agreements, documents, certificates and statements not misleading in light of the circumstances in which the same were made.

                                    ARTICLE V

                            COVENANTS OF THE BORROWER

                  SECTION 5.01 AFFIRMATIVE COVENANTS. So long as any Advance shall remain unpaid or any Lender shall have any Commitment hereunder, the Borrower will, unless the Requisite Lenders shall otherwise consent in writing:

                  (a) Compliance with Laws, Etc. Comply, and cause each of its Subsidiaries to comply, with all applicable laws, rules, regulations and orders, such compliance to include, without limitation, (i) complying with all Environmental Laws and (ii) paying before the same become delinquent all taxes, assessments and governmental charges imposed upon it or upon its property except to the extent contested in good faith, except where failure to so comply would not have a material adverse effect on the business, condition (financial or otherwise), operations or properties of the Borrower and its Subsidiaries, taken as a whole.

                  (b) Reporting Requirements. Furnish to the Administrative Agent (in sufficient quantity for delivery to each Lender) for prompt distribution by the Administrative Agent to the Lenders and furnish to the Documentation Agent:

                           (i) as soon as available and in any event within 60
                  days after the end of each of the first three quarters of each fiscal year of the Borrower, consolidated balance sheets as of the end of such quarter and consolidated statements of source and application of funds of the Borrower and its Subsidiaries and consolidated statements of income and retained earnings of the Borrower and its Subsidiaries for such quarter and the period commencing at the end of the previous fiscal year and ending with the end of such quarter and certified by the chief financial officer or chief accounting officer of the Borrower;

                           (ii) as soon as available and in any event within 120
                  days after the end of each fiscal year of the Borrower, a copy of the annual audit report for such year for the Borrower and its Subsidiaries, containing financial statements (including a consolidated balance sheet and consolidated statement of income and cash flows of the Borrower and its Subsidiaries) for such year, certified by and accompanied by an opinion of Deloitte & Touche or other nationally recognized independent public accountants. The opinion shall be unqualified (as to going concern, scope of audit and disagreements over the accounting or other treatment of offsets) and shall state that such consolidated financial statements present fairly in all material respects the financial position of the Borrower and its Subsidiaries as at the dates indicated and the results of their operations and cash flow for the periods indicated in conformity with GAAP and that the examination by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards;

                           (iii) together with each delivery of the report of
                  the Borrower and its Subsidiaries pursuant to subsections (i) and (ii) above, a Compliance Certificate for the year executed by the chief financial officer or treasurer of the Borrower demonstrating in reasonable detail compliance during and at the end of such accounting periods with the restrictions contained in Section 5.02(e) and (f) (and setting forth the arithmetical computation required to show such compliance) and stating that the signer has reviewed the terms of this Agreement and has made, or caused to be made under his or her supervision, a review in reasonable detail of the transactions and condition of the Borrower and its Subsidiaries during the accounting period covered by such financial statements and that such review has not disclosed the existence during or at the end of such accounting period, and that the signer does not have knowledge of the existence as at the date of the compliance certificate, of any condition or event that constitutes an Event of Default or Potential Event of Default or, if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action the Borrower has taken, is taking and proposes to take with respect thereto;

                           (iv) as soon as possible and in any event within five
                  days after the occurrence of each Event of Default and each Potential Event of Default, continuing on the date of such statement, a statement of an authorized financial officer of the Borrower setting forth details of such Event of Default or event and the action which the Borrower has taken and proposes to take with respect thereto;

                           (v) promptly after any material change in accounting
                  policies or reporting practices, notice and a description in reasonable detail of such change;

                           (vi) promptly, and in any event within 30 days, after
                  the Borrower or any ERISA Affiliate knows or has reason to know that any ERISA Event referred to in clause (i) of the definition of ERISA Event with respect to any Pension Plan has occurred which might result in liability to the PBGC a statement of the chief accounting officer of the Borrower describing such ERISA Event and the action, if any, that the Borrower or such ERISA Affiliate has taken or proposes to take with respect thereto;

                           (vii) promptly, and in any event within 15 days,
                  after the Borrower or any ERISA Affiliate knows or has reason to know that any ERISA Event (other than an ERISA Event referred to in (vi) above) with respect to any Pension Plan has occurred which might result in liability to the PBGC in excess of $5,000,000, a statement of the chief accounting officer of the Borrower describing such ERISA Event and the action, if any, that the Borrower or such ERISA Affiliate has taken or proposes to take with respect thereto;

                           (viii) promptly, and in any event within five
                  Business Days, after receipt thereof by the Borrower or any ERISA Affiliate from the PBGC, copies of each notice from the PBGC of its intention to terminate any Pension Plan or to have a trustee appointed to administer any Pension Plan;

                           (ix) promptly, and in any event within 15 days, after
                  receipt thereof by the Borrower or any ERISA Affiliate from the sponsor of a Multiemployer Plan, a copy of each notice received by the Borrower or any ERISA Affiliate concerning (w) the imposition of Withdrawal Liability by a Multiemployer Plan in excess of $5,000,000, (x) the determination that a Multiemployer Plan is, or is expected to be, in reorganization within the meaning of Title IV of ERISA, (y) the termination of a Multiemployer Plan within the meaning of Title IV of ERISA or (z) the amount of liability incurred, or expected to be incurred, by the Borrower or any ERISA Affiliate in connection with any event described in clause (w), (x) or (y) above;

                           (x) promptly after the commencement thereof, notice
                  of all material actions, suits and proceedings before any court or government department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting the Borrower or any of its Subsidiaries, of the type described in
                  Section 4.01(f);

                           (xi) promptly after the occurrence thereof, notice of
                  (A) any event which makes any of the representations contained in Section 4.01(k) inaccurate in any material respect or (B) the receipt by the Borrower of any notice, order, directive or other communication from a governmental authority alleging violations of or noncompliance with any Environmental Law which could reasonably be expected to have a material adverse effect on the financial condition of the Borrowers and its Subsidiaries, taken as a whole;

                           (xii) promptly after any change in the rating
                  established by S&P, Moody's or Fitch, as applicable, with respect to Long-Term Debt, a notice of such change, which notice shall specify the new rating, the date on which such change was publicly announced, and such other information with respect to such change as any Lender through either Agent may reasonably request;

                           (xiii) promptly after the sending or filing thereof,
                  copies of all reports which the Borrower sends to any of its public security holders, and copies of all reports and registration statements which the Borrower files with the SEC or any national securities exchange;

                           (xiv) promptly after the Borrower or any ERISA
                  Affiliate creates any employee benefit plan to provide health or welfare benefits (through the purchase of insurance or otherwise) for any retired or former employee of the Borrower or any of its ERISA Affiliates (except as provided in Section 4980B of the Code and except as provided under the terms of any employee welfare benefit plans provided pursuant to the terms of collective bargaining agreements) under the terms of which the Borrower and/or any of its ERISA Affiliates are not permitted to terminate such benefits, a notice detailing such plan; and

                           (xv) such other information respecting the condition
                  or operations, financial or otherwise, of the Borrower or any of its Subsidiaries as any Lender through either Agent may from time to time reasonably request.

                  (c) Corporate Existence, Etc. The Borrower will, and will cause each of its Material Subsidiaries to, at all times preserve and maintain its fundamental business and preserve and keep in full force and effect its corporate existence (except as permitted under Section 5.02(b) hereof) and all rights, franchises and licenses necessary or desirable in the normal conduct of its business; provided, however, that this paragraph (c) shall not apply in any case when, in the good faith business judgment of the Borrower, such preservation or maintenance is neither necessary nor appropriate for the prudent management of the business of the Borrower.

                  (d) Inspection. The Borrower will permit and will cause each of its Subsidiaries to permit any authorized representative designated by any Agents or any Lender at the expense of such Agent or such Lender, to visit and inspect any of the properties of the Borrower or any of its Subsidiaries, including its and their financial and accounting records, and to take copies and to take extracts therefrom, and discuss its and their affairs, finances and accounts with its and their officers and independent public accountants, all during normal hours, upon reasonable notice and as often as may be reasonably requested.

                  (e) Insurance. The Borrower will maintain and will cause each of its Subsidiaries to maintain insurance to such extent and covering such risks as is usual for companies engaged in the same or similar business and on request will advise the Lenders of all insurance so carried.

                  (f) Taxes. The Borrower will and will cause each of its Subsidiaries to pay and discharge, before the same shall become delinquent, (x) all taxes, assessments and governmental charges or levies imposed upon it or upon its property and (y) all lawful claims that, if unpaid, might by law become a lien upon their property; provided, however, that neither the Borrower nor any such Subsidiary shall be required to pay or discharge any such tax, assessment, charge or levy (A) that is being contested in good faith and by proper proceedings and for which appropriate reserves are being maintained, or (B) the failure to pay or discharge which would not have a material adverse effect on the financial condition or operations of the Borrower and its Subsidiaries taken as a whole.

                  (g) Maintenance of Books, Etc. The Borrower will, and will cause each of its Material Subsidiaries to, keep proper books of records and accounts, in which full and correct entries shall be made of all financial transactions and the assets and business of the Borrower and each of its domestic Subsidiaries in accordance with GAAP and with respect to foreign Subsidiaries in accordance with customary accounting standards in the applicable jurisdiction, in each case consistently applied and consistent with prudent business practices.

                  SECTION 5.02 NEGATIVE COVENANTS. So long as any Advance shall remain unpaid or any Lender shall have any Commitment hereunder, without the written consent of the Requisite Lenders:

                  (a) Liens, Etc. The Borrower will not create or suffer to exist, or permit any of its Subsidiaries to create or suffer to exist, any Lien, upon or with respect to any of its properties, whether now owned or hereafter acquired, or assign, or permit any of its Subsidiaries to assign, any right to receive income, in each case to secure or provide for the payment of any Debt of any Person, unless the Borrower's obligations hereunder shall be secured equally and ratably with, or prior to, any such Debt; provided however that the foregoing restriction shall not apply to the following Liens which are permitted:

                           (i) Liens on assets of any Subsidiary of the Borrower
                  existing at the time such Person becomes a Subsidiary (other than any such Lien created in contemplation of becoming a Subsidiary);

                           (ii) Liens on accounts receivable resulting from the
                  sale of such accounts receivable by the Borrower or a Subsidiary of the Borrower, so long as, at any time, the aggregate outstanding amount of cash advanced to the Borrower or such Subsidiary, as the case may be, and attributable to the sale of such accounts receivable does not exceed $300,000,000;

                           (iii) purchase money Liens upon or in any property
                  acquired or held by the Borrower or any Subsidiary in the ordinary course of business to secure the purchase price of such property or to secure Debt incurred solely for the purpose of financing the acquisition of such property (provided that the amount of Debt secured by such Lien does not exceed 100% of the purchase price of such property and transaction costs relating to such acquisition) and Liens existing on such property at the time of its acquisition (other than any such Lien created in contemplation of such acquisition); and the interest of the lessor thereof in any property that is subject to a Capital Lease;

                           (iv) any Lien securing Debt that was incurred prior
                  to or during construction or improvement of property for the purpose of financing all or part of the cost of such construction or improvement, provided that the amount of Debt secured by such Lien does not exceed 100% of the fair market value of such property after giving effect to such construction or improvement;

                           (v) any Lien securing Debt of a Subsidiary owing to
                  the Borrower;

                           (vi) Liens resulting from any extension, renewal or
                  replacement (or successive extensions, renewals or replacements), in whole or in part, of any Debt secured by any Lien referred to in clauses (i), (iii) and (iv) above so long as (x) the aggregate principal amount of such Debt shall not increase as a result of such extension, renewal or replacement and (y) Liens resulting from any such extension, renewal or replacement shall cover only such property which secured the Debt that is being extended, renewed or replaced; and

                           (vii) Liens other than Liens described in clauses (i)
                  through (vi) hereof, whether now existing or hereafter arising, securing Debt in an aggregate amount not exceeding $50,000,000.

                  (b) Restrictions on Fundamental Changes. The Borrower will not, and will not permit any of its Material Subsidiaries to, merge or consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or a substantial portion of its assets (whether now owned or hereafter acquired) to any Person, or enter into any partnership, joint venture, syndicate, pool or other combination, unless no Event of Default or Potential Event of Default has occurred and is continuing or would result therefrom and, in the case of a merger or consolidation of the Borrower, (i) the Borrower is the surviving entity or (ii) the surviving entity assumes all of the Borrower's obligations under this Agreement in a manner satisfactory to the Requisite Lenders.

                  (c) Plan Terminations. The Borrower will not, and will not permit any ERISA Affiliate to, terminate any Pension Plan so as to result in liability of the Borrower or any ERISA Affiliate to the PBGC in excess of $15,000,000, or permit to exist any occurrence of an event or condition which reasonably presents a material risk of a termination by the PBGC of any Pension Plan with respect to which the Borrower or any ERISA Affiliate would, in the event of such termination, incur liability to the PBGC in excess of $15,000,000.

                  (d) Margin Stock. The Borrower will not permit 25% or more of the fair market value of the assets of (i) the Borrower or (ii) the Borrower and its Subsidiaries to consist of Margin Stock.

                  (e) Minimum Net Worth. The Borrower will not permit at any time Net Worth to be less than the sum of (i) 80% of Net Worth as of Closing Date, plus (ii) 25% of Net Income (if a positive number) from the Closing Date to (a) the end of the most recently ended fiscal year or (b), if the date of calculation is after June 30 in any year, the end of the second fiscal quarter in such year, plus (iii) all Additions to Capital from the Closing Date to (a) the end of the most recently ended fiscal year or (b), if the date of calculation is after June 30 in any year, the end of the second fiscal quarter in such year.

                  (f) Maximum Funded Debt Ratio. The Borrower will not permit at any time the ratio of (i) Funded Debt to (ii) EBITDA, for each period consisting of the most recently ended four consecutive fiscal quarters of the Borrower, to exceed 3.00 to 1.00.

                  (g) Swaps. The Borrower will not and will not permit any of its Subsidiaries to create or suffer to exist any Lien upon or in respect to any of its properties, whether now owned or hereafter acquired, or assign any right to receive income, in each case to provide for the payment of any Swaps.

                                   ARTICLE VI

                                EVENTS OF DEFAULT

                  SECTION 6.01 EVENTS OF DEFAULT. If any of the following events ("Events of Default") shall occur and be continuing:

                  (a) The Borrower shall fail to pay any principal of any Advance when the same becomes due and payable or the Borrower shall fail to pay any interest on any Advance or any fees or other amounts payable hereunder within five days of the date due; or

                  (b) Any representation or warranty made or deemed made by the Borrower herein or by the Borrower pursuant to this Agreement (including any notice, certificate or other document delivered hereunder) shall prove to have been incorrect in any material respect when made; or

                  (c) The Borrower shall fail to perform or observe (i) any term, covenant or agreement contained in this Agreement (other than any term, covenant or agreement contained in Section 5.01(b)(iv), 5.01(c) or 5.02) on its part to be performed or observed and the failure to perform or observe such other term, covenant or agreement shall remain unremedied for 30 days after the Borrower obtains knowledge of such breach or (ii) any term, covenant or agreement contained in Section 5.02 and either of the Agents or the Requisite Lenders shall have notified the Borrower that an Event of Default has occurred, or (iii) any term, covenant or agreement contained in Section 5.01(b)(iv) or 5.01(c); or

                  (d) The Borrower or any of its Subsidiaries shall fail to pay any principal of or premium or interest on any Debt which is outstanding in a principal amount of at least $15,000,000 in the aggregate (but excluding Debt arising under this Agreement) of the Borrower or such Subsidiary (as the case may be), when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt; or the Borrower or any of its Subsidiaries shall fail to perform or observe any other agreement, term or condition contained in any agreement or instrument relating to any such Debt (or if any other event or condition of default under any such agreement or instrument shall exist) and such failure, event or condition shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such failure, event or condition is to accelerate, or to permit the acceleration of, the maturity of such Debt; or any such Debt shall be declared to be due and payable as a result of such failure, event or condition; or

                  (e) The Borrower or any of its Material Subsidiaries shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Borrower or any of its Material Subsidiaries seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for a substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it), either such proceeding shall remain undismissed or unstayed for a period of 60 days, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or the Borrower or any of its Material Subsidiaries shall take any corporate action to authorize any of the actions set forth above in this subsection (e); or

                  (f) Any judgment or order for the payment of money in excess of $25,000,000 shall be rendered against the Borrower or any of its Material Subsidiaries and either (i) enforcement proceedings shall have been commenced by any creditor upon a final or nonappealable judgment or order or
(ii) there shall be any period of 10 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect;

                  (g)

                           (i) Any ERISA Event with respect to a Pension Plan
                  shall have occurred and, 30 days after notice thereof shall have been given to the Borrower by either of the Agents, (x) such ERISA Event shall still exist and (y) the sum (determined as of the date of occurrence of such ERISA Event) of the Insufficiency of such Pension Plan and the Insufficiency of any and all other Pension Plans with respect to which an ERISA Event shall have occurred and then exist (or in the case of a Pension Plan with respect to which an ERISA Event described in clause (iii) through (vi) of the definition of ERISA Event shall have occurred and then exist, the liability related thereto) is equal to or greater than $25,000,000; or

                           (ii) The Borrower or any ERISA Affiliate shall have
                  been notified by the sponsor of a Multiemployer Plan that it has incurred an aggregate Withdrawal Liability for all years to such Multiemployer Plan in an amount that, when aggregated with all other amounts then required to be paid to Multiemployer Plans by the Borrower and its ERISA Affiliates as Withdrawal Liability (determined as of the date of such notification), exceeds $25,000,000 and it is reasonably likely that all amounts then required to be paid to Multiemployer Plans by the Borrower and its ERISA Affiliates as Withdrawal Liability will exceed $25,000,000; or

                           (iii) The Borrower or any ERISA Affiliate shall have
                  been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization or is being terminated, within the meaning of Title IV or ERISA, and it is reasonably likely that as a result of such reorganization or termination the aggregate annual contributions of the Borrower and its ERISA Affiliates to all Multiemployer Plans that are then in reorganization or being terminated have been or will be increased over the amounts contributed to such Multiemployer Plans for the plan year of such Multiemployer Plan immediately preceding the plan year in which the reorganization or termination occurs by an amount exceeding $25,000,000;

         then, and in any such event, either of the Agents (i) shall at the request, or may with the consent, of the Requisite Lenders, by notice to the Borrower, declare the obligation of each Lender to make Advances to be terminated, whereupon the same shall forthwith terminate, and
         (ii) shall at the request, or may with the consent, of the Requisite Lenders, by notice to the Borrower, declare the Advances, all interest thereon and all other amounts payable under this Agreement to be forthwith due and payable, whereupon the Advances, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower; provided, however, that in the event of an actual or deemed entry of an order for relief with respect to the Borrower or any of its Subsidiaries under the Bankruptcy Code, (A) the obligation of each Lender to make Advances shall automatically be terminated and (B) the Advances, all such interest and all such amounts shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Borrower.

                                  ARTICLE VII

                                   THE AGENTS

                  SECTION 7.01 AUTHORIZATION AND ACTION. Each Lender hereby appoints and authorizes CUSA to act as Administrative Agent under this Agreement, Wachovia to act as Documentation Agent under this Agreement and B of A to act as Syndication Agent under this Agreement and authorizes each Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to each Agent by the terms hereof, together with such powers as are reasonably incidental thereto. As to any matters not expressly provided for by the Loan Documents (including, without limitation, enforcement or collection of the Advances and other amounts owing hereunder), no Agent shall be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Requisite Lenders, and such instructions shall be binding upon all Lenders; provided, however, that no Agent shall be required to take any action which exposes such Agent to personal liability or which is contrary to any of the Loan Documents or applicable law. Each Agent agrees to give to each Lender prompt notice of each notice given to it by the Borrower pursuant to the terms of the Loan Documents.

                  SECTION 7.02 AGENTS' RELIANCE, ETC. Neither the Agents nor any of their respective directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with any of the Loan Documents, except for its or their own gross negligence or willful misconduct. Without limitation of the generality of the foregoing, the Agents: (i) may treat the payee of any Advance as the holder thereof until the Administrative Agent receives and accepts an Assignment and Acceptance entered into by the Lender which is the payee of such Advance, as assignor, and an Eligible Assignee, as assignee, as provided in Section 8.07;
(ii) may consult with legal counsel (including counsel for the Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (iii) make no warranty or representation to any Lender and shall not be responsible to any Lender for any statements, warranties or representations (whether written or oral) made in or in connection with any of the Loan Documents; (iv) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of any of the Loan Documents on the part of the Borrower or to inspect the property (including the books and records) of the Borrower; (v) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of any of the Loan Documents or any other instrument or document furnished pursuant hereto; and (vi) shall incur no liability under or in respect of any of the Loan Documents by acting upon any notice, consent, certificate or other instrument or writing (which may be by telecopier, telegram, cable or telex) believed by it to be genuine and signed or sent by the proper party or parties.

                  SECTION 7.03 CUSA, B OF A, WACHOVIA AND AFFILIATES. With respect to its respective Commitment and the respective Advances made by it, CUSA, B of A, and Wachovia shall each have the same rights and powers under this Agreement as any other Lender and may exercise the same as though it were not an Agent; and the term "Lender" or "Lenders" shall, unless otherwise expressly indicated, include B of A, Wachovia or CUSA respectively in its individual capacity. B of A, Wachovia or CUSA and their respective affiliates may accept deposits from, lend money to, act as trustee under indentures of, and generally engage in any kind of business (including without limitation the investment banking business) with, the Borrower, any of its subsidiaries and any Person who may do business with or own securities of the Borrower or any such subsidiary, all as if B of A, Wachovia or CUSA, as the case may be was not Agent and without any duty to account therefor to the Lenders.

                  SECTION 7.04 LENDER CREDIT DECISION. Each Lender acknowledges that it has, independently and without reliance upon either the Agents or any other Lender and based on the financial statements referred to in Section 4.01 and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Agents or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement.

                  SECTION 7.05 INDEMNIFICATION. The Lenders (other than the Designated Bidders) agree to indemnify each Agent (to the extent not reimbursed by the Borrower), ratably according to the respective principal amounts of the Committed Advances then held by each of them (or if no such Advances are at the time outstanding or if any such Advances are held by Persons which are not Lenders, ratably according to the respective amounts of their Commitments), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against such Agent in any way relating to or arising out of any of the Loan Documents or any action taken or omitted by such Agent under any of the Loan Documents, provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from any Agent's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender (other than the Designated Bidders) agrees to reimburse each Agent promptly upon demand for its ratable share of any out-of-pocket expenses (including counsel fees) incurred by such Agent in connection with the preparation, execution, delivery, administration, syndication, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, the Loan Documents, to the extent that such Agent is not reimbursed for such expenses by the Borrower.

                  SECTION 7.06 SUCCESSOR AGENT. Each Agent may resign at any time by giving written notice thereof to the Lenders and the Borrower and may be removed at any time with or without cause by the Requisite Lenders. In the case of the Administrative Agent, upon any such resignation or removal, the Requisite Lenders shall have the right to appoint a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Requisite Lenders, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent's giving of notice of resignation or the Requisite Lenders' removal of the retiring Administrative Agent, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent which shall be a commercial bank organized under the laws of the United States of America or of any State thereof or any Bank and, in each case having a combined capital and surplus of at least $50,000,000. Upon the acceptance of any appointment as the Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under the Loan Documents. After any retiring Administrative Agent's resignation or removal hereunder as Administrative Agent, the provisions of this Article VII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under the Loan Documents.

                  SECTION 7.07 SYNDICATION AGENT, DOCUMENTATION AGENT AND ARRANGERS

         Any Lender or Person identified on the facing page, the introduction, the signature pages or in any provision of this Agreement as "syndication agent," "documentation agent" or "arranger" shall have no right, power, obligation, liability, responsibility or duty under this Agreement or any other Loan Document other than in a capacity as a Lender hereunder. Without limiting the foregoing, any Lender so identified as "syndication agent," "documentation agent" or "arranger" shall not have or be deemed to have any fiduciary relationship with any Lender. Each Lender acknowledges that it has not relied, and will not rely, on any Lenders or Persons so identified in deciding to enter into this Agreement or in taking or not taking action hereunder.

                                  ARTICLE VIII

                                  MISCELLANEOUS

                  SECTION 8.01 AMENDMENTS, ETC. No amendment or waiver of any provision of this Agreement, nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Requisite Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent shall, unless in writing and signed by all the Lenders, do any of the following: (a) waive any of the conditions specified in Section 3.01, (b) increase the Commitments of the Lenders or subject the Lenders to any additional obligations, (c) reduce the principal of, or interest on, the Advances or any fees or other amounts payable hereunder, (d) postpone any date fixed for any payment of principal of, or interest on, the Advances or any fees or other amounts payable hereunder, (e) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Advances, or the number of Lenders, which shall be required for the Lenders or any of them to take any action hereunder or (f) amend Section
2.15 or this Section 8.01; and provided, further, that no amendment, waiver or consent shall, unless in writing and signed by an Agent in addition to the Lenders required above to take such action, affect the rights or duties of such Agent under this Agreement.

                  SECTION 8.02 NOTICES, ETC. All notices and other communications provided for hereunder shall be in writing (including telecopier, telegraphic, telex or cable communication) and mailed, telecopied, telegraphed, telexed, cabled or delivered, if to the Borrower, at its address at 15501 North Dial Boulevard, Arizona 85260-1619, Attn: Treasurer; if to any Bank, at its Domestic Lending Office specified opposite its name on Schedule I hereto; if to any other Lender, at its Domestic Lending Office specified in the Assignment and Acceptance pursuant to which it became a Lender; if to the Administrative Agent at its address at 2 Penn's Way, Suite 200 New Castle, Delaware 19720 (with a copy of notices, other than those given pursuant to Sections 2.01 through 2.14 hereof, to Citicorp USA, Inc., c/o Citibank Agency Services, 399 Park Avenue, New York, NY 10043, facsimile number (302) 894-6120, and if to the Documentation Agent at its address at Wachovia Bank N.A., 191 Peachtree Street, Atlanta, Georgia 30303, MC: GA-370, Attn: Mike Klein; or, as to the Borrower or either Agent, at such other address as shall be designated by such party in a written notice to the other parties and, as to each other party, at such other address as shall be designated by such party in a written notice to the Borrower and the Agents. All such notices and communications shall, when personally delivered, mailed, telecopied, telegraphed, telexed or cabled, be effective when personally delivered, after five (5) days after being deposited in the mails, when confirmed by telecopy response, when delivered to the telegraph company, when confirmed by telex answerback or when delivered to the cable company, respectively, except that notices and communications to any Agent pursuant to Article II or VII shall not be effective until received by such Agent.

                  SECTION 8.03 NO WAIVER; REMEDIES. No failure on the part of any Lender or either Agent to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

                  SECTION 8.04 COSTS, EXPENSES AND INDEMNIFICATION.

                  (a) The Borrower agrees to pay promptly on demand all reasonable costs and out-of-pocket expenses of the Agents in connection with the preparation, execution, delivery, administration, syndication, modification and amendment of this Agreement, and the other documents to be delivered hereunder or thereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agents (including the allocated time charges of each Agent's legal departments, as their respective internal counsel) with respect thereto and with respect to advising the Agents as to their rights and responsibilities under this Agreement. The Borrower further agrees to pay promptly on demand all costs and expenses of the Agents and of each Lender, if any (including, without limitation, reasonable counsel fees and out-of-pocket expenses), in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Agreement and the other documents to be delivered hereunder or thereunder, including, without limitation, reasonable counsel fees and out-of-pocket expenses in connection with the enforcement of rights under this Section 8.04(a). Such expenses shall be reimbursed by the Borrower upon a presentation of statement of account, regardless of whether Closing Date occurs.

                  (b) If any payment of principal of any Eurodollar Rate Advance is made other than on the last day of the interest period for such Advance, as a result of a payment pursuant to Section 2.06 or acceleration of the maturity of the Advances pursuant to Section 6.01 or for any other reason, the Borrower shall, upon demand by any Lender (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Lender any amounts required to compensate such Lender for any additional losses, costs or expenses which it may reasonably incur as a result of such payment, including, without limitation, any loss, cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by any Lender to fund or maintain such Advance.

                  (c) The Borrower agrees to indemnify and hold harmless each Agent, each Lender and each director, officer, employee, agent, attorney and affiliate of each Agent and each Lender (each an "indemnified person") in connection with any expenses, losses, claims, damages or liabilities to which an Agent, a Lender or such indemnified persons may become subject, insofar as such expenses, losses, claims, damages or liabilities (or actions or other proceedings commenced or threatened in respect thereof) arise out of the transactions referred to in this

Agreement or arise from any use or intended use of the proceeds of the Advances, or in any way arise out of activities of the Borrower that violate Environmental Laws, and to reimburse each Agent, each Lender and each indemnified person, upon their demand, for any reasonable legal or other out-of-pocket expenses incurred in connection with investigating, defending or participating in any such loss, claim, damage, liability, or action or other proceeding, whether commenced or threatened (whether or not such Agent, such Lender or any such person is a party to any action or proceeding out of which any such expense arises). Notwithstanding the foregoing, the Borrower shall have no obligation hereunder to an indemnified person with respect to indemnified liabilities which have resulted from the gross negligence, bad faith or willful misconduct of such indemnified person.

                  SECTION 8.05 RIGHT OF SET-OFF. Upon (i) the occurrence and during the continuance of any Event of Default and (ii) the making of the request or the granting of the consent specified by Section 6.01 to authorize the Agents to declare the Advances due and payable pursuant to the provisions of
Section 6.01, each Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (time or demand, provisional or final, or general, but not special) at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of the Borrower against any and all of the obligations of the Borrower now or hereafter existing under this Agreement that are then due and payable, whether or not such Lender shall have made any demand under this Agreement. Each Lender agrees promptly to notify the Borrower after any such set-off and application made by such Lender; provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Lender under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which such Lender may have.

                  SECTION 8.06 BINDING EFFECT; ENTIRE AGREEMENT. This Agreement shall be deemed to have been executed and delivered when it shall have been executed by Borrower and the Agents and when the Agents shall have been notified by each Bank that such Bank has executed it and thereafter shall be binding upon and inure to the benefit of Borrower, each Agent and each Lender and their respective successors and permitted assigns, except that Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of all Lenders. This Agreement and the other Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

                  SECTION 8.07 ASSIGNMENTS AND PARTICIPATIONS.

                  (a) Each Lender (other than the Designated Bidders) may assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment and the Advances owing to it); provided, however, that
(i) each such assignment shall be of a constant, and not a varying, percentage of all of the assigning Lender's rights and obligations under this Agreement (other than any right to make Bid Advances or Bid Advances held by it), (ii) after giving effect to any such assignment, (1) the assigning Lender shall no longer have any Commitment or (2) the amount of the Commitment of both the assigning Lender and the Eligible Assignee party to such assignment (in each case determined as of the date of the Assignment and Acceptance with respect to such assignment) shall not be less than $5,000,000 and multiples of $1,000,000 in excess thereof, (iii) each such assignment shall be to an Eligible Assignee, (iv) the parties to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance and recording in the Register, an Assignment and Acceptance, and a processing and recordation fee of $3,000 to the Administrative Agent, and (v) the Borrower (unless an Event of Default or a Potential Event of Default has occurred and is continuing) and the Administrative Agent shall have consented to such assignment, which consent shall not be unreasonably withheld; except that such consent shall not be required for an assignment to another Lender or an affiliate of a Lender. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance,
(x) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender hereunder and (y) the Lender assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto). Any Lender may at any time pledge or assign all or any portion of its rights hereunder to a Federal Reserve Bank; provided, that no such pledge or assignment shall release such Lender from any of its obligations hereunder.

                  (b) By executing and delivering an Assignment and Acceptance, the Lender assignor thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with any of the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of any of the Loan Documents or any other instrument or document furnished pursuant hereto or thereto; (ii) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or the performance or observance by the Borrower of any of its obligations under any of the Loan Documents or any other instrument or document furnished pursuant hereto or thereto; (iii) such assignee confirms that it has received a copy of the Loan Documents, together with copies of the financial statements referred to in
Section 4.01 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon the Agents, such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents; (v) such assignee confirms that it is an Eligible Assignee;
(vi) such assignee appoints and authorizes each Agent to take such action as agent on its behalf and to exercise such powers under the Loan Documents as are delegated to such Agent by the terms hereof, together with such powers as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

                  (c) Within five (5) days of its receipt of an Assignment and Acceptance executed by an assigning Lender and an assignee representing that it is an Eligible Assignee (together with a processing and recordation fee of $3,000 with respect thereto) and upon evidence of consent of the Borrower and the Administrative Agent thereto, which consent shall not be unreasonably withheld, the Administrative Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit C hereto, (1) accept such Assignment and Acceptance and (2) record the information contained therein in the Register. All communications with the Borrower with respect to such consent of the Borrower shall be sent pursuant to Section 8.02.

                  (d) Each Lender (other than the Designated Bidders) may designate one or more banks or other entities to have a right to make Bid Advances as a Lender pursuant to Section 2.03; provided, however, that (i) no such Lender shall be entitled to make more than two such designations, (ii) each such Lender making one or more of such designations shall retain the right to make Bid Advances as a Lender pursuant to Section 2.03, (iii) each such designation shall be to a Designated Bidder and (iv) the parties to each such designation shall execute and deliver to the Administrative Agent, for its acceptance and recording in the Register, a Designation Agreement. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Designation Agreement, the designee thereunder shall be a party hereto with a right to make Bid Advances as a Lender pursuant to Section
2.03 and the obligations related thereto.

                  (e) By executing and delivering a Designation Agreement, the Lender making the designation thereunder and its designee thereunder confirm and agree with each other and the other parties hereto as follows: (i) such Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto; (ii) such Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or the performance or observance by the Borrower of any of its obligations under this Agreement or any other instrument or document furnished pursuant hereto; (iii) such designee confirms that it has received a copy of this Agreement, together with copies of the financial statements referred to in Section 4.01 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into the Designation Agreement; (iv) such designee will, independently and without reliance upon the Administrative Agent, such designating Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such designee confirms that it is a Designated Bidder; (vi) such designee appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Administrative Agent by the terms hereof, together with such powers as are reasonably incidental thereto; and
(vii) such designee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender.

                  (f) Upon its receipt of a Designation Agreement executed by a designating Lender and a designee representing that it is a Designated Bidder, the Administrative Agent shall, if such Designation Agreement has been completed and is substantially in the form of Exhibit J hereto, (i) accept such Designation Agreement, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the Borrower.

                  (g) The Administrative Agent shall maintain at its address referred to in Section 8.02 a copy of each Assignment and Acceptance and each Designation Agreement delivered to and, accepted by it and a register for the recordation of the names and addresses of the Lenders and, with respect to Lenders other than Designated Bidders, the Commitment of, the Commitment Termination Date of, and principal amount of the Advances owing to, each such Lender from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Agents and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of the Loan Documents. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

                  (h) Each Lender may sell participations to one or more banks or other entities in or to all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment and the Advances owing to it; provided, however, that (i) such Lender's obligations under this Agreement (including, without limitation, its Commitment to the Borrower hereunder) shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) such Lender shall remain the holder of any such Advance for all purposes of this Agreement, (iv) the Borrower, the Agents and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under the Loan Documents,
(v) no Lender shall grant any participation under which the participant shall have rights to require such Lender to take or omit to take any action hereunder or under the other Loan Documents or approve any amendment to or waiver of this Agreement or the other Loan Documents, except to the extent such amendment or waiver would: (A) extend the Termination Date of such Lender; or (B) reduce the interest rate or the amount of principal or fees applicable to Advances or the Commitment in which such participant is participating or change the date on which interest, principal or fees applicable to Advances or the Commitment in which such participant is participating are payable, (vi) such Lender shall notify the Borrower of the sale of the participation, and (vii) the Person purchasing such participation shall agree to customary provisions relating to the confidentiality of non-public information received by such Person in connection with its purchase of the participation.

                  (i) Any Lender may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 8.07, disclose to the assignee or participant or proposed assignee or participant, any information relating to the Borrower furnished to such Lender by or on behalf of the Borrower; provided that, prior to any such disclosure, the assignee or Participant or proposed assignee or participant shall agree to preserve the confidentiality of any confidential information relating to the Borrower received by it from such Lender.

                  SECTION 8.08 CONFIDENTIALITY. Each Lender agrees, insofar as is legally possible, to use its best efforts to keep in confidence all financial data and other information relative to the affairs of the Borrower heretofore furnished or which may hereafter be furnished to it pursuant to the provisions of this Agreement; provided, however, that this
Section 8.08 shall not be applicable to information otherwise disseminated to the public by the Borrower; and provided further that such obligation of each Bank shall be subject to each Bank's (a) obligation to disclose such information pursuant to a request or order under applicable laws and regulations or pursuant to a subpoena or other legal process, (b) right to disclose any such information to bank examiners, its affiliates (including, without limitation, in the case of CUSA, SSBI), bank, auditors, accountants and its counsel and other Banks, and
(c) right to disclose any such information, (i) in connection with the transactions set forth herein including assignments and sales of participation interests pursuant to Section 8.07 hereof or (ii) in or in connection with any litigation or dispute involving the Banks and the Borrower or any transfer or other disposition by such Bank of any of its Advances or other extensions of credit by such Bank to the Borrower or any of its Subsidiaries, provided that information disclosed pursuant to this proviso shall be so disclosed subject to such procedures as are reasonably calculated to maintain the confidentiality thereof.

                  SECTION 8.09 NEW LENDERS; INCREASES IN COMMITMENT OF A LENDER. If no event has occurred and is continuing which constitutes an Event of Default or which would constitute an Event of Default but for the requirement that notice be given or time elapse or both, the Borrower may (i) notify (a "New Lender Notice") the Administrative Agent and the Lenders that it desires to add one or more additional lenders to the Lenders; provided, however, that no such new lender will have a Commitment larger than the largest Commitment of a Lender; provided further that such increase in the Commitment of a Lender shall be effective upon the receipt by the Administrative Agent of a commitment increase letter in substantially the form of Exhibit K hereto (each a "Commitment Increase Letter") which shall identify the proposed effective date (which shall be the last day of all then current Interest Periods if there are Eurodollar Advances then outstanding from the Lenders). Each New Lender Notice shall identify each such New Lender, the amount of its proposed Commitment and the proposed effective date of its inclusion hereunder (which shall be the last day of all then current Interest Periods if there are Eurodollar Advances then outstanding from the Lenders). Upon such proposed date, such lender (each a "New Lender") shall with the consent of the Administrative Agent (which shall not be unreasonably withheld) become a Lender hereunder for all purposes and to the same effect as if set forth on the signature pages hereof, subject to its execution where indicated below and delivery to the Administrative Agent of at least one counterpart of this Agreement (which shall be deemed to include all amendments thereto) and the execution and delivery by the Administrative Agent and the Company of each such counterpart. Notwithstanding anything to the contrary set forth in this Agreement, no increase in the Commitment of any Lender or addition of a New Lender pursuant to this Section 8.09 shall result in such Lender or New Lender, as the case may be, having a Commitment which constitutes more than 25% of the Total Commitments at such time.

                  SECTION 8.10 GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

                  SECTION 8.11 EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  SECTION 8.12 CONSENT TO JURISDICTION; WAIVER OF IMMUNITIES. The Borrower hereby irrevocably submits to the jurisdiction of any New York state or Federal court sitting in New York, New York in any action or proceeding arising out of or relating to this Agreement, and the Borrower hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York state or Federal court. The Borrower hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. The Borrower agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this
Section 8.11 shall affect the right of any Lender or Agent to serve legal process in any other manner permitted by law or affect the right of any Lender or Agent to bring any action or proceeding against the Borrower or its property in the courts of any other jurisdiction.

                  SECTION 8.13 WAIVER OF TRIAL BY JURY. THE BORROWER, THE BANKS, THE AGENTS AND, BY ITS ACCEPTANCE OF THE BENEFITS HEREOF, EACH OTHER LENDER HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation contract claims, tort claims, breach of duty claims and all other common law and statutory claims. The Borrower, the Banks, the Agents and, by its acceptance of the benefits hereof, each other Lender (i) acknowledges that this waiver is a material inducement for the Borrower, the Lenders and the Agents to enter into a business relationship, that the Borrower, the Lenders and the Agents have already relied on this waiver in entering into this Agreement or accepting the benefits thereof, as the case may be, and that each will continue to rely on this waiver in their related future dealings and
(ii) further warrants and represents that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.


                  [Remainder of page intentionally left blank]

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                          THE DIAL CORPORATION, a Delaware
                                          corporation


                                          By /s/  Susan J. Riley
                                             ______________________________

                                          Title:  Executive Vice President and
                                                  Chief Financial Officer

                                          CITICORP USA, INC., as Administrative
                                          Agent and as a Lender


                                          By /s/ Pete Locke
                                            ______________________________

                                          Title: Managing Director

                                          BANK OF AMERICA, N.A., as Syndication
                                          Agent and as a Lender


                                          By /s/ Lisa S. Donoghue
                                            ______________________________

                                          Title: Managing Director

                                          WACHOVIA BANK, N.A., as Documentation
                                          Agent and as a Lender


                                          By      /s/ Mike Klein
                                             -------------------------------
                                          Title:  Vice President

                              THE DIAL CORPORATION

           FIRST AMENDMENT DATED NOVEMBER 21, 2000 TO CREDIT AGREEMENT
                 (SHORT TERM FACILITY) DATED AS OF JULY 14, 2000


                  This FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is dated as of November 21, 2000 and entered into by and among THE DIAL CORPORATION, a Delaware corporation (the "Borrower"), the undersigned lenders (collectively the "Lenders"), and CITICORP USA, INC., as Administrative Agent, and is made with reference to that certain Credit Agreement (Short Term Facility), dated as of July 14, 2000, by and among the Borrower, the Lenders, and the Agents (as amended, the "Credit Agreement"). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

                  WHEREAS, the Borrower has requested and Requisite Lenders have agreed to modify the terms of the Credit Agreement in certain respects;

                  NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1.        AMENDMENTS TO THE CREDIT AGREEMENT

         A. AMENDMENT TO SECTION 5.02(F). Section 5.02(f) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following in lieu thereof:

                  "Maximum Funded Debt Ratio. The Borrower will not permit at any time the ratio of (i) Funded Debt to (ii) EBITDA for any four fiscal quarter period ending on the dates set forth below to be greater than the correlative ratio indicated:

                  Date                                                 Maximum Ratio
                  ----                                                 -------------
                  September 30, 2000 and prior                         3.00:1.00
                  December 31, 2000                                    3.50:1.00
                  March 31, 2001                                       3.50:1.00
                  June 30, 2001                                        3.25:1.00
                  Thereafter                                           3.00:1.00"

         B. AMENDMENT TO COMPLIANCE CERTIFICATE. The form of Compliance Certificate attached to the Credit Agreement as Exhibit F is hereby amended and restated in its entirety to read as set forth on Exhibit F to this Amendment.


                                                    (First Amendment-Short Term)

SECTION 2.        BORROWER'S REPRESENTATIONS AND WARRANTIES

                  To induce the Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, the Borrower represents and warrants to each Lender that the following statements are true, correct and complete:

         A. CORPORATE POWER AND AUTHORITY. The Borrower has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement, as amended by this Amendment (the "Amended Agreement").

         B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment and the consummation of the Amended Agreement have been duly authorized by all necessary corporate action on the part of the Borrower.

         C. NO CONFLICT. The execution and delivery by the Borrower of this Amendment and the consummation by the Borrower of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to the Borrower or its Subsidiaries, the certificate of incorporation or bylaws of the Borrower or any order, judgment or decree of any court or other agency of government binding on the Borrower or its Subsidiaries,
(ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any contractual obligation of the Borrower or its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of the Borrower or its Subsidiaries, or (iv) require any approval of stockholders or any approval or consent of any Person under any contractual obligation of the Borrower or its Subsidiaries (other than the parties hereto).

         D. GOVERNMENTAL CONSENTS. The execution and delivery by the Borrower of this Amendment and the consummation by the Borrower of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

         E. BINDING OBLIGATION. This Amendment has been duly executed and delivered by the Borrower and this Amendment and the Amended Agreement are the legally valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by principles of equity and commercial reasonableness.

         F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Section 4.01 (excluding those set forth in Section 4.01(e)) of the Credit Agreement are true, correct and complete in all material respects to the same extent as though made on and as of the date hereof, except as provided above or to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.


                                       2            (First Amendment-Short Term)

         G. ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would, upon the giving of notice, the passage of time, or otherwise, constitute an Event of Default.

         H. CONDITION OF THE BORROWER. (i) The consolidated balance sheet of the Borrower and its Subsidiaries as at December 31, 1999 and the related consolidated statements of income and retained earnings of the Borrower and its Subsidiaries for the fiscal year then ended, and (ii) the consolidated balance sheet of the Borrower and its Subsidiaries as at September 30, 2000, and the related consolidated statements of income and retained earnings of the Borrower and its Subsidiaries for the fiscal quarter then ended, in each case fairly present the financial condition of the Borrower and its Subsidiaries as at such date and the results of the operations of Borrower and its Subsidiaries for the period ended on such date, all in accordance with GAAP consistently applied, and, as of the Closing Date, there has been no material adverse change in the business, condition (financial or otherwise), operations or properties of the Borrower and its Subsidiaries, taken as a whole, since September 30, 2000, other than as disclosed in the Borrower's Quarterly Report on Form 10-Q for the quarter ended September 30, 2000.

SECTION 3.        CONDITIONS TO EFFECTIVENESS

                  Section 1 of this Amendment shall become effective as of the date hereof (such date being referred to herein as the "Amendment Effective Date"); provided that all of the following conditions precedent shall have been satisfied:

         A. The Borrower shall have delivered to each Lender (in the case of the item specified in clause (i) below) or to the Administrative Agent (in the case of the items specified in clauses (ii) and (iii) below) the following, each, unless otherwise noted, dated the Amendment Effective Date:

                  (i) A copy of the Borrower's Quarterly Report on Form 10-Q for the quarter ended September 30, 2000;

                  (ii) Signature and incumbency certificates of its officers executing this Amendment; and

                  (iii) Executed copies of this Amendment.

         B. All corporate and other proceedings taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by the Administrative Agent, shall be satisfactory in form and substance to the Administrative Agent, and the Administrative Agent shall have received all such counterpart originals or certified copies of such documents as the Administrative Agent may reasonably request.

SECTION 4.        MISCELLANEOUS

         A. Reference to and Effect on the Credit Agreement and the Other Loan Documents.

                  (i) On and after the date this Amendment becomes effective in accordance with its terms, each reference in the Credit Agreement to "this Agreement", "hereunder",


                                       3            (First Amendment-Short Term)

         "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the Notes to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

                  (ii) Except as specifically amended by this Amendment, the Credit Agreement and the Notes shall remain in full force and effect and are hereby ratified and confirmed.

                  (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of, any right, power or remedy of the Administrative Agent or any Lender under, the Credit Agreement or the Notes.

         B. FEES AND EXPENSES. The Borrower acknowledges that all costs, fees and expenses as described in Section 8.04 of the Credit Agreement incurred by the Administrative Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of the Borrower.

         C. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

         D. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

         E. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Subject to the provisions of Section 3, this Amendment shall become effective as of the date hereof upon the execution and delivery of a counterpart hereof by the Borrower and the Requisite Lenders.


                  [Remainder of page intentionally left blank]


                                       4            (First Amendment-Short Term)

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                  The Borrower:

                                  THE DIAL CORPORATION



                                  By   /s/ Conrad A. Conrad
                                    ------------------------------------
                                    Name:  Conrad A. Conrad
                                    Title: Senior Vice President and
                                           Chief Financial Officer


                                  The Lenders:


                                  CITICORP USA, INC. (Individually and as
                                  Administrative Agent)



                                  By    /s/ J. Gregory Davis
                                     -----------------------------------
                                     Name:  J. Gregory Davis
                                     Title: Director


                                  BANK OF AMERICA, N.A. (Individually and as
                                  Syndication Agent)


                                  By   /s/ Paula Z. Kramp
                                    ------------------------------------
                                    Name:  Paula Z. Kramp
                                    Title: Principal


                                  WACHOVIA BANK, N.A. (Individually and as
                                  Documentation Agent)

                                  By    /s/ C. Reid Harden
                                    ------------------------------------
                                    Name:  C. Reid Harden
                                    Title: Vice President


                                      S-1           (First Amendment-Short Term)

                                  ABN AMRO BANK N.V.


                                  By   /s/ Ellen M. Coleman
                                    -------------------------------
                                    Name:  Ellen M. Coleman
                                    Title: Group Vice President


                                  By   /s/ Mitsoo Iravani
                                    -------------------------------
                                    Name:  Mitsoo Iravani
                                    Title: Assistant Vice President


                                  BANK ONE, NA


                                  By   /s/ Joseph Perdenza
                                    -------------------------------
                                    Name:  Joseph Perdenza
                                    Title: Assistant Vice President


                                  DEUTSCHE BANK, AG


                                  By   /s/ Alexander Karow
                                    -------------------------------
                                    Name:  Alexander Karow
                                    Title: Vice President


                                  By   /s/ Thomas A. Foley
                                    -------------------------------
                                    Name:  Thomas A. Foley
                                    Title: Vice President


                                  INDUSTRIAL BANK OF JAPAN, LIMITED, NEW YORK
                                  BRANCH


                                  By   /s/ Vicente L. Timiraos
                                    -------------------------------
                                    Name:  Vicente L. Timiraos
                                    Title: Joint General Manager


                                  WELLS FARGO BANK, N.A.


                                  By   /s/ Catherine M. Wallace
                                    -------------------------------
                                    Name:  Catherine M. Wallace
                                    Title: Vice President


                                      S-2           (First Amendment-Short Term)

                                  WESTDEUTSCHE LANDESBANK GIROZENTRALE-NEW YORK AND CAYMAN ISLANDS BRANCHES


                                  By /s/ Barry S. Wadler
                                     ----------------------------
                                     Name: Barry S. Wadler
                                     Title: Manager


                                  By /s/ Lisa M. Walker
                                     ----------------------------
                                     Name: Lisa M. Walker
                                     Title: Associate Director


                                      S-3           (First Amendment-Short Term)

                                    EXHIBIT F

                        [FORM OF COMPLIANCE CERTIFICATE]


                  The undersigned certifies that: (i) this Certificate is as of __________ and pertains to the period from _________ to _________, (ii) the undersigned has reviewed the terms of that certain Credit Agreement, dated as of July 14, 2000, among The Dial Corporation, the Banks named therein, Citicorp USA, Inc., as Administrative Agent, Wachovia Bank, N.A., as Documentation Agent for said Lenders and Bank of America, N.A., as Syndication Agent for said Lenders (as it may be amended, supplemented, restated or otherwise modified from time to time, the "CREDIT AGREEMENT") and has made, or caused to be made under the undersigned's supervision, a review in reasonable detail of the transactions and condition of the Borrower and its Subsidiaries during the period set forth above and (iii) such review has not disclosed the existence during or at the end of such period, and the undersigned does not have knowledge of the existences as of the date of this Certificate, of any condition or event that constitutes an Event of Default or Potential Event of Default.(1) CAPITALIZED TERMS USED HEREIN SHALL HAVE THE MEANINGS SET FORTH IN THE CREDIT AGREEMENT.


   A.       NET WORTH

            For the Borrower and its Subsidiaries:

            1.       Net Worth as of the Effective Date              $__________

            2.       80% multiplied (1)                              $__________

            3.       Net Income (if a positive number) from the
                     Effective Date to most recent June 30 or
                     December 31                                     $__________

            4.       25% multiplied (3)                              $__________

            5.       aggregate net proceeds, including cash
                     and the fair market value of property
                     other than cash, received by the Borrower
                     from the issue or sale of capital stock
                     of the Borrower from the Effective Date to
                     the most recent June 30 or December 31          $__________


--------

(1) If any event or condition that constitutes an Event of Default or Potential Event of Default exists, the Certificate should include the nature and period of existence of such event or condition and what action the Borrower has taken, is taking and proposes to take with respect thereto.


                                      F-1               (Compliance Certificate)

            6.       aggregate of 25% of the after tax gains
                     realized from unusual, extraordinary, and
                     major nonrecurring items from the
                     Effective Date to the most recent June 30
                     or December 31                                  $__________

            7.       Additions to Capital [(5) plus (6)]             $__________

            8.       Net Worth                                       $__________

            9.       Minimum Net Worth permitted under Credit
                     Agreement [(2) plus (4) plus (7)]               $__________

   B.       MAXIMUM FUNDED DEBT RATIO.

            For the Borrower and its Subsidiaries (for each period consisting of the most recently ended four consecutive fiscal quarters of the Borrower):

            1.       indebtedness for borrowed money or for the
                     deferred purchase price of property or
                     services                                        $__________

            2.       obligations as lessee under leases which
                     shall have been or should be, in accordance
                     with GAAP, recorded as capital leases           $__________

            3.       obligations under guarantees in respect of
                     indebtedness or obligations of others of
                     the kinds referred to in clauses (1) and
                     (2) of this Section B                           $__________

            4.       Funded Debt [(1) plus (2) plus (3)]             $__________

            5.       consolidated net income plus provision
                     for taxes (excluding extraordinary, unusual,
                     or nonrecurring gains or losses)                $__________

            6.       interest expense                                $__________

            7.       depreciation expense and amortization of
                     intangibles                                     $__________

            8.       EBITDA [(5) plus (6) plus (7)]                  $__________

            9.       Ratio of Funded Debt to EBITDA [(4):(8)]        ____:____


                                      F-2               (Compliance Certificate)

            10. Maximum Funded Debt Ratio required under Credit Agreement for any four fiscal quarter period ending on the dates set forth below:

                     September 30, 2000 and prior
                     December 31, 2000                       3.00:1.00
                     March 31, 2001                          3.50:1.00
                     June 30, 2001                           3.50:1.00
                     After June 30, 2001                     3.25:1.00
                                                             3.00:1.00


                                       THE DIAL CORPORATION





                                       By: _______________________________

                                           Title:


                                      F-3               (Compliance Certificate)